Exhibit 10.6

EXECUTION VERSION

COLLATERAL AGREEMENT

made by

CHARTER COMMUNICATIONS OPERATING, LLC,

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

and the other Grantors party hereto from time to time

in favor of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Agent

Dated as of May 18, 2016

TABLE OF CONTENTS

Page

SECTION 1. DEFINED TERMS		- 1 -

1.1	Definitions	- 1 -
1.2	Other Definitional Provisions	- 6 -

SECTION 2. GRANT OF SECURITY INTEREST		- 6 -

2.1	Collateral	- 6 -

SECTION 3. CERTIFICATED INTERESTS		- 7 -

3.1	Pledged Partnership Interests	- 7 -
3.2	Pledged LLC Interests	- 7 -

SECTION 4. REPRESENTATIONS AND WARRANTIES		- 8 -

4.1	Title; No Other Liens	- 8 -
4.2	Perfected First Priority Liens	- 8 -
4.3	Jurisdiction of Organization	- 8 -
4.4	Pledged Securities	- 8 -

SECTION 5. COVENANTS		- 9 -

5.1	Delivery of Instruments, Certificated Securities and Chattel Paper	- 9 -
5.2	Insurance	- 9 -
5.3	Maintenance of Perfected Security Interest; Further Documentation	- 9 -
5.4	Changes in Locations, Name, etc.	- 9 -
5.5	Pledged Securities	- 9 -

SECTION 6. REMEDIAL PROVISIONS		- 10 -

6.1	Investment Property	- 10 -
6.2	Proceeds To Be Turned Over to Collateral Agent	- 11 -
6.3	Application of Proceeds	- 11 -
6.4	Code and Other Remedies	- 11 -
6.5	Registration Rights	- 12 -
6.6	Deficiency	- 13 -
6.7	Certain Matters Relating to Pledged Receivables	- 13 -
6.8	Communications with Obligors; Grantors Remain Liable	- 13 -

SECTION 7. THE COLLATERAL AGENT		- 14 -

7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc.	- 14 -
7.2	Duty of Collateral Agent	- 15 -
7.3	Financing Statements	- 16 -
7.4	Authority of Collateral Agent	- 16 -

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SECTION 8. MISCELLANEOUS		- 17 -

8.1	Amendments in Writing	- 17 -
8.2	Notices	- 17 -
8.3	No Waiver by Course of Conduct; Cumulative Remedies	- 17 -
8.4	Enforcement Expenses; Indemnification	- 17 -
8.5	Successors and Assigns	- 17 -
8.6	Counterparts	- 18 -
8.7	Severability	- 18 -
8.8	Governmental Approvals	- 18 -
8.9	Section Headings	- 19 -
8.10	Integration	- 19 -
8.11	GOVERNING LAW	- 19 -
8.12	Submission to Jurisdiction; Waivers	- 20 -
8.13	Acknowledgments	- 20 -
8.14	Additional Grantors; Release	- 20 -
8.15	WAIVER OF JURY TRIAL	- 21 -
8.16	Intercreditor Agreement	- 21 -

SCHEDULES

Schedule 1	[Reserved]
Schedule 2	Pledged Securities
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization
Schedule 5	Intellectual Property
Schedule 6	List of Subsidiary Guarantors

ANNEXES

Annex 1	Form of Assumption Agreement

-ii-

COLLATERAL AGREEMENT

COLLATERAL AGREEMENT, dated as of May 18, 2016, made by CHARTER COMMUNICATIONS OPERATING, LLC (“CCO”) and CHARTER COMMUNICATIONS OPERATING CAPITAL CORP. (“CCO Capital” and, together with CCO, the “Issuers” and together with the Issuers and any other entity that may become a party hereto as provided herein, collectively, the “Grantors”, and individually, a “Grantor”), in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”), for the Holders from time to time of the Notes (as defined below) pursuant to the Indenture, dated as of July 23, 2015 (as amended, supplemented or otherwise modified from time to time including, without limitation, by the First Supplemental Indenture referred to below, the “Indenture”), among CCO Safari II, LLC (“CCO Safari,” which has since merged with and into CCO), the Issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and collateral agent.

W I T N E S S E T H:

WHEREAS, CCO Safari issued 3.579% Senior Secured Notes due 2020, 4.464% Senior Secured Notes due 2022, 4.908% Senior Secured Notes due 2025, 6.384% Senior Secured Notes due 2035, 6.484% Senior Secured Notes due 2045 and 6.834% Senior Secured Notes due 2055 (collectively and together with any Additional Notes (as defined in the Indenture), the “Notes”) pursuant to the First Supplemental Indenture, dated as of July 23, 2015, by and among CCO Safari, CCH II, LLC, as limited guarantor thereto, the Trustee and the Collateral Agent;

WHEREAS, the Issuers have assumed all of the obligations of CCO Safari under the Notes pursuant to the Second Supplemental Indenture, dated as of the date hereof, by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent;

WHEREAS, upon consummation of the offering of the Notes, CCO Safari entered into an escrow agreement (the “Escrow Agreement”) with the Trustee and Bank of America, N.A., as escrow agent (in such capacity, the “Escrow Agent”), pursuant to which CCO Safari deposited into escrow accounts the gross proceeds from the offering of the Notes.

WHEREAS, it is a condition precedent to the release of the funds deposited in the escrow accounts to the Issuers (the “Escrow Release”) that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Holders.

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, and the following terms are used herein as defined in the Applicable UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b) The following terms shall have the following meanings:

“Additional Collateral”: all of the following property of the Issuers or any Subsidiary Guarantor, to the extent that a security interest in such property can be perfected by the filing of a Uniform Commercial Code financing statement: all Accounts, all Chattel Paper, all Documents, all Equipment, all Fixtures, all General Intangibles, all Instruments, all Intellectual Property, all Inventory, all Investment Property and all other property not otherwise described in this definition.

“Agreement”: this Collateral Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Applicable UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “Applicable UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“CATV Franchise”: collectively, with respect to CCO and its Subsidiaries, (a) any franchise, license, permit, wire agreement or easement granted by any political jurisdiction or unit or other local, state or federal franchising authority (other than licenses, permits and easements not material to the operations of a CATV System) pursuant to which such Person has the right or license to operate a CATV System and (b) any law, regulation, ordinance, agreement or other instrument or document setting forth all or any part of the terms of any franchise, license, permit, wire agreement or easement described in clause (a) of this definition.

“CATV System”: any cable distribution system owned or acquired by CCO or any of its Subsidiaries which receives audio, video, digital, other broadcast signals or information or telecommunications by cable, optical, antennae, microwave or satellite transmission and which amplifies and transmits such signals to customers of CCO or any of its Subsidiaries.

“CCH”: Charter Communications Holdings, LLC, a Delaware limited liability company, together with its successors.

“Collateral”: as defined in Section 2.1.

“Collateral Account”: any collateral account established by the Collateral Agent as provided in Section 7.2.

“Co-Owned TWC IP” means any Patent or Trademark that is jointly owned on the Escrow Release Date by TWC and/or one or more other Grantors, on the one hand, and by a Person that is not a member of the Charter Group, on the other hand; provided, that in the event any such Patent or Trademark ceases to be jointly owned by a Person that is not a member of the Charter Group, such Patent or Trademark shall cease to constitute “Co-Owned TWC IP.”

“FCC”: the Federal Communications Commission and any successor thereto.

“FCC License”: any community antenna relay service, broadcast auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended.

“Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

“Foreign Subsidiary Voting Equity Interests”: the voting Equity Interests of any Foreign Subsidiary.

“Grantor”: as defined in the preamble.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Indenture Documents”: the Indenture, the Notes, this Agreement, the other Security Documents and any other document made, delivered or given in connection with any of the foregoing to which a Grantor is party that is designated as an Indenture Document.

“Intellectual Property”: the collective reference to all rights, priorities and privileges in and to the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, in each case, whether arising under United States, multinational or foreign laws or otherwise, including the right to receive all proceeds and damages therefrom.

“Intercompany Obligations”: all obligations, whether constituting General Intangibles or otherwise, owing to the Issuers or any Subsidiary Grantor by any Affiliate of the Issuers or such Subsidiary Grantor.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Applicable UCC (other than any Foreign Subsidiary Voting Equity Interests excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“License”: as to any Person, any license, permit, certificate of need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses and CATV Franchises.

“Obligations”: the collective reference to the unpaid principal of and, premium and interest, if any, on the Notes and related guarantees and all other obligations and liabilities of the Grantors (including, without limitation, any increase in the aggregate principal amount of the Notes together with any fees and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantors, whether or not a claim for such fees or interest are allowed in such proceeding) to the Collateral Agent, the Trustee or any Holder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, this Agreement, any Indenture Document or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Indenture Document).

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 5 (it being understood that oral agreements are not required to be listed on Schedule 5).

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 5, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Pledged Issuers”: the collective reference to each issuer of any Pledged Securities.

“Pledged LLC Interests”: in each case, whether now existing or hereafter acquired, all of a Grantor’s right, title and interest in and to:

(i) any Pledged Issuer (other than any Non-Recourse Subsidiary) that is a limited liability company, but not any of such Grantor’s obligations from time to time as a holder of interests in any such Pledged Issuer (unless the Collateral Agent or its designee, on behalf of the Collateral Agent, shall elect to become a holder of interests in any such Pledged Issuer in connection with its exercise of remedies pursuant to the terms hereof);

(ii) any and all moneys due and to become due to such Grantor now or in the future by way of a distribution made to such Grantor in its capacity as a holder of interests in any such Pledged Issuer or otherwise in respect of such Grantor’s interest as a holder of interests in any such Pledged Issuer;

(iii) any other property of any such Pledged Issuer to which such Grantor now or in the future may be entitled in respect of its interests in any such Pledged Issuer by way of distribution, return of capital or otherwise;

(iv) any other claim or right which such Grantor now has or may in the future acquire in respect of its interests in any such Pledged Issuer;

(v) the organizational documents of any such Pledged Issuer;

(vi) all certificates, options or rights of any nature whatsoever that may be issued or granted by any such Pledged Issuer to such Grantor while this Agreement is in effect; and

(vii) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

“Pledged Notes”: any promissory note evidencing loans made by any Grantor to any member of the Charter Group, including in each case without limitation, all promissory notes listed on Schedule 2.

“Pledged Partnership Interests”: in each case, whether now existing or hereafter acquired, all of a Grantor’s right, title and interest in and to:

(i) any Pledged Issuer (other than any Non-Recourse Subsidiary) that is a partnership, but not any of such Grantor’s obligations from time to time as a general or limited partner, as the case may be, in any such Pledged Issuer (unless the Collateral Agent or its designee, on behalf of the Collateral Agent, shall elect to become a general or limited partner, as the case may be, in any such Pledged Issuer in connection with its exercise of remedies pursuant to the terms hereof);

(ii) any and all moneys due and to become due to such Grantor now or in the future by way of a distribution made to such Grantor in its capacity as a general partner or limited partner, as the case may be, in any such Pledged Issuer or otherwise in respect of such Grantor’s interest as a general partner or limited partner, as the case may be, in any such Pledged Issuer;

(iii) any other property of any such Pledged Issuer to which such Grantor now or in the future may be entitled in respect of its interests as a general partner or limited partner, as the case may be, in any such Pledged Issuer by way of distribution, return of capital or otherwise;

(iv) any other claim or right which such Grantor now has or may in the future acquire in respect of its general or limited partnership interests in any such Pledged Issuer;

(v) the partnership agreement or other organizational documents of any such Pledged Issuer;

(vi) all certificates, options or rights of any nature whatsoever that may be issued or granted by any such Pledged Issuer to such Grantor while this Agreement is in effect; and

(vii) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

“Pledged Receivables”: the collective reference to all Receivables pledged by any Grantor as Collateral.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock, together with the Proceeds thereof.

“Pledged Stock”: the Equity Interests listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Equity Interests with respect to the Issuers, any Subsidiary Grantor, and of any Person (other than any Non-Recourse Subsidiary) that may be issued or granted to, or held by the Issuers or any Subsidiary Grantor, while this Agreement is in effect including, in any event, the Pledged LLC Interests and Pledged Partnership Interests.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Applicable UCC and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Securities and Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Parties”: the collective reference to the Collateral Agent, the Holders and the Trustee.

“Securities Act”: the Securities Act of 1933, as amended.

“Subsidiary Grantor”: any Subsidiary of CCO (other than CCO Capital) that is a Grantor.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 5 (it being understood that oral agreements are not required to be listed on Schedule 5).

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d) All capitalized terms not defined herein shall have the meaning ascribed to them in the Indenture.

SECTION 2. GRANT OF SECURITY INTEREST

2.1 Collateral. Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (subject to the last paragraph of this Section 2.1, collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) (b) all Pledged Securities;

(c) (d) all Intercompany Obligations;

(e) (f) all Additional Collateral;

(g) (h) all books and records pertaining to the Collateral; and

(i) (j) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing, all collateral security and guarantees given by any Person with respect to any of the foregoing and any Instruments evidencing any of the foregoing.

Notwithstanding any of the other provisions set forth in any subsection of this Section 2.1 or any other provision of this Agreement, (i) this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include, (v) any Co-Owned TWC IP, (w) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein, until such time, if any, as a statement of use is filed and accepted, (x) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement (including any joint venture, partnership or limited liability company operating agreement, unless the same relates to a Wholly Owned Subsidiary), instrument or other document evidencing or giving rise to such property (including, without limitation, any contractual restriction applicable to any Patent or Trademark that is jointly owned by one or more Grantors, on the one hand, and any Person that is not a member of the Charter Group, on the other hand) except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (it being understood that, subject to the limitations set forth in this paragraph, it is the intent of the parties that the Collateral include all FCC Licenses, CATV Franchises, the economic value thereof and all Proceeds thereof), (y) any property that is subject to a purchase money security interest permitted by the Indenture for so long as it is subject to such security interest or (z) any Equity Interests or other securities of any Subsidiary of the Issuers in excess of the maximum amount of such Equity Interests or securities that could be included in the Collateral without creating a requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended, for separate financial statements of such Subsidiary to be included in filings by any member of the Charter Group with the SEC (or any other governmental agency) and (ii) in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Equity Interests of any Foreign Subsidiary constitute Collateral or be required to be pledged hereunder.

SECTION 3. CERTIFICATED INTERESTS

3.1 Pledged Partnership Interests. Concurrently with the delivery to the Collateral Agent of any certificate representing any Pledged Partnership Interests, the relevant Grantor shall, if requested by the Collateral Agent, deliver an undated power covering such certificate, duly executed in blank by such Grantor.

3.2 Pledged LLC Interests. Concurrently with the delivery to the Collateral Agent of any certificate representing any Pledged LLC Interests, the relevant Grantor shall, if requested by the Collateral Agent, deliver an undated power covering such certificate, duly executed in blank by such Grantor.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens not prohibited to exist on the Collateral by the Indenture, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Indenture Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Collateral Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens not prohibited by the Indenture.

4.3 Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4.

4.4 Pledged Securities. The Equity Interests pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Pledged Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Equity Interests, if less, 66% of the outstanding Foreign Subsidiary Voting Equity Interests of each relevant Pledged Issuer.

(a) Except with respect to Pledged Stock from time to time constituting an immaterial portion of the Collateral, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(b) None of the Pledged LLC Interests or Pledged Partnership Interests constitutes a security under Section 8-103 of the Applicable UCC or the corresponding code or statute of any other applicable jurisdiction.

(c) Except with respect to Pledged Notes from time to time constituting an immaterial portion of the Collateral, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and the implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and any Liens not prohibited by the Indenture.

SECTION 5. COVENANTS

Each Grantor covenants and agrees that, from and after the date of this Agreement until the Obligations shall have been paid in full or the relevant Collateral has been released in accordance with Section 8.14:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper with a face value of $5,000,000 or more, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Collateral Agent, duly indorsed, to be held as Collateral pursuant to this Agreement.

5.2 Insurance. All insurance maintained by any Grantor with respect to the Collateral shall name the Collateral Agent as insured party or loss payee, as applicable and customary.

5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall take all reasonable and necessary actions to maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor will furnish to the Collateral Agent and the Holders from time to time statements and schedules further identifying and describing the assets and property of such Grantor constituting, or intended to constitute, Collateral and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

(c) The Grantors shall at all times ensure that the Collateral Agent, for the benefit of the Secured Parties, has a perfected security interest in the Collateral to the same extent as all Equally and Ratably Secured Indebtedness.

5.4 Changes in Locations, Name, etc. Such Grantor will not, except upon prior written notice to the Collateral Agent:

(k) (l) change its jurisdiction of organization; or

(m) (n) change its name to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become seriously misleading;

unless, within 30 days of the taking of any such actions, such Grantor delivers to the Collateral Agent notice of such change and evidence that all steps necessary to maintain the validity, perfection and priority of the security interests provided for herein have been taken.

5.5 Pledged Securities.

(a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Pledged Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and the Holders, hold the same in trust for the Collateral Agent and the Holders, and, with respect to Pledged Stock constituting securities under and as defined in Section 8-103 of the Applicable UCC, deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. During the continuance of an Event of Default, after written notice from the Collateral Agent, any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Pledged Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Pledged Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, during the continuance of an Event of Default, after notice from the Collateral Agent, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Holders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) No Grantor shall (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction not prohibited by the Indenture), (ii) create, incur or permit to exist any Lien, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens not prohibited under the Indenture or (iii) enter into any agreement or undertaking restricting, directly or indirectly, the right or ability of the Collateral Agent to sell, assign or transfer any of the Pledged Securities hereunder or Proceeds thereof.

(c) In the case of each Grantor which is an Pledged Issuer, such Pledged Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.1(c) and 6.5 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1(c) or 6.5 with respect to the Pledged Securities issued by it.

SECTION 6. REMEDIAL PROVISIONS

6.1 Investment Property.

(a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given written notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent not prohibited by the Indenture, and to exercise all voting and organizational rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Indenture, this Agreement or any other Indenture Document.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order specified in Section 6.3, and (ii) any or all of the Pledged Securities shall be registered in the name of the

Collateral Agent or its nominee, and the Collateral Agent or its nominee may but is under no obligation to thereafter exercise (x) all voting, organizational and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Pledged Issuer or Pledged Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Pledged Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Pledged Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Pledged Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

6.2 Proceeds To Be Turned Over to Collateral Agent. In addition to the rights of the Collateral Agent and the Holders specified in Section 6.7 with respect to payments of Pledged Receivables, if an Event of Default shall occur and be continuing, following written notice from the Collateral Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Holders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Holders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.3.

6.3 Application of Proceeds. At such intervals as may be agreed upon by the Issuers and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account in payment of the Obligations in the order specified in the Indenture, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Issuers or as a court of competent jurisdiction shall direct. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, shall be paid over to the Issuers or as a court of competent jurisdiction shall direct.

6.4 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Applicable UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or, to the extent permitted by law, private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Applicable UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.5 Registration Rights.

(a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.4, and it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Pledged Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Pledged Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Pledged Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may by reason of such prohibitions be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Pledged Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledged Issuer would agree to do so.

(c) Each Grantor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.5 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

6.7 Certain Matters Relating to Pledged Receivables. The Collateral Agent hereby authorizes each Grantor pledging Receivables hereunder to collect such Grantor’s Pledged Receivables, provided that the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. At any time after the occurrence and during the continuance of an Event of Default, after written notice to such Grantor from the Collateral Agent, any payments of Pledged Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.3, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Pledged Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

6.8 Communications with Obligors; Grantors Remain Liable.

(a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Pledged Receivables to verify with them the existence, amount and terms of any Receivables.

(b) Upon the written request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Pledged Receivables that the Pledged Receivables have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor pledging Receivables shall remain liable under each of the Pledged Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

SECTION 7. THE COLLATERAL AGENT

7.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Pledged Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Pledged Receivable or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s and the other Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.4 or 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

(vi) exercise any of the Collateral Agent’s rights pursuant to Section 6.9.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given written notice of its intent to exercise its rights under this Section 7.1(a).

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, after prior notice to such Grantor, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on the Notes under the Indenture, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Applicable UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

7.3 Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent may deem appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Each Grantor authorizes the Collateral Agent to use the collateral description “all personal property” in any such financing statements. Notwithstanding the foregoing authorizations, in no event shall the Collateral Agent be obligated to prepare or file any financing statements whatsoever, or to maintain the perfection of the security interest granted hereunder. Each Grantor agrees to prepare, record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent. Neither the Trustee nor the Collateral Agent shall be under any obligation whatsoever to file any such financing or continuation statements or to make any other filing under the UCC in connection with this Agreement.

7.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article 9 of the Indenture.

8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in the Indenture.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Indenture Documents to which such Grantor is a party, including, without limitation, the reasonable and documented fees and disbursements of one firm of counsel (together with any special and local counsel) to the Collateral Agent to the extent the Issuers would be required to do so pursuant to the Indenture.

(b) Each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral to the extent the Issuers would be required to do so pursuant to the Indenture.

(c) Each Grantor agrees, jointly and severally, to pay, and to save the Collateral Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Issuers would be required to do so pursuant to the Indenture.

(d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Indenture and the other Indenture Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and Guarantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns; provided that no Grantor or Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

8.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8 Governmental Approvals.

(a) Notwithstanding anything herein to the contrary, this Agreement, the other Indenture Documents and the transactions contemplated hereby and thereby, prior to the exercise of any rights and remedies provided in this Agreement or the other Indenture Documents, including, without limitation, voting the Pledged Securities or a foreclosure of the security interest granted under this Agreement, except to the extent not prohibited by applicable Requirements of Law, (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Issuers or any Subsidiary of the Issuers by the Collateral Agent or the other Secured Parties, or control, affirmative or negative, direct or indirect, by the Collateral Agent or the other Secured Parties over the management or any other aspect of the operation of the Issuers or any Subsidiary of the Issuers, which ownership and control remains exclusively and at all times in the Issuers and such Subsidiary, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any License at any time issued to the Issuers or any Subsidiary of the Issuers, or the transfer of control of the Issuers or any Subsidiary of the Issuers, including, without limitation, within the meaning of Section 310(d) of the Communications Act of 1934, as amended.

(b) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Pledged Securities, as provided herein, or any other action taken or proposed to be taken by the Collateral Agent hereunder which would affect the operational, voting or other control of the Issuers or any Subsidiary of the Issuers, shall be in accordance with applicable Requirements of Law.

(c) Notwithstanding anything to the contrary contained in this Agreement or in any other Indenture Document, the Secured Parties shall not, without first obtaining the approval of the FCC or any other applicable Governmental Authority, take any action pursuant to this Agreement which would constitute or result in, or be deemed to constitute or result in, any assignment of a License, including, without limitation, any CATV Franchise of the Issuers or any Subsidiary of the Issuers, or any change of control of the Issuers or any Subsidiary of the Issuers, if such assignment or change in control would require, under then existing Requirements of Law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC or such other Governmental Authority.

(d) If the consent of the FCC or any other Governmental Authority is required in connection with any of the actions which may be taken by the Collateral Agent in the exercise of its rights under this Agreement or any of the other Indenture Documents during the continuance of an Event of Default, then the Issuers, at its sole cost and expense, shall use its reasonable best efforts to secure such consent and to cooperate fully with the Collateral Agent to secure such consent. Upon the exercise by the Collateral Agent of any power, right, privilege or remedy pursuant to this Agreement during the continuance of an Event of Default which requires any consent, approval, recording, qualification or authorization of the FCC or any other Governmental Authority or instrumentality, the Issuers will promptly prepare, execute, deliver and file, or will promptly cause the preparation, execution, delivery and filing of, all applications, certificates, instruments and other documents and papers that may be deemed necessary or advisable to obtain such governmental consent, approval, recording, qualification or authorization including, without limitation, the assignor’s or transferor’s portion of any application or applications for consent to the assignment of license necessary or appropriate under the rules and regulations of the FCC or any other Governmental Authority for approval of any sale, transfer or assignment to the Collateral Agent or any other Person of the Pledged Securities. Subject to the provisions of applicable law, if the Issuers fail or refuse to execute, or fails or refuse to cause another Person to execute, such documents, the Collateral Agent, as attorney-in-fact for the Issuers appointed pursuant to Section 7.1, or the clerk of any court of competent jurisdiction, may execute and file the same on behalf of the Issuers. In addition to the foregoing, during the continuance of an Event of Default the Issuers agree to take, or cause to be taken, any action which may be deemed necessary or advisable in order to obtain and enjoy the full rights and benefits granted to the other Secured Parties or the Collateral Agent by this Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at the Issuers’ cost and expense, the exercise of the Issuers’ best efforts to cooperate in obtaining FCC or other governmental approval of any action or transaction contemplated by this Agreement or any other instrument or agreement executed pursuant hereto which is then required by law.

(e) the Issuers recognizes that the authorizations, permits and licenses held by the Issuers or any of their respective Subsidiaries are unique assets which may have to be assigned or transferred in order for the other Secured Parties to realize the value of the security interests granted to the Collateral Agent. The Issuers further recognize that a violation of this Section 8.8 could result in irreparable harm to the Secured Parties for which monetary damages are not readily ascertainable. Therefore, in addition to any other remedy which may be available to the Collateral Agent and other Secured Parties at law or in equity, the Collateral Agent and the other Secured Parties shall have the remedy of specific performance of the provisions of this Section 8.8. To enforce the provisions of this Section 8.8, the Collateral Agent is authorized to request the consent or approval of the FCC or other Governmental Authority to a voluntary or an involuntary assignment or transfer of control of any authorization, permit or license. In connection with the exercise of its remedies under this Agreement or under any of the other Indenture Documents, the Collateral Agent may obtain the appointment of a Collateral Agent or receiver to assume, upon receipt of all necessary judicial, FCC or other Governmental Authority consents or approvals, the control of any Person, subject to compliance with applicable Requirements of Law. Such Collateral Agent or receiver shall have all rights and powers provided to it by law or by court order or provided to the Collateral Agent under this Agreement.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Indenture Documents represent the agreement of each Grantor, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Indenture Documents.

8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(o) (p) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Indenture Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(q) (r) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(s) (t) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(u) (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(w) (x) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgments. Each Grantor hereby acknowledges that:

(y) (z) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Indenture Documents to which it is a party;

(aa) (bb) neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Indenture Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(cc) (dd) no joint venture is created hereby or by the other Indenture Documents or otherwise exists by virtue of the transactions contemplated hereby among the other Secured Parties or among the Grantors and the other Secured Parties.

8.14 Additional Grantors; Release.

(a) Each Subsidiary of the Issuers that is required to become a party to this Agreement pursuant to the Indenture shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

(b) The Liens securing the Obligations will be released, in whole or in part, as provided in Section 14.03 of the Indenture. At such time as the Liens securing the Obligations are released in whole as provided in Section 14.03 of the Indenture, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(c) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction not prohibited by the Indenture Documents, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Issuers, a Subsidiary Grantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of in a transaction not prohibited by the Indenture.

8.15 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.16 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens on any Collateral granted to the Collateral Agent pursuant to this Agreement, and the exercise of any right or remedy by the Collateral Agent with respect to any such Collateral, are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement in effect at such time and the terms of this Agreement, the terms of Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, so long as the Intercreditor Agreement is effective, any requirement hereunder to deliver any Shared Collateral (as such term is defined in the Intercreditor Agreement) or the proceeds thereof to the Collateral Agent shall be deemed satisfied by delivery of such Shared Collateral to the Applicable Authorized Representative (as such term is defined in the Intercreditor Agreement).

8.17 Incorporation of Rights. The rights, privileges and immunities of the Trustee in the Indenture are hereby incorporated by reference and extended to the Collateral Agent in this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.

CHARTER COMMUNICATIONS OPERATING, LLC, as Grantor

By:	s/ Daniel J. Bollinger

	Name:	Daniel J. Bollinger

	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP., as Grantor

By:	s/ Daniel J. Bollinger

	Name:	Daniel J. Bollinger

	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

THE SUBSIDIARY GUARANTORS NAMED ON SCHEDULE 6 HERETO, as Grantors

By:	s/ Daniel J. Bollinger

	Name:	Daniel J. Bollinger

	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

[Signature Page to Collateral Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	s/ Teresa Petta

	Name:	Teresa Petta

	Title:	Vice President

[Signature Page to Collateral Agreement]

Schedule 1

[RESERVED]

Schedule 2

DESCRIPTION OF PLEDGED SECURITIES

Pledged LLC Interests:

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

1.	American Cable Entertainment Company, LLC	Limited liability company	Charter Communications Entertainment II, LLC

2.	Athens Cablevision, LLC	Limited liability company	Falcon First Cable of the Southeast, LLC

3.	Ausable Cable TV, LLC	Limited liability company	Plattsburgh Cablevision, LLC

4.	Bresnan Broadband Holdings, LLC	Limited liability company	Charter Communications Operating, LLC

5.	Bresnan Broadband of Colorado, LLC	Limited liability company	Bresnan Digital Services, LLC

6.	Bresnan Broadband of Montana, LLC	Limited liability company	Bresnan Digital Services, LLC

7.	Bresnan Broadband of Utah, LLC	Limited liability company	Bresnan Digital Services, LLC

8.	Bresnan Broadband of Wyoming, LLC	Limited liability company	Bresnan Digital Services, LLC

9.	Bresnan Communications, LLC	Limited liability company	Bresnan Broadband Holdings, LLC

10.	Bresnan Digital Services, LLC	Limited liability company	Bresnan Communications, LLC

11.	Bresnan Microwave of Montana, LLC	Limited liability company	Bresnan Communications, LLC

12.	Cable Equities Colorado, LLC	Limited liability company	Cable Equities of Colorado Management LLC

13.	Cable Equities of Colorado Management LLC	Limited liability company	Robin Media Group, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

14.	CC 10, LLC	Limited liability company	Charter Communications VI, L.L.C.

15.	CC Fiberlink, LLC	Limited liability company	CCO NR Holdings, LLC

16.	CC Michigan, LLC	Limited liability company	CC VIII Operating, LLC

17.	CC Systems, LLC	Limited liability company	CCO NR Holdings, LLC

18.	CC V Holdings, LLC	Limited liability company	CCO NR Holdings, LLC

19.	CC VI Fiberlink, LLC	Limited liability company	CC VI Operating Company, LLC

20.	CC VI Operating Company, LLC	Limited liability company	CCO NR Holdings, LLC

21.	CC VII Fiberlink, LLC	Limited liability company	Falcon Cable Communications, LLC

22.	CC VIII Fiberlink, LLC	Limited liability company	CC VIII Operating, LLC

23.	CC VIII Holdings, LLC	Limited liability company	CC VIII, LLC

24.	CC VIII Operating, LLC	Limited liability company	CC VIII Holdings, LLC

25.	CC VIII, LLC	Limited liability company	CC V Holdings, LLC

26.	CCO Fiberlink, LLC	Limited liability company	Charter Communications Operating, LLC

27.	CCO Holdco Transfers VII, LLC	Limited liability company	Charter Communications Operating, LLC

28.	CCO LP, LLC	Limited liability company	CCO Holdco Transfers VII, LLC

29.	CCO NR Holdings, LLC	Limited liability company	Charter Communications Operating, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

30.	CCO Purchasing, LLC	Limited liability company	Charter Communications Operating, LLC

31.	CCO SoCal I, LLC	Limited liability company	Charter Communications Operating, LLC

32.	CCO SoCal II, LLC	Limited liability company	Falcon First Cable of the Southeast, LLC

33.	CCO SoCal Vehicles, LLC	Limited liability company	CCO SoCal I, LLC

34.	CCO Transfers, LLC	Limited liability company	CCO Holdco Transfers VII, LLC

35.	Charter Advanced Services (AL), LLC	Limited liability company	CC Fiberlink, LLC

36.	Charter Advanced Services (CA), LLC	Limited liability company	CCO Fiberlink, LLC

37.	Charter Advanced Services (CO), LLC	Limited liability company	Bresnan Digital Services, LLC

38.	Charter Advanced Services (CT), LLC	Limited liability company	CCO Fiberlink, LLC

39.	Charter Advanced Services (GA), LLC	Limited liability company	CC Fiberlink, LLC

40.	Charter Advanced Services (IL), LLC	Limited liability company	CC Fiberlink, LLC

41.	Charter Advanced Services (IN), LLC	Limited liability company	CC Fiberlink, LLC

42.	Charter Advanced Services (KY), LLC	Limited liability company	CC Fiberlink, LLC

43.	Charter Advanced Services (LA), LLC	Limited liability company	CCO Fiberlink, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

44.	Charter Advanced Services (MA), LLC	Limited liability company	CCO Fiberlink, LLC

45.	Charter Advanced Services (MD), LLC	Limited liability company	CC Fiberlink, LLC

46.	Charter Advanced Services (MI), LLC	Limited liability company	CC Fiberlnk, LLC

47.	Charter Advanced Services (MN), LLC	Limited liability company	CC Fiberlink, LLC

48.	Charter Advanced Services (MO), LLC	Limited liability company	CC Fiberlink, LLC

49.	Charter Advanced Services (MS), LLC	Limited liability company	CC VI Fiberlink, LLC

50.	Charter Advanced Services (MT), LLC	Limited liability company	Bresnan Digital Services, LLC

51.	Charter Advanced Services (NC), LLC	Limited liability company	CCO Fiberlink, LLC

52.	Charter Advanced Services (NE), LLC	Limited liability company	CC Fiberlink, LLC

53.	Charter Advanced Services (NH), LLC	Limited liability company	CCO Fiberlink, LLC

54.	Charter Advanced Services (NV), LLC	Limited liability company	CC VII Fiberlink, LLC

55.	Charter Advanced Services (NY), LLC	Limited liability company	CCO Fiberlink, LLC

56.	Charter Advanced Services (OH), LLC	Limited liability company	CC Fiberlink, LLC

57.	Charter Advanced Services (OR), LLC	Limited liability company	CC VII Fiberlink, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

58.	Charter Advanced Services (PA), LLC	Limited liability company	CC Fiberlink, LLC

59.	Charter Advanced Services (SC), LLC	Limited liability company	CCO Fiberlink, LLC

60.	Charter Advanced Services (TN), LLC	Limited liability company	CC Fiberlink, LLC

61.	Charter Advanced Services (TX), LLC	Limited liability company	CC Fiberlink, LLC

62.	Charter Advanced Services (UT), LLC	Limited liability company	Bresnan Digital Services, LLC

63.	Charter Advanced Services (VA), LLC	Limited liability company	CCO Fiberlink, LLC

64.	Charter Advanced Services (VT), LLC	Limited liability company	CCO Fiberlink, LLC

65.	Charter Advanced Services (WA), LLC	Limited liability company	CC VII Fiberlink, LLC

66.	Charter Advanced Services (WI), LLC	Limited liability company	CC Fiberlink, LLC

67.	Charter Advanced Services (WV), LLC	Limited liability company	CC Fiberlink, LLC

68.	Charter Advanced Services (WY), LLC	Limited liability company	Bresnan Digital Services, LLC

69.	Charter Advanced Services VIII (MI), LLC	Limited liability company	CC VIII Operating, LLC

70.	Charter Advanced Services VIII (MN), LLC	Limited liability company	CC VIII Operating, LLC

71.	Charter Advanced Services VIII (WI), LLC	Limited liability company	CC VIII Operating, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

72.	Charter Advertising of Saint Louis, LLC	Limited liability company	Charter Communications Entertainment I, LLC

73.	Charter Cable Operating Company, LLC	Limited liability company	Charter Communications Operating, LLC

74.	Charter Cable Partners, LLC	Limited liability company	Charter Cable Operating Company, LLC

75.	Charter Communications Entertainment I, LLC	Limited liability company	Charter Communications Entertainment, LLC

76.	Charter Communications Entertainment II, LLC	Limited liability company	Charter Communications Entertainment, LLC

77.	Charter Communications Entertainment, LLC	Limited liability company	Charter Communications Operating, LLC

78.	Charter Communications of California, LLC	Limited liability company	Charter Communications, LLC

79.	Charter Communications Properties LLC	Limited liability company	Charter Communications Operating, LLC

80.	Charter Communications V, LLC	Limited liability company	CC Michigan, LLC

81.	Charter Communications Ventures, LLC	Limited liability company	CCO NR Holdings, LLC

82.	Charter Communications VI, L.L.C.	Limited liability company	CC VI Operating Company, LLC

83.	Charter Communications VII, LLC	Limited liability company	CCO NR Holdings, LLC

84.	Charter Communications, LLC	Limited liability company	Charter Communications Operating, LLC

85.	Charter Distribution, LLC	Limited liability company	Charter Communications Operating, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

86.	Charter Fiberlink – Alabama, LLC	Limited liability company	CC Fiberlink, LLC

87.	Charter Fiberlink – Georgia, LLC	Limited liability company	CC Fiberlink, LLC

88.	Charter Fiberlink – Illinois, LLC	Limited liability company	CC Fiberlink, LLC

89.	Charter Fiberlink – Maryland II, LLC	Limited liability company	CC Fiberlink, LLC

90.	Charter Fiberlink – Michigan, LLC	Limited liability company	CC Fiberlink, LLC

91.	Charter Fiberlink – Missouri, LLC	Limited liability company	CC Fiberlink, LLC

92.	Charter Fiberlink – Nebraska, LLC	Limited liability company	CC Fiberlink, LLC

93.	Charter Fiberlink – Pennsylvania, LLC	Limited liability company	CC Fiberlink, ,LLC

94.	Charter Fiberlink – Tennessee, LLC	Limited liability company	CC Fiberlink, LLC

95.	Charter Fiberlink AR-CCVII, LLC	Limited liability company	CC VII Fiberlink, LLC

96.	Charter Fiberlink CA-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

97.	Charter Fiberlink CC VIII, LLC	Limited liability company	CC VIII Operating, LLC

98.	Charter Fiberlink CCO, LLC	Limited liability company	CC Fiberlink, LLC

99.	Charter Fiberlink CT-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

100.	Charter Fiberlink LA-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

101.	Charter Fiberlink MA-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

102.	Charter Fiberlink MS-CCVI, LLC	Limited liability company	CC VI Fiberlink, LLC

103.	Charter Fiberlink NC-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

104.	Charter Fiberlink NH-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

105.	Charter Fiberlink NV-CCVII, LLC	Limited liability company	CC VII Fiberlink, LLC

106.	Charter Fiberlink NY-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

107.	Charter Fiberlink OH-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

108.	Charter Fiberlink OR-CCVII, LLC	Limited liability company	CC VII Fiberlink, LLC

109.	Charter Fiberlink SC-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

110.	Charter Fiberlink TX-CCO, LLC	Limited liability company	CC Fiberlink, LLC

111.	Charter Fiberlink VA-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

112.	Charter Fiberlink VT-CCO, LLC	Limited liability company	CCO Fiberlink, LLC

113.	Charter Fiberlink WA-CCVII, LLC	Limited liability company	CC VII Fiberlink, LLC

114.	Charter Helicon, LLC	Limited liability company	Charter Communications, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

115.	Charter Home Security, LLC	Limited liability company	Charter Communications Operating, LLC

116.	Charter Leasing Holding Company, LLC	Limited liability company	Charter Communications Operating, LLC

117.	Charter Leasing of Wisconsin, LLC	Limited liability company	99% - Charter Communications Operating, LLC 1% - Charter Leasing Holding Company, LLC

118.	Charter RMG, LLC	Limited liability company	Charter Communications, LLC

119.	Charter Stores FCN, LLC	Limited liability company	Falcon Cable Communications, LLC

120.	Charter Video Electronics, LLC	Limited liability company	Midwest Cable Communications, LLC

121.	Falcon Cable Communications, LLC	Limited liability company	Charter Communications VII, LLC

122.	Falcon First Cable of the Southeast, LLC	Limited liability company	Falcon First, LLC

123.	Falcon First, LLC	Limited liability company	Robin Media Group, LLC

124.	Hometown T.V., LLC	Limited liability company	Midwest Cable Communications, LLC

125.	HPI Acquisition Co. LLC	Limited liability company	99% - Helicon Partners I, L.P. 1% - The Helicon Group, L.P.

126.	Interlink Communications Partners, LLC	Limited liability company	Charter Communications Operating, LLC

127.	Long Beach, LLC	Limited liability company	Charter Communications Operating, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

128.	Marcus Cable Associates, L.L.C.	Limited liability company	Charter Cable Operating Company, LLC

129.	Marcus Cable of Alabama, L.L.C.	Limited liability company	Charter Cable Operating Company, LLC

130.	Marcus Cable, LLC	Limited liability company	Robin Media Group, LLC

131.	Midwest Cable Communications, LLC	Limited liability company	CCVIII Operating, LLC

132.	Peachtree Cable TV, LLC	Limited liability company	Charter Communications, LLC

133.	Phone Transfers (AL), LLC	Limited liability company	CC Fiberlink, LLC

134.	Phone Transfers (CA), LLC	Limited liability company	CCO Fiberlink, LLC

135.	Phone Transfers (GA), LLC	Limited liability company	CC Fiberlink, LLC

136.	Phone Transfers (NC), LLC	Limited liability company	CCO Fiberlink, LLC

137.	Phone Transfers (TN), LLC	Limited liability company	CC Fiberlink, LLC

138.	Phone Transfers (VA), LLC	Limited liability company	CCO Fiberlink, LLC

139.	Plattsburgh Cablevision, LLC	Limited liability company	Falcon First, LLC

140.	Renaissance Media LLC	Limited liability company	Charter Communications, LLC

141.	Rifkin Acquisition Partners, LLC	Limited liability company	Charter Communications Operating, LLC

142.	Robin Media Group, LLC	Limited liability company	Charter Communications, LLC

143.	Scottsboro TV Cable, LLC	Limited liability company	Falcon First Cable of the Southeast, LLC

144.	Tennessee, LLC	Limited liability company	55% - Robin Media Group, LLC 45% - Charter RMG, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

145.	Vista Broadband Communications, LLC	Limited liability company	Charter Communications, LLC

146.	VOIP Transfers (AL), LLC	Limited liability company	CC Fiberlink, LLC

147.	VOIP Transfers (CA) LLC	Limited liability company	CCO Fiberlink, LLC

148.	VOIP Transfers (GA), LLC	Limited liability company	CC Fiberlink, LLC

149.	VOIP Transfers (NC), LLC	Limited liability company	CCO Fiberlink, LLC

150.	VOIP Transfers (TN), LLC	Limited liability company	CC Fiberlink, LLC

151.	VOIP Transfers (VA), LLC	Limited liability company	CCO Fiberlink, LLC

152.	Alabanza LLC	Limited liability company	NaviSite LLC

153.	Americas Job Exchange, LLC	Limited liability company	NaviSite LLC

154.	Coaxial Communications of Central Ohio LLC	Limited liability company	Insight Communications Company LLC

155.	DukeNet Communications Holdings, LLC	Limited liability company	Time Warner Cable Enterprises LLC

156.	DukeNet Communications, LLC	Limited liability company	DukeNet Communications Holdings, LLC

157.	ICI Holdings, LLC	Limited liability company	Insight Communications Company LLC

158.	Insight Blocker LLC	Limited liability company	Insight Communications Company LLC

159.	Insight Capital LLC	Limited liability company	Insight Midwest, L.P.

160.	Insight Communications Company LLC	Limited liability company	TWC NewCo LLC

161.	Insight Communications Midwest, LLC	Limited liability company	Insight Midwest Holdings, LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

162.	Insight Communications of Central Ohio, LLC	Limited liability company	82% by Coaxial Communications of Central Ohio LLC 17% by Insight Midwest Holdings, LLC 1% by Insight Blocker LLC

163.	Insight Interactive, LLC	Limited liability company	Interactive Cable Services, LLC

164.	Insight Kentucky Capital, LLC	Limited liability company	Insight Communications Company, L.P.

165.	Insight Midwest Holdings, LLC	Limited liability company	Insight Midwest, L.P.

166.	Insight Phone of Indiana, LLC	Limited liability company	Insight Communications Midwest, LLC

167.	Insight Phone of Kentucky, LLC	Limited liability company	Insight Kentucky Partners II, L.P.

168.	Insight Phone of Ohio, LLC	Limited liability company	Insight Communications of Central Ohio, LLC

169.	Interactive Cable Services, LLC	Limited liability company	Insight Communications Company LLC

170.	Intrepid Acquisition LLC	Limited liability company	NaviSite LLC

171.	National Cable Communications, LLC	Limited liability company	16.67% by Time Warner Cable Media LLC

172.	NaviSite LLC	Limited liability company	TWC NewCo LLC

173.	New Wisconsin Procurement LLC	Limited liability company	99% Time Warner Cable Midwest LLC 1% by Wisconsin Procurement Holdco LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

174.	Oceanic Time Warner Cable LLC	Limited liability company	Time Warner Cable Enterprises LLC

175.	Parity Assets, LLC	Limited liability company	Time Warner Cable Enterprises LLC

176.	RDK Management, LLC	Limited liability company	32.885% by Time Warner Cable Enterprises LLC

177.	Time Warner Cable Information Services (Colorado), LLC	Limited liability company	TWCIS Holdco LLC

178.	Time Warner Cable Information Services (Hawaii), LLC	Limited liability company	TWCIS Holdco LLC

179.	Time Warner Cable Business LLC	Limited liability company	TWCIS Holdco LLC

180.	Time Warner Cable Enterprises LLC	Limited liability company	TWC NewCo LLC

181.	Time Warner Cable Information Services (Alabama), LLC	Limited liability company	TWCIS Holdco LLC

182.	Time Warner Cable Information Services (Arizona), LLC	Limited liability company	TWCIS Holdco LLC

183.	Time Warner Cable Information Services (California), LLC	Limited liability company	TWCIS Holdco LLC

184.	Time Warner Cable Information Services (Idaho), LLC	Limited liability company	TWCIS Holdco LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

185.	Time Warner Cable Information Services (Illinois), LLC	Limited liability company	TWCIS Holdco LLC

186.	Time Warner Cable Information Services (Indiana), LLC	Limited liability company	TWCIS Holdco LLC

187.	Time Warner Cable Information Services (Kansas), LLC	Limited liability company	TWCIS Holdco LLC

188.	Time Warner Cable Information Services (Kentucky), LLC	Limited liability company	TWCIS Holdco LLC

189.	Time Warner Cable Information Services (Maine), LLC	Limited liability company	TWCIS Holdco LLC

190.	Time Warner Cable Information Services (Massachusetts), LLC	Limited liability company	TWCIS Holdco LLC

191.	Time Warner Cable Information Services (Michigan), LLC	Limited liability company	TWCIS Holdco LLC

192.	Time Warner Cable Information Services (Missouri), LLC	Limited liability company	TWCIS Holdco LLC

193.	Time Warner Cable Information Services (Nebraska), LLC	Limited liability company	TWCIS Holdco LLC

194.	Time Warner Cable Information Services (New Hampshire), LLC	Limited liability company	TWCIS Holdco LLC

195.	Time Warner Cable Information Services (New Jersey), LLC	Limited liability company	TWCIS Holdco LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

196.	Time Warner Cable Information Services (New Mexico) LLC	Limited liability company	TWCIS Holdco LLC

197.	Time Warner Cable Information Services (New York), LLC	Limited liability company	TWCIS Holdco LLC

198.	Time Warner Cable Information Services (North Carolina), LLC	Limited liability company	TWCIS Holdco LLC

199.	Time Warner Cable Information Services (Ohio), LLC	Limited liability company	TWCIS Holdco LLC

200.	Time Warner Cable Information Services (Pennsylvania), LLC	Limited liability company	TWCIS Holdco LLC

201.	Time Warner Cable Information Services (South Carolina), LLC	Limited liability company	TWCIS Holdco LLC

202.	Time Warner Cable Information Services (Tennessee), LLC	Limited liability company	TWCIS Holdco LLC

203.	Time Warner Cable Information Services (Texas), LLC	Limited liability company	TWCIS Holdco LLC

204.	Time Warner Cable Information Services (Virginia), LLC	Limited liability company	TWCIS Holdco LLC

205.	Time Warner Cable Information Services (Washington), LLC	Limited liability company	TWCIS Holdco LLC

206.	Time Warner Cable Information Services (West Virginia), LLC	Limited liability company	TWCIS Holdco LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

207.	Time Warner Cable Information Services (Wisconsin), LLC	Limited liability company	TWCIS Holdco LLC

208.	Time Warner Cable International LLC	Limited liability company	Time Warner Cable Enterprises LLC

209.	Time Warner Cable Internet Holdings III LLC	Limited liability company	Time Warner Cable Enterprises LLC

210.	Time Warner Cable Internet Holdings LLC	Limited liability company	Time Warner Cable Enterprises LLC

211.	Time Warner Cable Internet LLC	Limited liability company	68.33% by Time Warner Cable Enterprises LLC 31.57% by Time Warner Cable Internet Holdings III LLC 0.10% by Time Warner Cable Internet Holdings LLC

212.	Time Warner Cable Media LLC	Limited liability company	TWC NewCo LLC

213.	Time Warner Cable Midwest LLC	Limited liability company	Time Warner Cable Enterprises LLC

214.	Time Warner Cable New York City LLC	Limited liability company	Time Warner Cable Enterprises LLC

215.	Time Warner Cable Northeast LLC	Limited liability company	Time Warner Cable Enterprises LLC

216.	Time Warner Cable Pacific West LLC	Limited liability company	Time Warner Cable Enterprises LLC

217.	Time Warner Cable Services LLC	Limited liability company	TWC Administration LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

218.	Time Warner Cable Southeast LLC	Limited liability company	Time Warner Cable Enterprises LLC

219.	Time Warner Cable Sports LLC	Limited liability company	TWC NewCo LLC

220.	Time Warner Cable Texas LLC	Limited liability company	Time Warner Cable Enterprises LLC

221.	TWC Administration LLC	Limited liability company	Time Warner Cable Enterprises LLC

222.	TWC Communications, LLC	Limited liability company	TWC Digital Phone LLC

223.	TWC Digital Phone LLC	Limited liability company	Time Warner Cable Enterprises LLC

224.	TWC Media Blocker LLC	Limited liability company	Time Warner Cable Media LLC

225.	TWC NewCo LLC	Limited liability company	Charter Communications Operating, LLC

226.	TWC News and Local Programming Holdco LLC	Limited liability company	TWC NewCo LLC

227.	TWC News and Local Programming LLC	Limited liability company	TWC News and Local Programming Holdco LLC

228.	TWC Regional Sports Network I LLC	Limited liability company	Time Warner Cable Sports LLC

229.	TWC Security LLC	Limited liability company	TWC NewCo LLC

230.	TWC SEE Holdco LLC	Limited liability company	Time Warner Cable Enterprises LLC

231.	TWC Wireless LLC	Limited liability company	TWC Digital Phone LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

232.	TWCIS Holdco LLC	Limited liability company	TWC Digital Phone LLC

233.	Wisconsin Procurement Holdco, LLC	Limited liability company	Time Warner Cable Midwest LLC

234.	AdCast North Carolina Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

235.	Albany National Cable Advertising Interconnect, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

236.	Charlotte Cable Advertising Interconnect, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

237.	Cleveland Media Connect, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

238.	Raleigh Cable Advertising Interconnect, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

239.	TWC/Charter Dallas Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

240.	TWC/Charter Green Bay Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

241.	TWC/Charter Los Angeles Cable Advertising, LLC	Limited liability company (Class A)	91.87% by Time Warner Cable Media LLC

242.	TWC/Comcast Brunswick Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

243.	TWC/Comcast Elizabethtown Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

244.	TWC/Comcast Kansas City Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

245.	TWC/Comcast Lawrenceberg Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

246.	TWC/Comcast Manitowac Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

247.	TWC/Comcast Newberry Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

248.	TWC/Cox Cleveland Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

249.	TWC/Cox Orange County Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

250.	TWC/Cox South Bay Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

251.	TWC/Suddenlink Austin Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

252.	TWC/Suddenlink Dallas Cable Advertising, LLC	Limited liability company (Class A)	Time Warner Cable Media LLC

253.	AdCast North Carolina Cable Advertising, LLC	Limited liability company (Class B)	Charter Communications, LLC

254.	TWC/Charter Dallas Cable Advertising, LLC	Limited liability company (Class B)	Charter Communications Operating, LLC

255.	TWC/Cebridge Acquisition Master Cable Advertising Interconnect, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

256.	Comcast/TWC Saranca Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

257.	Comcast/TWC Hampshire Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

258.	Comcast/TWC Littleton/Plymouth Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

259.	Comcast/TWC Idaho Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

	Name of Limited Liability Company	Type of Interest	Percentage of Interest Pledged (100% Unless Stated Otherwise)

260.	Comcast/TWC Hilton Head Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

261.	Comcast/TWC Franklin Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

262.	Comcast/TWC Charleston Cable Advertising, LLC	Limited liability company (Class B)	Time Warner Cable Media LLC

263.	BHN Home Security Services, LLC	Limited liability company	Bright House Networks, LLC

264.	BHN Spectrum Investments, LLC	Limited liability company	Bright House Networks, LLC

265.	Bright House Networks, LLC	Limited liability company	Charter Communications Operating, LLC

266.	Bright House Networks Information Services (Alabama), LLC	Limited liability company	Bright House Networks, LLC

267.	Bright House Networks Information Services (California), LLC	Limited liability company	Bright House Networks, LLC

268.	Bright House Networks Information Services (Florida), LLC	Limited liability company	Bright House Networks, LLC

269.	Bright House Networks Information Services (Indiana), LLC	Limited liability company	Bright House Networks, LLC

270.	Bright House Networks Information Services (Michigan), LLC	Limited liability company	Bright House Networks, LLC

Pledged Partnership Interests:

	Name of Issuer	Type of Interest	Percentage of Pledged

271.	Falcon Cable Media, a California Limited Partnership	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

272.	Falcon Cable Systems Company II, L.P.	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

	Name of Issuer	Type of Interest	Percentage of Pledged

273.	Falcon Cablevision, a California Limited Partnership	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

274.	Falcon Community Cable, L.P.	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

275.	Falcon Community Ventures I Limited Partnership	Limited Partnership	99.238% LP - Falcon Community Cable, L.P. .762 GP - Falcon Cable Communications, LLC

276.	Falcon Telecable, a California limited partnership	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

277.	Falcon Video Communications, L.P.	Limited Partnership	99% LP - Falcon Cable Communications, LLC 1% GP - Charter Communications VII, LLC

278.	Helicon Partners I, L.P.	Limited Partnership	99% LP - Charter Communications, LLC 1% GP - Charter Helicon, LLC

279.	Peachtree Cable TV, L.P	Limited Partnership	99.9% LP - Peachtree Cable TV, LLC 0.1% GP - Charter Communications, LLC

280.	The Helicon Group, L.P.	Limited Partnership	99% LP - Helicon Partners I, L.P. 1% GP - Charter Helicon, LLC

	Name of Issuer	Type of Interest	Percentage of Pledged

281.	Insight Communications Company, L.P.	Limited Partnership	99% by Insight Communications Company LLC 1% by ICI Holdings, LLC

282.	Insight Communications of Kentucky, L.P.	Limited Partnership	99.999% by Insight Midwest Holdings, LLC 0.001% by Insight Kentucky Capital, LLC

283.	Insight Kentucky Partners I, L.P.	Limited Partnership	99.999% by Insight Communications of Kentucky, L.P. 0.001% by Insight Kentucky Capital, LLC

284.	Insight Kentucky Partners II, L.P.	Limited Partnership	99.999% by Insight Kentucky Partners I, L.P. 0.001% by Insight Kentucky Capital, LLC

285.	Insight Midwest, L.P.	Limited Partnership	99.8% by Insight Communications Company, L.P. 0.2% by ICI Holdings, LLC

Pledged Stock:

	Name of Issuer	Class of Stock	Percentage of Shares Pledged (100% Unless Otherwise Noted)

286.	Charter Communications Operating Capital Corp.	Common	Charter Communications Operating, LLC

287.	Interliant UK Holdings Limited	Ordinary Shares	66% by Intrepid Acquisition LLC

288.	NaviSite Europe Limited	Common	66% by NaviSite LLC

289.	TWC Business Services Canada ULC	Common	66% by Time Warner Cable International LLC

	Name of Issuer	Class of Stock	Percentage of Shares Pledged (100% Unless Otherwise Noted)

290.	Spok Holdings, Inc.	Common	55 shares of common stock held by Time Warner Cable Enterprises LLC

291.	WEFI Inc.	Series C shares	2,414,584 Series C shares held by Time Warner Cable Enterprises LLC represented by stock certificate number PC-11

292.	WEFI Inc.	Series C shares	4,829,168 Series C shares held by TWC NewCo LLC represented by stock certificate number PC-7

Pledged Notes:

Promissory Note executed by Time Warner Cable Inc. (as predecessor in interest to TWC NewCo LLC) in favor of Time Warner Cable Enterprises LLC, dated December 1, 2013, in an aggregate principal sum of $6,000,000,000.

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

	Grantor’s Name	Filing Jurisdiction

1.	American Cable Entertainment Company, LLC	Secretary of State of the State of Delaware

2.	Athens Cablevision, LLC	Secretary of State of the State of Delaware

3.	Ausable Cable TV, LLC	Secretary of State of the State of Delaware

4.	Bresnan Broadband Holdings, LLC	Secretary of State of the State of Delaware

5.	Bresnan Broadband of Colorado, LLC	Secretary of State of the State of Colorado

6.	Bresnan Broadband of Montana, LLC	Secretary of State of the State of Montana

7.	Bresnan Broadband of Utah, LLC	Secretary of State of the State of Utah

8.	Bresnan Broadband of Wyoming, LLC	Secretary of State of the State of Wyoming

9.	Bresnan Communications, LLC	Secretary of State of the State of Delaware

10.	Bresnan Digital Services, LLC	Secretary of State of the State of Delaware

11.	Bresnan Microwave of Montana, LLC	Secretary of State of the State of Delaware

12.	Cable Equities Colorado, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

13.	Cable Equities of Colorado Management LLC	Secretary of State of the State of Delaware

14.	CC 10, LLC	Secretary of State of the State of Delaware

15.	CC Fiberlink, LLC	Secretary of State of the State of Delaware

16.	CC Michigan, LLC	Secretary of State of the State of Delaware

17.	CC Systems, LLC	Secretary of State of the State of Delaware

18.	CC V Holdings, LLC	Secretary of State of the State of Delaware

19.	CC VI Fiberlink, LLC	Secretary of State of the State of Delaware

20.	CC VI Operating Company, LLC	Secretary of State of the State of Delaware

21.	CC VII Fiberlink, LLC	Secretary of State of the State of Delaware

22.	CC VIII Fiberlink, LLC	Secretary of State of the State of Delaware

23.	CC VIII Holdings, LLC	Secretary of State of the State of Delaware

24.	CC VIII Operating, LLC	Secretary of State of the State of Delaware

25.	CC VIII, LLC	Secretary of State of the State of Delaware

26.	CCO Fiberlink, LLC	Secretary of State of the State of Delaware

27.	CCO Holdco Transfers VII, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

28.	CCO LP, LLC	Secretary of State of the State of Delaware

29.	CCO NR Holdings, LLC	Secretary of State of the State of Delaware

30.	CCO Purchasing, LLC	Secretary of State of the State of Delaware

31.	CCO SoCal I, LLC	Secretary of State of the State of Delaware

32.	CCO SoCal II, LLC	Secretary of State of the State of Delaware

33.	CCO SoCal Vehicles, LLC	Secretary of State of the State of Delaware

34.	CCO Transfers, LLC	Secretary of State of the State of Delaware

35.	Charter Advanced Services (AL), LLC	Secretary of State of the State of Delaware

36.	Charter Advanced Services (CA), LLC	Secretary of State of the State of Delaware

37.	Charter Advanced Services (CO), LLC	Secretary of State of the State of Delaware

38.	Charter Advanced Services (CT), LLC	Secretary of State of the State of Delaware

39.	Charter Advanced Services (GA), LLC	Secretary of State of the State of Delaware

40.	Charter Advanced Services (IL), LLC	Secretary of State of the State of Delaware

41.	Charter Advanced Services (IN), LLC	Secretary of State of the State of Delaware

42.	Charter Advanced Services (KY), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

43.	Charter Advanced Services (LA), LLC	Secretary of State of the State of Delaware

44.	Charter Advanced Services (MA), LLC	Secretary of State of the State of Delaware

45.	Charter Advanced Services (MD), LLC	Secretary of State of the State of Delaware

46.	Charter Advanced Services (MI), LLC	Secretary of State of the State of Delaware

47.	Charter Advanced Services (MN), LLC	Secretary of State of the State of Delaware

48.	Charter Advanced Services (MO), LLC	Secretary of State of the State of Delaware

49.	Charter Advanced Services (MS), LLC	Secretary of State of the State of Delaware

50.	Charter Advanced Services (MT), LLC	Secretary of State of the State of Delaware

51.	Charter Advanced Services (NC), LLC	Secretary of State of the State of Delaware

52.	Charter Advanced Services (NE), LLC	Secretary of State of the State of Delaware

53.	Charter Advanced Services (NH), LLC	Secretary of State of the State of Delaware

54.	Charter Advanced Services (NV), LLC	Secretary of State of the State of Delaware

55.	Charter Advanced Services (NY), LLC	Secretary of State of the State of Delaware

56.	Charter Advanced Services (OH), LLC	Secretary of State of the State of Delaware

57.	Charter Advanced Services (OR), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

58.	Charter Advanced Services (PA), LLC	Secretary of State of the State of Delaware

59.	Charter Advanced Services (SC), LLC	Secretary of State of the State of Delaware

60.	Charter Advanced Services (TN), LLC	Secretary of State of the State of Delaware

61.	Charter Advanced Services (TX), LLC	Secretary of State of the State of Delaware

62.	Charter Advanced Services (UT), LLC	Secretary of State of the State of Delaware

63.	Charter Advanced Services (VA), LLC	Secretary of State of the State of Delaware

64.	Charter Advanced Services (VT), LLC	Secretary of State of the State of Delaware

65.	Charter Advanced Services (WA), LLC	Secretary of State of the State of Delaware

66.	Charter Advanced Services (WI), LLC	Secretary of State of the State of Delaware

67.	Charter Advanced Services (WV), LLC	Secretary of State of the State of Delaware

68.	Charter Advanced Services (WY), LLC	Secretary of State of the State of Delaware

69.	Charter Advanced Services VIII (MI), LLC	Secretary of State of the State of Delaware

70.	Charter Advanced Services VIII (MN), LLC	Secretary of State of the State of Delaware

71.	Charter Advanced Services VIII (WI), LLC	Secretary of State of the State of Delaware

72.	Charter Advertising of Saint Louis, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

73.	Charter Cable Operating Company, LLC	Secretary of State of the State of Delaware

74.	Charter Cable Partners, LLC	Secretary of State of the State of Delaware

75.	Charter Communications Entertainment I, LLC	Secretary of State of the State of Delaware

76.	Charter Communications Entertainment II, LLC	Secretary of State of the State of Delaware

77.	Charter Communications Entertainment, LLC	Secretary of State of the State of Delaware

78.	Charter Communications of California, LLC	Secretary of State of the State of Delaware

79.	Charter Communications Operating Capital Corp.	Secretary of State of the State of Delaware

80.	Charter Communications Operating, LLC	Secretary of State of the State of Delaware

81.	Charter Communications Properties LLC	Secretary of State of the State of Delaware

82.	Charter Communications V, LLC	Secretary of State of the State of Delaware

83.	Charter Communications Ventures, LLC	Secretary of State of the State of Delaware

84.	Charter Communications VI, L.L.C.	Secretary of State of the State of Delaware

85.	Charter Communications VII, LLC	Secretary of State of the State of Delaware

86.	Charter Communications, LLC	Secretary of State of the State of Delaware

87.	Charter Distribution, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

88.	Charter Fiberlink - Alabama, LLC	Secretary of State of the State of Delaware

89.	Charter Fiberlink – Georgia, LLC	Secretary of State of the State of Delaware

90.	Charter Fiberlink – Illinois, LLC	Secretary of State of the State of Delaware

91.	Charter Fiberlink – Maryland II, LLC	Secretary of State of the State of Delaware

92.	Charter Fiberlink – Michigan, LLC	Secretary of State of the State of Delaware

93.	Charter Fiberlink – Missouri, LLC	Secretary of State of the State of Delaware

94.	Charter Fiberlink – Nebraska, LLC	Secretary of State of the State of Delaware

95.	Charter Fiberlink – Pennsylvania, LLC	Secretary of State of the State of Delaware

96.	Charter Fiberlink – Tennessee, LLC	Secretary of State of the State of Delaware

97.	Charter Fiberlink AR-CCVII, LLC	Secretary of State of the State of Delaware

98.	Charter Fiberlink CA-CCO, LLC	Secretary of State of the State of Delaware

99.	Charter Fiberlink CC VIII, LLC	Secretary of State of the State of Delaware

100.	Charter Fiberlink CCO, LLC	Secretary of State of the State of Delaware

101.	Charter Fiberlink CT-CCO, LLC	Secretary of State of the State of Delaware

102.	Charter Fiberlink LA-CCO, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

103.	Charter Fiberlink MA-CCO, LLC	Secretary of State of the State of Delaware

104.	Charter Fiberlink MS-CCVI, LLC	Secretary of State of the State of Delaware

105.	Charter Fiberlink NC-CCO, LLC	Secretary of State of the State of Delaware

106.	Charter Fiberlink NH-CCO, LLC	Secretary of State of the State of Delaware

107.	Charter Fiberlink NV-CCVII, LLC	Secretary of State of the State of Delaware

108.	Charter Fiberlink NY-CCO, LLC	Secretary of State of the State of Delaware

109.	Charter Fiberlink OH-CCO, LLC	Secretary of State of the State of Delaware

110.	Charter Fiberlink OR-CCVII, LLC	Secretary of State of the State of Delaware

111.	Charter Fiberlink SC-CCO, LLC	Secretary of State of the State of Delaware

112.	Charter Fiberlink TX-CCO, LLC	Secretary of State of the State of Delaware

113.	Charter Fiberlink VA-CCO, LLC	Secretary of State of the State of Delaware

114.	Charter Fiberlink VT-CCO, LLC	Secretary of State of the State of Delaware

115.	Charter Fiberlink WA-CCVII, LLC	Secretary of State of the State of Delaware

116.	Charter Helicon, LLC	Secretary of State of the State of Delaware

117.	Charter Home Security, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

118.	Charter Leasing Holding Company, LLC	Secretary of State of the State of Delaware

119.	Charter Leasing of Wisconsin, LLC	Secretary of State of the State of Delaware

120.	Charter RMG, LLC	Secretary of State of the State of Delaware

121.	Charter Stores FCN, LLC	Secretary of State of the State of Delaware

122.	Charter Video Electronics, LLC	Secretary of State of the State of Delaware

123.	Falcon Cable Communications, LLC	Secretary of State of the State of Delaware

124.	Falcon Cable Media, a California Limited Partnership	Secretary of State of the State of California

125.	Falcon Cable Systems Company II, L.P.	Secretary of State of the State of California

126.	Falcon Cablevision, a California Limited Partnership	Secretary of State of the State of California

127.	Falcon Community Cable, L.P.	Secretary of State of the State of Delaware

128.	Falcon Community Ventures I Limited Partnership	Secretary of State of the State of California

129.	Falcon First Cable of the Southeast, LLC	Secretary of State of the State of Delaware

130.	Falcon First, LLC	Secretary of State of the State of Delaware

131.	Falcon Telecable, a California Limited Partnership	Secretary of State of the State of California

132.	Falcon Video Communications, L.P.	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

133.	Helicon Partners I, L.P.	Secretary of State of the State of Delaware

134.	Hometown T.V., LLC	Secretary of State of the State of Delaware

135.	HPI Acquisition Co. LLC	Secretary of State of the State of Delaware

136.	Interlink Communications Partners, LLC	Secretary of State of the State of Delaware

137.	Long Beach, LLC	Secretary of State of the State of Delaware

138.	Marcus Cable Associates, L.L.C.	Secretary of State of the State of Delaware

139.	Marcus Cable of Alabama, L.L.C.	Secretary of State of the State of Delaware

140.	Marcus Cable, LLC	Secretary of State of the State of Delaware

141.	Midwest Cable Communications, LLC	Secretary of State of the State of Delaware

142.	Peachtree Cable TV, L.P.	Secretary of State of the State of Delaware

143.	Peachtree Cable TV, LLC	Secretary of State of the State of Delaware

144.	Phone Transfers (AL), LLC	Secretary of State of the State of Delaware

145.	Phone Transfers (CA), LLC	Secretary of State of the State of Delaware

146.	Phone Transfers (GA), LLC	Secretary of State of the State of Delaware

147.	Phone Transfers (NC), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

148.	Phone Transfers (TN), LLC	Secretary of State of the State of Delaware

149.	Phone Transfers (VA), LLC	Secretary of State of the State of Delaware

150.	Plattsburgh Cablevision, LLC	Secretary of State of the State of Delaware

151.	Renaissance Media LLC	Secretary of State of the State of Delaware

152.	Rifkin Acquisition Partners, LLC	Secretary of State of the State of Delaware

153.	Robin Media Group, LLC	Secretary of State of the State of Delaware

154.	Scottsboro TV Cable, LLC	Secretary of State of the State of Delaware

155.	Tennessee, LLC	Secretary of State of the State of Delaware

156.	The Helicon Group, L.P.	Secretary of State of the State of Delaware

157.	Vista Broadband Communications, LLC	Secretary of State of the State of Delaware

158.	VOIP Transfers (AL), LLC	Secretary of State of the State of Delaware

159.	VOIP Transfers (CA) LLC	Secretary of State of the State of Delaware

160.	VOIP Transfers (GA), LLC	Secretary of State of the State of Delaware

161.	VOIP Transfers (NC), LLC	Secretary of State of the State of Delaware

162.	VOIP Transfers (TN), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

163.	VOIP Transfers (VA), LLC	Secretary of State of the State of Delaware

164.	Adcast North Carolina Cable Advertising, LLC	Secretary of State of the State of Delaware

165.	Alabanza LLC	Secretary of State of the State of Delaware

166.	America’s Job Exchange LLC	Secretary of State of the State of Delaware

167.	Coaxial Communications of Central Ohio LLC	Secretary of State of the State of Ohio

168.	DukeNet Communications Holdings, LLC	Secretary of State of the State of Delaware

169.	DukeNet Communications, LLC	Secretary of State of the State of Delaware

170.	ICI Holdings, LLC	Secretary of State of the State of Delaware

171.	Insight Blocker LLC	Secretary of State of the State of Delaware

172.	Insight Capital LLC	Secretary of State of the State of Delaware

173.	Insight Communications Company LLC	Secretary of State of the State of Delaware

174.	Insight Communications Company, L.P.	Secretary of State of the State of Delaware

175.	Insight Communications Midwest, LLC	Secretary of State of the State of Delaware

176.	Insight Communications of Central Ohio, LLC	Secretary of State of the State of Delaware

177.	Insight Communications of Kentucky, L.P.	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

178.	Insight Interactive, LLC	Secretary of State of the State of Delaware

179.	Insight Kentucky Capital, LLC	Secretary of State of the State of Delaware

180.	Insight Kentucky Partners I, L.P.	Secretary of State of the State of Delaware

181.	Insight Kentucky Partners II, L.P.	Secretary of State of the State of Delaware

182.	Insight Midwest Holdings, LLC	Secretary of State of the State of Delaware

183.	Insight Midwest, L.P.	Secretary of State of the State of Delaware

184.	Insight Phone of Indiana, LLC	Secretary of State of the State of Delaware

185.	Insight Phone of Kentucky, LLC	Secretary of State of the State of Delaware

186.	Insight Phone of Ohio, LLC	Secretary of State of the State of Delaware

187.	Interactive Cable Services, LLC	Secretary of State of the State of Delaware

188.	Intrepid Acquisition LLC	Secretary of State of the State of Delaware

189.	NaviSite LLC	Secretary of State of the State of Delaware

190.	New Wisconsin Procurement LLC	Secretary of State of the State of Delaware

191.	Oceanic Time Warner Cable LLC	Secretary of State of the State of Delaware

192.	Parity Assets, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

193.	Time Warner Cable Business LLC	Secretary of State of the State of Delaware

194.	Time Warner Cable Enterprises LLC	Secretary of State of the State of Delaware

195.	Time Warner Cable Information Services (Alabama), LLC	Secretary of State of the State of Delaware

196.	Time Warner Cable Information Services (Arizona), LLC	Secretary of State of the State of Delaware

197.	Time Warner Cable Information Services (California), LLC	Secretary of State of the State of Delaware

198.	Time Warner Cable Information Services (Colorado), LLC	Secretary of State of the State of Delaware

199.	Time Warner Cable Information Services (Hawaii), LLC	Secretary of State of the State of Delaware

200.	Time Warner Cable Information Services (Idaho), LLC	Secretary of State of the State of Delaware

201.	Time Warner Cable Information Services (Illinois), LLC	Secretary of State of the State of Delaware

202.	Time Warner Cable Information Services (Indiana), LLC	Secretary of State of the State of Delaware

203.	Time Warner Cable Information Services (Kansas), LLC	Secretary of State of the State of Delaware

204.	Time Warner Cable Information Services (Kentucky), LLC	Secretary of State of the State of Delaware

205.	Time Warner Cable Information Services (Maine), LLC	Secretary of State of the State of Delaware

206.	Time Warner Cable Information Services (Massachusetts), LLC	Secretary of State of the State of Delaware

207.	Time Warner Cable Information Services (Michigan), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

208.	Time Warner Cable Information Services (Missouri), LLC	Secretary of State of the State of Delaware

209.	Time Warner Cable Information Services (Nebraska), LLC	Secretary of State of the State of Delaware

210.	Time Warner Cable Information Services (New Hampshire), LLC	Secretary of State of the State of Delaware

211.	Time Warner Cable Information Services (New Jersey), LLC	Secretary of State of the State of Delaware

212.	Time Warner Cable Information Services (New Mexico) LLC	Secretary of State of the State of Delaware

213.	Time Warner Cable Information Services (New York), LLC	Secretary of State of the State of Delaware

214.	Time Warner Cable Information Services (North Carolina), LLC	Secretary of State of the State of Delaware

215.	Time Warner Cable Information Services (Ohio), LLC	Secretary of State of the State of Delaware

216.	Time Warner Cable Information Services (Pennsylvania), LLC	Secretary of State of the State of Delaware

217.	Time Warner Cable Information Services (South Carolina), LLC	Secretary of State of the State of Delaware

218.	Time Warner Cable Information Services (Tennessee), LLC	Secretary of State of the State of Delaware

219.	Time Warner Cable Information Services (Texas), LLC	Secretary of State of the State of Delaware

220.	Time Warner Cable Information Services (Virginia), LLC	Secretary of State of the State of Delaware

221.	Time Warner Cable Information Services (Washington), LLC	Secretary of State of the State of Delaware

222.	Time Warner Cable Information Services (West Virginia), LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

223.	Time Warner Cable Information Services (Wisconsin), LLC	Secretary of State of the State of Delaware

224.	Time Warner Cable International LLC	Secretary of State of the State of Delaware

225.	Time Warner Cable Internet Holdings III LLC	Secretary of State of the State of Delaware

226.	Time Warner Cable Internet Holdings LLC	Secretary of State of the State of Delaware

227.	Time Warner Cable Internet LLC	Secretary of State of the State of Delaware

228.	Time Warner Cable Media LLC	Secretary of State of the State of Delaware

229.	Time Warner Cable Midwest LLC	Secretary of State of the State of Delaware

230.	Time Warner Cable New York City LLC	Secretary of State of the State of Delaware

231.	Time Warner Cable Northeast LLC	Secretary of State of the State of Delaware

232.	Time Warner Cable Pacific West LLC	Secretary of State of the State of Delaware

233.	Time Warner Cable Services LLC	Secretary of State of the State of Delaware

234.	Time Warner Cable Southeast LLC	Secretary of State of the State of Delaware

235.	Time Warner Cable Sports LLC	Secretary of State of the State of Delaware

236.	Time Warner Cable Texas LLC	Secretary of State of the State of Delaware

237.	TWC Administration LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

238.	TWC Communications, LLC	Secretary of State of the State of Delaware

239.	TWC Digital Phone LLC	Secretary of State of the State of Delaware

240.	TWC Media Blocker LLC	Secretary of State of the State of Delaware

241.	TWC NewCo LLC	Secretary of State of the State of Delaware

242.	TWC News and Local Programming Holdco LLC	Secretary of State of the State of Delaware

243.	TWC News and Local Programming LLC	Secretary of State of the State of Delaware

244.	TWC Regional Sports Network I LLC	Secretary of State of the State of Delaware

245.	TWC Security LLC	Secretary of State of the State of Delaware

246.	TWC SEE Holdco LLC	Secretary of State of the State of Delaware

247.	TWC Wireless LLC	Secretary of State of the State of Delaware

248.	TWC/Charter Dallas Cable Advertising, LLC	Secretary of State of the State of Delaware

249.	TWCIS Holdco LLC	Secretary of State of the State of Delaware

250.	Wisconsin Procurement Holdco LLC	Secretary of State of the State of Delaware

251.	BHN Home Security Services, LLC	Secretary of State of the State of Delaware

252.	BHN Spectrum Investments, LLC	Secretary of State of the State of Delaware

253.	Bright House Networks, LLC	Secretary of State of the State of Delaware

	Grantor’s Name	Filing Jurisdiction

254.	Bright House Networks Information Services (Alabama), LLC	Secretary of State of the State of Delaware

255.	Bright House Networks Information Services (California), LLC	Secretary of State of the State of Delaware

256.	Bright House Networks Information Services (Florida), LLC	Secretary of State of the State of Delaware

257.	Bright House Networks Information Services (Indiana), LLC	Secretary of State of the State of Delaware

258.	Bright House Networks Information Services (Michigan), LLC	Secretary of State of the State of Delaware

Patent Security Agreement Filings

Patent Owner	Filing Office
Bright House Networks, LLC	United States Patent and Trademark Office
Charter Communications Operating, LLC	United States Patent and Trademark Office
Time Warner Cable Enterprises LLC	United States Patent and Trademark Office
Time Warner Cable Internet LLC	United States Patent and Trademark Office

Trademark Security Agreement Filings

Grantor	Filing Office
Alabanza LLC	United States Patent and Trademark Office
Bright House Networks, LLC	United States Patent and Trademark Office
Insight Communications Company LLC	United States Patent and Trademark Office
NaviSite LLC	United States Patent and Trademark Office
Time Warner Cable Enterprises LLC	United States Patent and Trademark Office
Time Warner Cable Internet LLC	United States Patent and Trademark Office
TWC NewCo LLC	United States Patent and Trademark Office

Actions with respect to Pledged Securities

Receipt by the Administrative Agent of (i) the stock certificates listed in Schedule 2 as “Pledged Stock” and undated stock powers executed in blank with respect thereto and (ii) the promissory note listed in Schedule 2 as “Pledged Notes” and an undated allonge executed in blank with respect thereto.

Other Actions

None.

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION

	Grantor	Jurisdiction of Organization

1.	American Cable Entertainment Company, LLC	Delaware

2.	Athens Cablevision, LLC	Delaware

3.	Ausable Cable TV, LLC	Delaware

4.	Bresnan Broadband Holdings, LLC	Delaware

5.	Bresnan Broadband of Colorado, LLC	Colorado

6.	Bresnan Broadband of Montana, LLC	Montana

7.	Bresnan Broadband of Utah, LLC	Utah

8.	Bresnan Broadband of Wyoming, LLC	Wyoming

9.	Bresnan Communications, LLC	Delaware

10.	Bresnan Digital Services, LLC	Delaware

11.	Bresnan Microwave of Montana, LLC	Delaware

12.	Cable Equities Colorado, LLC	Delaware

13.	Cable Equities of Colorado Management LLC	Delaware

14.	CC 10, LLC	Delaware

15.	CC Fiberlink, LLC	Delaware

16.	CC Michigan, LLC	Delaware

17.	CC Systems, LLC	Delaware

18.	CC V Holdings, LLC	Delaware

19.	CC VI Fiberlink, LLC	Delaware

20.	CC VI Operating Company, LLC	Delaware

21.	CC VII Fiberlink, LLC	Delaware

	Grantor	Jurisdiction of Organization

22.	CC VIII Fiberlink, LLC	Delaware

23.	CC VIII Holdings, LLC	Delaware

24.	CC VIII Operating, LLC	Delaware

25.	CC VIII, LLC	Delaware

26.	CCO Fiberlink, LLC	Delaware

27.	CCO Holdco Transfers VII, LLC	Delaware

28.	CCO LP, LLC	Delaware

29.	CCO NR Holdings, LLC	Delaware

30.	CCO Purchasing, LLC	Delaware

31.	CCO SoCal I, LLC	Delaware

32.	CCO SoCal II, LLC	Delaware

33.	CCO SoCal Vehicles, LLC	Delaware

34.	CCO Transfers, LLC	Delaware

35.	Charter Advanced Services (AL), LLC	Delaware

36.	Charter Advanced Services (CA), LLC	Delaware

37.	Charter Advanced Services (CO), LLC	Delaware

38.	Charter Advanced Services (CT), LLC	Delaware

39.	Charter Advanced Services (GA), LLC	Delaware

40.	Charter Advanced Services (IL), LLC	Delaware

41.	Charter Advanced Services (IN), LLC	Delaware

42.	Charter Advanced Services (KY), LLC	Delaware

43.	Charter Advanced Services (LA), LLC	Delaware

44.	Charter Advanced Services (MA), LLC	Delaware

	Grantor	Jurisdiction of Organization

45.	Charter Advanced Services (MD), LLC	Delaware

46.	Charter Advanced Services (MI), LLC	Delaware

47.	Charter Advanced Services (MN), LLC	Delaware

48.	Charter Advanced Services (MO), LLC	Delaware

49.	Charter Advanced Services (MS), LLC	Delaware

50.	Charter Advanced Services (MT), LLC	Delaware

51.	Charter Advanced Services (NC), LLC	Delaware

52.	Charter Advanced Services (NE), LLC	Delaware

53.	Charter Advanced Services (NH), LLC	Delaware

54.	Charter Advanced Services (NV), LLC	Delaware

55.	Charter Advanced Services (NY), LLC	Delaware

56.	Charter Advanced Services (OH), LLC	Delaware

57.	Charter Advanced Services (OR), LLC	Delaware

58.	Charter Advanced Services (PA), LLC	Delaware

59.	Charter Advanced Services (SC), LLC	Delaware

60.	Charter Advanced Services (TN), LLC	Delaware

61.	Charter Advanced Services (TX), LLC	Delaware

62.	Charter Advanced Services (UT), LLC	Delaware

63.	Charter Advanced Services (VA), LLC	Delaware

64.	Charter Advanced Services (VT), LLC	Delaware

65.	Charter Advanced Services (WA), LLC	Delaware

66.	Charter Advanced Services (WI), LLC	Delaware

67.	Charter Advanced Services (WV), LLC	Delaware

	Grantor	Jurisdiction of Organization

68.	Charter Advanced Services (WY), LLC	Delaware

69.	Charter Advanced Services VIII (MI), LLC	Delaware

70.	Charter Advanced Services VIII (MN), LLC	Delaware

71.	Charter Advanced Services VIII (WI), LLC	Delaware

72.	Charter Advertising of Saint Louis, LLC	Delaware

73.	Charter Cable Operating Company, LLC	Delaware

74.	Charter Cable Partners, LLC	Delaware

75.	Charter Communications Entertainment I, LLC	Delaware

76.	Charter Communications Entertainment II, LLC	Delaware

77.	Charter Communications Entertainment, LLC	Delaware

78.	Charter Communications of California, LLC	Delaware

79.	Charter Communications Operating Capital Corp.	Delaware

80.	Charter Communications Operating, LLC	Delaware

81.	Charter Communications Properties LLC	Delaware

82.	Charter Communications V, LLC	Delaware

83.	Charter Communications Ventures, LLC	Delaware

84.	Charter Communications VI, L.L.C.	Delaware

85.	Charter Communications VII, LLC	Delaware

86.	Charter Communications, LLC	Delaware

87.	Charter Distribution, LLC	Delaware

88.	Charter Fiberlink - Alabama, LLC	Delaware

89.	Charter Fiberlink – Georgia, LLC	Delaware

90.	Charter Fiberlink – Illinois, LLC	Delaware

	Grantor	Jurisdiction of Organization

91.	Charter Fiberlink – Maryland II, LLC	Delaware

92.	Charter Fiberlink – Michigan, LLC	Delaware

93.	Charter Fiberlink – Missouri, LLC	Delaware

94.	Charter Fiberlink – Nebraska, LLC	Delaware

95.	Charter Fiberlink – Tennessee, LLC	Delaware

96.	Charter Fiberlink AR-CCVII, LLC	Delaware

97.	Charter Fiberlink CA-CCO, LLC	Delaware

98.	Charter Fiberlink CC VIII, LLC	Delaware

99.	Charter Fiberlink CCO, LLC	Delaware

100.	Charter Fiberlink CT-CCO, LLC	Delaware

101.	Charter Fiberlink LA-CCO, LLC	Delaware

102.	Charter Fiberlink MA-CCO, LLC	Delaware

103.	Charter Fiberlink MS-CCVI, LLC	Delaware

104.	Charter Fiberlink NC-CCO, LLC	Delaware

105.	Charter Fiberlink NH-CCO, LLC	Delaware

106.	Charter Fiberlink NV-CCVII, LLC	Delaware

107.	Charter Fiberlink NY-CCO, LLC	Delaware

108.	Charter Fiberlink OH-CCO, LLC	Delaware

109.	Charter Fiberlink OR-CCVII, LLC	Delaware

110.	Charter Fiberlink- Pennsylvania, LLC	Delaware

111.	Charter Fiberlink SC-CCO, LLC	Delaware

112.	Charter Fiberlink TX-CCO, LLC	Delaware

113.	Charter Fiberlink VA-CCO, LLC	Delaware

	Grantor	Jurisdiction of Organization

114.	Charter Fiberlink VT-CCO, LLC	Delaware

115.	Charter Fiberlink WA-CCVII, LLC	Delaware

116.	Charter Helicon, LLC	Delaware

117.	Charter Home Security, LLC	Delaware

118.	Charter Leasing Holding Company, LLC	Delaware

119.	Charter Leasing of Wisconsin, LLC	Delaware

120.	Charter RMG, LLC	Delaware

121.	Charter Stores FCN, LLC	Delaware

122.	Charter Video Electronics, LLC	Delaware

123.	Falcon Cable Communications, LLC	Delaware

124.	Falcon Cable Media, a California Limited Partnership	California

125.	Falcon Cable Systems Company II, L.P.	California

126.	Falcon Cablevision, a California Limited Partnership	California

127.	Falcon Community Cable, L.P.	Delaware

128.	Falcon Community Ventures I Limited Partnership	California

129.	Falcon First Cable of the Southeast, LLC	Delaware

130.	Falcon First, LLC	Delaware

131.	Falcon Telecable, a California Limited Partnership	California

132.	Falcon Video Communications, L.P.	Delaware

133.	Helicon Partners I, L.P.	Delaware

134.	Hometown T.V., LLC	Delaware

135.	HPI Acquisition Co. LLC	Delaware

136.	Interlink Communications Partners, LLC	Delaware

	Grantor	Jurisdiction of Organization

137.	Long Beach, LLC	Delaware

138.	Marcus Cable Associates, L.L.C.	Delaware

139.	Marcus Cable of Alabama, L.L.C.	Delaware

140.	Marcus Cable, LLC	Delaware

141.	Midwest Cable Communications, LLC	Delaware

142.	Peachtree Cable TV, L.P.	Delaware

143.	Peachtree Cable TV, LLC	Delaware

144.	Phone Transfers (AL), LLC	Delaware

145.	Phone Transfers (CA), LLC	Delaware

146.	Phone Transfers (GA), LLC	Delaware

147.	Phone Transfers (NC), LLC	Delaware

148.	Phone Transfers (TN), LLC	Delaware

149.	Phone Transfers (VA), LLC	Delaware

150.	Plattsburgh Cablevision, LLC	Delaware

151.	Renaissance Media LLC	Delaware

152.	Rifkin Acquisition Partners, LLC	Delaware

153.	Robin Media Group, LLC	Delaware

154.	Scottsboro TV Cable, LLC	Delaware

155.	Tennessee, LLC	Delaware

156.	The Helicon Group, L.P.	Delaware

157.	Vista Broadband Communications, LLC	Delaware

158.	VOIP Transfers (AL), LLC	Delaware

	Grantor	Jurisdiction of Organization

159.	VOIP Transfers (CA) LLC	Delaware

160.	VOIP Transfers (GA), LLC	Delaware

161.	VOIP Transfers (NC), LLC	Delaware

162.	VOIP Transfers (TN), LLC	Delaware

163.	VOIP Transfers (VA), LLC	Delaware

164.	Adcast North Carolina Cable Advertising, LLC	Delaware

165.	Alabanza LLC	Delaware

166.	America’s Job Exchange LLC	Delaware

167.	Coaxial Communications of Central Ohio LLC	Ohio

168.	DukeNet Communications Holdings, LLC	Delaware

169.	DukeNet Communications, LLC	Delaware

170.	ICI Holdings, LLC	Delaware

171.	Insight Blocker LLC	Delaware

172.	Insight Capital LLC	Delaware

173.	Insight Communications Company LLC	Delaware

174.	Insight Communications Company, L.P.	Delaware

175.	Insight Communications Midwest, LLC	Delaware

176.	Insight Communications of Central Ohio, LLC	Delaware

177.	Insight Communications of Kentucky, L.P.	Delaware

178.	Insight Interactive, LLC	Delaware

179.	Insight Kentucky Capital, LLC	Delaware

180.	Insight Kentucky Partners I, L.P.	Delaware

181.	Insight Kentucky Partners II, L.P.	Delaware

	Grantor	Jurisdiction of Organization

182.	Insight Midwest Holdings, LLC	Delaware

183.	Insight Midwest, L.P.	Delaware

184.	Insight Phone of Indiana, LLC	Delaware

185.	Insight Phone of Kentucky, LLC	Delaware

186.	Insight Phone of Ohio, LLC	Delaware

187.	Interactive Cable Services, LLC	Delaware

188.	Intrepid Acquisition LLC	Delaware

189.	NaviSite LLC	Delaware

190.	New Wisconsin Procurement LLC	Delaware

191.	Oceanic Time Warner Cable LLC	Delaware

192.	Parity Assets, LLC	Delaware

193.	Time Warner Cable Business LLC	Delaware

194.	Time Warner Cable Enterprises LLC	Delaware

195.	Time Warner Cable Information Services (Alabama), LLC	Delaware

196.	Time Warner Cable Information Services (Arizona), LLC	Delaware

197.	Time Warner Cable Information Services (California), LLC	Delaware

198.	Time Warner Cable Information Services (Colorado), LLC	Delaware

199.	Time Warner Cable Information Services (Hawaii), LLC	Delaware

200.	Time Warner Cable Information Services (Idaho), LLC	Delaware

201.	Time Warner Cable Information Services (Illinois), LLC	Delaware

202.	Time Warner Cable Information Services (Indiana), LLC	Delaware

203.	Time Warner Cable Information Services (Kansas), LLC	Delaware

204.	Time Warner Cable Information Services (Kentucky), LLC	Delaware

	Grantor	Jurisdiction of Organization

205.	Time Warner Cable Information Services (Maine), LLC	Delaware

206.	Time Warner Cable Information Services (Massachusetts), LLC	Delaware

207.	Time Warner Cable Information Services (Michigan), LLC	Delaware

208.	Time Warner Cable Information Services (Missouri), LLC	Delaware

209.	Time Warner Cable Information Services (Nebraska), LLC	Delaware

210.	Time Warner Cable Information Services (New Hampshire), LLC	Delaware

211.	Time Warner Cable Information Services (New Jersey), LLC	Delaware

212.	Time Warner Cable Information Services (New Mexico) LLC	Delaware

213.	Time Warner Cable Information Services (New York), LLC	Delaware

214.	Time Warner Cable Information Services (North Carolina), LLC	Delaware

215.	Time Warner Cable Information Services (Ohio), LLC	Delaware

216.	Time Warner Cable Information Services (Pennsylvania), LLC	Delaware

217.	Time Warner Cable Information Services (South Carolina), LLC	Delaware

218.	Time Warner Cable Information Services (Tennessee), LLC	Delaware

219.	Time Warner Cable Information Services (Texas), LLC	Delaware

220.	Time Warner Cable Information Services (Virginia), LLC	Delaware

221.	Time Warner Cable Information Services (Washington), LLC	Delaware

222.	Time Warner Cable Information Services (West Virginia), LLC	Delaware

	Grantor	Jurisdiction of Organization

223.	Time Warner Cable Information Services (Wisconsin), LLC	Delaware

224.	Time Warner Cable International LLC	Delaware

225.	Time Warner Cable Internet Holdings III LLC	Delaware

226.	Time Warner Cable Internet Holdings LLC	Delaware

227.	Time Warner Cable Internet LLC	Delaware

228.	Time Warner Cable Media LLC	Delaware

229.	Time Warner Cable Midwest LLC	Delaware

230.	Time Warner Cable New York City LLC	Delaware

231.	Time Warner Cable Northeast LLC	Delaware

232.	Time Warner Cable Pacific West LLC	Delaware

233.	Time Warner Cable Services LLC	Delaware

234.	Time Warner Cable Southeast LLC	Delaware

235.	Time Warner Cable Sports LLC	Delaware

236.	Time Warner Cable Texas LLC	Delaware

237.	TWC Administration LLC	Delaware

238.	TWC Communications, LLC	Delaware

239.	TWC Digital Phone LLC	Delaware

240.	TWC Media Blocker LLC	Delaware

241.	TWC NewCo LLC	Delaware

242.	TWC News and Local Programming Holdco LLC	Delaware

243.	TWC News and Local Programming LLC	Delaware

	Grantor	Jurisdiction of Organization

244.	TWC Regional Sports Network I LLC	Delaware

245.	TWC Security LLC	Delaware

246.	TWC SEE Holdco LLC	Delaware

247.	TWC Wireless LLC	Delaware

248.	TWC/Charter Dallas Cable Advertising, LLC	Delaware

249.	TWCIS Holdco LLC	Delaware

250.	Wisconsin Procurement Holdco LLC	Delaware

251.	BHN Home Security Services, LLC	Delaware

252.	BHN Spectrum Investments, LLC	Delaware

253.	Bright House Networks, LLC	Delaware

254.	Bright House Networks Information Services (Alabama), LLC	Delaware

255.	Bright House Networks Information Services (California), LLC	Delaware

256.	Bright House Networks Information Services (Florida), LLC	Delaware

257.	Bright House Networks Information Services (Indiana), LLC	Delaware

258.	Bright House Networks Information Services (Michigan), LLC	Delaware

Schedule 5

PATENT REGISTRATIONS AND PATENT APPLICATIONS 1

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Cloud based location shifting service	13/399,666	2/17/2012	9,258,575	2/9/2016	Charter Communications Operating, LLC

USA	Fast binding of a cloud based streaming server structures	13/399,677	2/17/2012	N/A	N/A Published 10/18/2012 US20120266198*	Charter Communications Operating, LLC

USA	Method and system for program and stream control of video to target device	13/399,690	2/17/2012	N/A	N/A Published 11/22/2012 US20120297423*	Charter Communications Operating, LLC

USA	User interfact for television programming and social media feeds for time shifted viewing	13/752,719	1/29/2013	N/A	N/A Published 09/12/2013 US20130239146*	Charter Communications Operating, LLC

USA	Dynamic tuning in dense arrays of electrically small elements	13/755,666	1/31/2013	9,118,304	8/25/2015	Charter Communications Operating, LLC

USA	Dynamic tuning in dense arrays of electrically small elements[2]	14/833,867	8/24/2015	N/A	N/A Published 02/25/2016 20160057486	Charter Communications Operating, LLC

[1]	Items footnoted in this Schedule 5 to be updated on a post-closing basis.
[2]	USPTO assignment data not available

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Method and system for scheduling recordings of television programs in television distribution systems	14/481,665	9/9/2014	N/A	N/A Published 03/10/2016 US20160073161*	Charter Communications Operating, LLC

USA	Method and system for assigning antennas in demse array	13/659,029	10/24/2012	9,148,674	9/29/2015	Charter Communications Operating, LLC

USA	Three dimensional antenna array system with throughs	13/904,240	5/29/2013	N/A	N/A Published 12/05/2013 US20130321239*	Charter Communications Operating, LLC

USA	Method and system for displaying speech to text converted audio with streaming video content data	14/279,530	5/16/2014	N/A	N/A Published 11/20/2014 US20140344854*	Charter Communications Operating, LLC

USA	Antenna system with small low frequency antennas for television receiption[3]	14/497,535	9/26/2014	N/A	N/A	Charter Communications Operating, LLC

[3]	To be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Flexible cloud based streaming digital video server and recorder[4]	61/549,357	10/20/2011	N/A	N/A	Charter Communications Operating, LLC

USA	Method and system for assigning antennas in dense array[5]	14/868,039	9/28/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Cloud based location shifting service[6]	15/018,588	2/8/2016	N/A	N/A	Charter Communications Operating, LLC

USA	System and method bridging cloud based user interfaces	13/963,594	8/9/2013	8,943,543	1/27/2015	Charter Communications Operating, LLC

USA	System and method bridging cloud based user interfaces	14/605,077	1/26/2015	9,253,526	2/2/2016	Charter Communications Operating, LLC

USA	System and method for adapting content delivery	13/803,372	3/14/2013	N/A	N/A Published 09/18/2014 US20140280744*	Charter Communications Operating, LLC

USA	System and method for controlling hotel cpe via personal smart device	14/503,478	10/1/2014	N/A	N/A Published 04/07/2016 US20160100199*	Charter Communications Operating, LLC

[4]	To be confirmed.
[5]	To be confirmed.
[6]	To be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	System and method for separate audio program translation	14/503,532	10/1/2014	N/A	N/A Published 04/07/2016 US20160098395*	Charter Communications Operating, LLC

USA	System and method for authenticating local cpe	14/069,735	11/1/2013	N/A	N/A Published 05/07/2015 US20150128216*	Charter Communications Operating, LLC

USA	System and method for authenticating local cpe	PCT/US2014/063342	10/31/2014	N/A	N/A	Charter Communications Operating, LLC

USA	Compensation for viewing with common vision abnormalities[7]	14/633,963	2/27/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Automatic identification of changes in objects[8]	14/633,217	2/27/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Provider Equipment Generation Of Customer User Interface[9]	14/819,313	8/5/2015	N/A	N/A Published 05/12/2016 US20160134910*	Charter Communications Operating, LLC

[7]	To be confirmed.
[8]	Title to be confirmed.
[9]	To be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Remote control volume and channel controls that integrate[10]	29/525,240	4/28/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Docsis moca enable coax distrubution system	14/503,601	10/1/2014	N/A	N/A Published 04/07/2016 US20160099910*	Charter Communications Operating, LLC

USA	Automated audio volume stabilizer[11]	14/633,232	2/27/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Session-based common tier encryption for simulcrypt systems[12]	14/575,252	12/18/2014	N/A	N/A	Charter Communications Operating, LLC

USA	Unique grouping of communication sources	14/635,040[13]	2/27/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Graphical user interface[14]	29/514,673	1/15/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Graphical user interface[15]	29/514,676	1/15/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Set top box[16]	29/514,671	1/15/2015	N/A	N/A	Charter Communications Operating, LLC

[10]	To be confirmed.
[11]	To be confirmed.
[12]	To be confirmed.
[13]	Application number to be confirmed.
[14]	To be confirmed.
[15]	To be confirmed.
[16]	To be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Remote control unit[17]	29/514,672	1/15/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Spectrum rcu options button[18]	29/514,742	1/15/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Spectrum guide features a time-based background color display mechanism that automatically changes the color of the tv guide cells from light (during the day) to dark (at night), this makes for less eye-strain and easier readability of show titles in the guide	N/A19	N/A	N/A	N/A	Charter Communications Operating, LLC

USA	Dynamic, inline hint messaging[20]	14/863,005	9/23/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Charter’s network based authentication and authorization[21]	14/866,088	9/25/2015	N/A	N/A	Charter Communications Operating, LLC

USA	Capability to identify in-home constraints by comparing speed[22]	15/004,475	1/22/2016			Charter Communications Operating, LLC

[17]	To be confirmed.
[18]	To be confirmed.
[19]	Application number to be provided.
[20]	To be confirmed.
[21]	To be confirmed.
[22]	To be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Data packet structure for digital information distribution	09/458,339	12/10/1999	6,826,197	11/30/2004	Charter Communications Operating, LLC

USA	Data packet structure for digital information distribution	10/946,393	9/21/2004	7,801,172	9/21/2010	Charter Communications Operating, LLC

USA	Data transmission method and apparatus	09/327,791	6/8/1999	6,477,182	11/5/2002	Charter Communications Operating, LLC

USA	Method and apparatus for providing subscription-on-demand services for an interactive information distribution system[23]	09/086,799	5/29/1998	6,314,573	11/6/2001	Charter Communications Operating, LLC

USA	System for interactively distributing information services having a remote video session manager	09/116,759	07/16/1998	6,305,019	10/16/2001	Charter Communications Operating, LLC

USA	Method and apparatus for providing dynamic pricing services for an interactive information distribution system (as amended)	09/306,955	5/7/1999	6,684,400	1/27/2004	Charter Communications Operating, LLC

USA	Method and apparatus for providing dynamic pricing services for an interactive information distribution system	10/689,005	10/20/2003 (Allowed 7/30/2014)	8,904,452	12/2/2014	Charter Communications Operating, LLC

[23]	Title to be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Method and apparatus for providing dynamic pricing services for an interactive\ninformation distribution system[24]	14/558,429	12/2/2014		Published 05/28/2015 20150150058	Charter Communications Operating, LLC

USA	Encoding optimization techniques for encoding program grid section of server-centric interactive programming guide[25]	09/583,388	5/30/2000	7,254,824	8/7/2007	Charter Communications Operating, LLC

USA	Computer network chat room based on channel broadcast in real time[26]	08/749,091	11/14/1996	5,828,839	10/27/1998	Charter Communications Operating, LLC

USA	Computer network chat room based on channel broadcast in real time[27]	09/074,911	5/8/1998	6,061,716	5/9/2000	Charter Communications Operating, LLC

USA	Integrated media content server system and method for the customization of metadata that is associated therewith[28]	11/320,447	12/27/2005	7,870,125	1/11/2011	Charter Communications Operating, LLC

[24]	Assignment to be confirmed.
[25]	Title to be confirmed.
[26]	Ownership to be confirmed.
[27]	Ownership to be confirmed.
[28]	Ownership to be confirmed.

Country	Title	Application #	Application Date	Patent #	Grant Date	Owner
USA	Integrated media content server system and method for the customization of metadata that is associated therewith[29]	12/834,367	7/12/2010	8,234,271	7/31/2012	Charter Communications Operating, LLC

USA	Integrated media content server system and method for the customization of metadata that is associated therewith[30]	12/834,406	7/12/2010	8,239,386	8/7/2012	Charter Communications Operating, LLC

USA	Integrated media content server system and method for the[31]	13/568,106	8/6/2012	N/A	N/A	Charter Communications Operating, LLC

USA	System and method of content streaming and downloading[32]	15/008438	N/A	N/A	N/A	Charter Communications Operating, LLC

USA	System and method of analyzing cmts data streams[33]	62/291,454	2/4/2016	N/A	N/A	Charter Communications Operating, LLC

USA	System and method of content streaming and downloading[34]	15/008,438		N/A	N/A	Charter Communications Operating, LLC

[29]	Assignment data unavailable.
[30]	Assignment data unavailable.
[31]	To be confirmed.
[32]	Assignment data unavailable.
[33]	Assignment data unavailable.
[34]	Assignment data unavailable.

Country	Patent Title	Status	Patent/Application No. Patent/Application Date	Owner
United States	Integrating A Mobile Hotspot Into A Larger Network Environment	Issued	9161377 10-13-2015	Bright House Networks

United States	Integrating A Mobile Hotspot Into A Larger Network Environment	Issued	9002319 04-07-2015	Bright House Networks

United States	Methods, Apparatus And Computer-Readable Media For Providing Caller Identification Information	Issued	8811960 08-19-2014	Bright House Networks, LLC

United States	Integrating A Mobile Hotspot Into A Larger Network Environment	Issued	8600344 12-03-2013	Bright House Networks

United States	Patient Health Measurement Compliance And Incentive System	Pending/Pub	14/279439 05-16-2014	Bright House Networks, LLC

United States	Patient Health Measurement And Incentive System	Pending/Pub	14/279,474 05-16-2014	Bright House Networks, LLC

United States	Initiating A Unicast Stream Based On A Triggering Event Associated With A Node Receiving A Multicast Stream	Pending/Pub	13/471,527 05-15-2012	Bright House Networks

United States	Automatic Device Reconfiguration	Pending/Pub	13/415,179 03-08-2012	Bright House Networks, LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
1.	TWC 12-31	Issued	Notification In A Network Environment	9154854	10/6/2015	USA	Time Warner Cable Enterprises LLC

2.	TWC 12-29	Issued	Remote Control Including Touch-Sensing Surface	9024894	5/5/2015	USA	Time Warner Cable Enterprises LLC

3.	TWC 12-28	Issued	Methods And Apparatus That Facilitate Controlling Multiple Devices	9118952	8/25/2015	USA	Time Warner Cable Enterprises LLC

4.	TWC 12-26	Issued	Wireless Mesh Network Configuration	9258843	2/9/2016	USA	Time Warner Cable Enterprises LLC

5.	TWC 12-24	Issued	Methods And Apparatus For Supporting Trick Play Functions In Devices Without Local Storage	8935735	1/13/2015	USA	Time Warner Cable Enterprises LLC

6.	TWC 12-15	Issued	Lightweight Polling Technique	8972558	3/3/2015	USA	Time Warner Cable Enterprises LLC

7.	TWC 12-14	Issued	Media Synchronization Within Home Network Using Set-Top Box As Gateway	8832750	9/9/2014	USA	Time Warner Cable Enterprises LLC

8.	TWC 12-13	Issued	Multi-Format Distribution Of Content	8910220	12/9/2014	USA	Time Warner Cable Enterprises LLC

9.	TWC 12-12	Issued	Apparatus And Methods For Multimedia Coordination	9131283	9/8/2015	USA	Time Warner Cable Enterprises LLC

10.	TWC 12-10	Issued	Wireless Session Configuration Persistence	8938785	1/20/2015	USA	Time Warner Cable Enterprises LLC

11.	TWC 12-07	Issued	Power Fluctuation Detection And Analysis	9143379	9/22/2015	USA	Time Warner Cable Enterprises LLC

12.	TWC 12-06	Issued	Establishing Network Connectivity Based On Location	9241239	1/19/2016	USA	Time Warner Cable Enterprises LLC

13.	TWC 12-05	Issued	Convenient Wi-Fi Network Access Using Unique Identifier Value	9288674	3/15/2016	USA	Time Warner Cable Enterprises LLC

14.	TWC 12-04	Issued	Handoffs Between Access Points In A Wi-Fi Environment	9008045	4/14/2015	USA	Time Warner Cable Enterprises LLC

15.	TWC 12-03	Issued	Remote Activation Of Mobile Applications	9237215	1/12/2016	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
16.	TWC 12-02	Issued	System And Method For IP Multicast	8948171	2/3/2015	USA	Time Warner Cable Enterprises LLC

17.	TWC 12-01	Issued	Methods And Apparatus For Providing Multi-Source Bandwidth Sharing Management	8839317	9/16/2014	USA	Time Warner Cable Enterprises LLC

18.	TWC 11-30	Issued	Method And System For Device Discovery And Content Management On A Network	9264751	2/16/2016	USA	Time Warner Cable Enterprises LLC

19.	TWC 11-26	Issued	Call Management And Notifications In Media Player Applications	8706096	4/22/2014	USA	Time Warner Cable Enterprises LLC

20.	TWC 11-25	Issued	Methods And Apparatus For Providing Parental Or Guardian Control And Visualization Over Communications To Various Devices In The Home	8843953	9/23/2014	USA	Time Warner Cable Enterprises LLC

21.	TWC 11-22	Issued	System And Method For Automatically Learning And Maintaining IP Address Allocation Topology	9300541	3/29/2016	USA	Time Warner Cable Enterprises LLC

22.	TWC 13-11	Issued	System And Method For Resolving Scheduling Conflicts In Multi-Tuner Devices And Systems	9258614	2/9/2016	USA	Time Warner Cable Enterprises LLC

23.	TWC 11-13	Issued	Mechanism For Establishing Reputation In A Network Environment	8887238	11/11/2014	USA	Time Warner Cable Enterprises LLC

24.	TWC 11-10	Issued	Firewall Access Control With Border Gateway Protocol	8931073	1/6/2015	USA	Time Warner Cable Enterprises LLC

25.	TWC 11-07	Issued	Techniques For Assigning Internet Protocol Version Six Network Blocks In Unknown Networks	9112764	8/18/2015	USA	Time Warner Cable Enterprises LLC

26.	TWC 11-04	Issued	Handoff Management In A Multi-Layer Wireless Network	8812050	8/19/2014	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
27.	TWC 11-03	Issued	Technique For Prefix Subnetting	8995360	3/31/2015	USA	Time Warner Cable Enterprises LLC

28.	TWC 11-02	Issued	Methods And Apparatus For Watermarking And Distributing Watermarked Content	8848969	9/30/2014	USA	Time Warner Cable Enterprises LLC

29.	TWC 10-30	Issued	Call Center Mapping System And Method	8411831	4/2/2013	USA	Time Warner Cable Enterprises LLC

30.	TWC 10-27	Issued	Systems And Methods For Maintaining A Measure Of Session Time On A Networked Device	8429280	4/23/2013	USA	Time Warner Cable Enterprises LLC

31.	TWC 10-18	Issued	Methods And Apparatus For Supporting Sharing Of Content Between Mobile Communications Devices And Home Based Devices	8849184	9/30/2014	USA	Time Warner Cable Enterprises LLC

32.	TWC 10-17	Issued	Apparatus And Method For Enforcing Content Protection Rules During Data Transfer Between Devices	9015270	4/21/2015	USA	Time Warner Cable Enterprises LLC

33.	TWC 10-16	Issued	Methods And Apparatus For Providing Indivial Service Subscribers Content Related Services At One Or More Locations	8924999	12/30/2014	USA	Time Warner Cable Enterprises LLC

34.	TWC 10-12A C1	Issued	System And Method For WI-FI Roaming	9241367	1/19/2016	USA	Time Warner Cable Enterprises LLC

35.	TWC 10-12B C1	Issued	System And Method For Maintaining A Communication Session	8885571	11/11/2014	USA	Time Warner Cable Enterprises LLC.

36.	TWC 10-12B	Issued	System And Method For Maintaining A Communication Session	8638717	1/28/2014	USA	Time Warner Cable Enterprises LLC

37.	TWC 10-12A	Issued	System And Method For WI-FI Roaming	8553662	10/8/2013	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
38.	TWC 10-10	Issued	Quality Feedback Mechanism For Bandwidth Allocation In A Switched Digital Video System	8813144	8/19/2014	USA	Time Warner Cable Enterprises LLC

39.	TWC 10-07	Issued	System And Method For Determining Network Relationships With Unreliable Data	8607293	12/10/2013	USA	Time Warner Cable Enterprises LLC

40.	TWC 10-06	Issued	System And Method For Coordinated Discovery Of The Status Of Network Routes By Hosts In A Network	8681645	3/25/2014	USA	Time Warner Cable Enterprises LLC

41.	TWC 10-05C1	Issued	Multicast Video Advertisement Insertion Using Routing Protocols	9124928	9/1/2015	USA	Time Warner Cable Enterprises LLC.

42.	TWC 10-05	Issued	Multicast Video Advertisement Insertion Using Routing Protocols	8910198	12/9/2014	USA	Time Warner Cable Enterprises LLC

43.	TWC 10-02C1	Issued	Apparatus And Methods For Data Collection And Validation	9003436	4/7/2015	USA	Time Warner Cable Enterprises LLC

44.	TWC 10-02	Issued	Apparatus And Methods For Data Collection Analysis And Validation Including Error Correction In A Content Delivery Network	8484511	7/9/2013	USA	Time Warner Cable Enterprises LLC

45.	TWC 10-01	Issued	Apparatus And Methods For Identifying And Charactering Latency In A Content Delivery Network	8930979	1/6/2015	USA	Time Warner Cable Enterprises LLC

46.	TWC 09-29	Issued	System And Method For Sharing A Payload Among Mobile Devices In A Wireless Network	8265050	9/11/2012	USA	Time Warner Cable Enterprises LLC

47.	TWC 09-26	Issued	Methods And Apparatus For Enabling Media Functionality In A Content-Based Network	8396055	3/12/2013	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
48.	TWC 09-25	Issued	Gateway Apparatus And Methods For Digital Content Delivery In A Network.	9027062	5/5/2015	USA	Time Warner Cable Enterprises LLC

49.	TWC 09-23C1	Issued	Geographic Based Remote Control	8957762	2/17/2015	USA	Time Warner Cable Enterprises LLC

50.	TWC 09-23	Issued	Geographic Based Remote Control	8395477	3/12/2013	USA	Time Warner Cable Enterprises LLC

51.	TWC 09-22	Issued	Digital Domain Content Processing And Distribution Apparatus And Methods	9300445	3/29/2016	USA	Time Warner Cable Enterprises LLC

52.	TWC 09-21D1	Issued	Providing Syndication Feed Content On A Television Set-Top Box With Limited Decoder Capability	9113186	8/18/2015	USA	Time Warner Cable Enterprises LLC

53.	TWC 09-21	Issued	Providing Syndication Feed Content On A Television Set-Top Box With Limited Decoder Capability	8533768	9/10/2013	USA	Time Warner Cable Enterprises LLC

54.	TWC 09-19	Issued	Apparatus And Methods For Device Authorization In A Premises Network	8745758	6/3/2014	USA	Time Warner Cable Enterprises LLC

55.	TWC 09-17	Issued	Techniques For Upgrading Software In A Video Content Network	8533771	9/10/2013	USA	Time Warner Cable Enterprises LLC

56.	TWC 09-15	Issued	Methods And Apparatus For Providing Voice Mail Services	8443403	5/14/2013	USA	Time Warner Cable Enterprises LLC

57.	TWC 09-08	Issued	Destination Based Method For Managing Network Resources	8885667	11/11/2014	USA	Time Warner Cable Enterprises LLC

58.	TWC 09-05C1	Issued	Methods And Apparatus For Packetized Content Delivery Over A Content Delivery Network	8516529	8/20/2013	USA	Time Warner Cable Enterprises LLC

59.	TWC 09-03	Issued	Method And Apparatus For Classifying An Audience In A Content-Based Network	8935721	1/13/2015	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
60.	TWC 09-02	Issued	Method And Apparatus For Targeted Content Insertion	8813124	8/19/2014	USA	Time Warner Cable Enterprises LLC

61.	TWC 09-01	Issued	Method And Apparatus For Evaluating An Audience In A Content-Based Network	9178634	11/3/2015	USA	Time Warner Cable Enterprises LLC

62.	TWC 08-31C2	Issued	Scheduling Trigger Apparatus And Method	8291453	10/16/2012	USA	Time Warner Cable Enterprises LLC

63.	TWC 08-28	Issued	Methods And Apparatus For Audience Research In A Content-Based Network	9094140	7/28/2015	USA	Time Warner Cable Enterprises LLC

64.	TWC 08-27C1	Issued	Methods And Apparatus For Providing Access To Program Channels	9025085	5/5/2015	USA	Time Warner Cable Enterprises LLC

65.	TWC 08-27	Issued	Methods And Apparatus For Providing Access To Program Channels	8780276	7/15/2014	USA	Time Warner Cable Enterprises LLC

66.	TWC 08-25C1	Issued	System And Method For Enhanced Advertising In A Video Content Network	8566862	10/22/2013	USA	Time Warner Cable Enterprises LLC

67.	TWC 08-25	Issued	Displaying Enhanced Advertisements Simultaneously Across Substantially All Channels	8321887	11/27/2012	USA	Time Warner Cable Enterprises LLC

68.	TWC 08-23C1	Issued	System And Method For Commanding A Controlled Device	8601513	12/3/2013	USA	Time Warner Cable Enterprises LLC[35]

69.	TWC 08-23	Issued	System And Method For Commanding A Controlled Device	8458748	6/4/2013	USA	Time Warner Cable Enterprises LLC

70.	TWC 08-22	Issued	Methods And Apparatus For Creating Customized Service Related Information For Customer Devices	8752119	6/10/2014	USA	Time Warner Cable Enterprises LLC

[35]	Title update from Time Warner Cable Inc. to be made with US PTO..

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
71.	TWC 08-16	Issued	Methods And Apparatus For Controlling Content Distribution	8839284	9/16/2014	USA	Time Warner Cable Enterprises LLC

72.	TWC 08-15 C1	Issued	System And Method For Content Delivery With Multiple Embedded Messages	8819727	8/26/2014	USA	Time Warner Cable Enterprises LLC

73.	TWC 08-15	Issued	System And Method For Content Delivery With Multiple Embedded Messages	8332885	12/11/2012	USA	Time Warner Cable Enterprises LLC

74.	TWC 08-10	Issued	Recommendation Engine Apparatus And Methods	9215423	12/15/2015	USA	Time Warner Cable Enterprises LLC

75.	TWC 08-08	Issued	Apparatus And Methods Fornetwork Video Recording	9277266	3/1/2016	USA	Time Warner Cable Enterprises LLC

76.	TWC 08-07	Issued	Customer Service Methods Apparatus And Report/Alert Generation Based On Customer Service Call Information	8588395	11/19/2013	USA	Time Warner Cable Enterprises LLC

77.	TWC 08-04C1	Issued	Personal Media Channel Apparatus And Methods	8776101	7/8/2014	USA	Time Warner Cable Enterprises LLC

78.	TWC-ERDOS-08-03	Issued	Communications Engine Architecture	7248575	7/24/2007	USA	Time Warner Cable Enterprises LLC

79.	TWC 08-02	Issued	A System And Method For Controlling The State Of A Switched Digital Video System	8365007	1/29/2013	USA	Time Warner Cable Enterprises LLC

80.	TWC-ERDOS-08-02	Issued	System And Method Of Triggering Services For Call Control	7254224	8/7/2007	USA	Time Warner Cable Enterprises LLC

81.	TWC-ERDOS-08-01	Issued	System And Method Of Triggering Services For Call Control	6671364	12/30/2003	USA	Time Warner Cable Enterprises LLC

82.	TWC 07-27	Issued	Interface For A Multi-Processor Gateway Apparatus And Method For Using The Same	8301716	10/30/2012	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
83.	TWC 07-24	Issued	Methods And Apparatus For Business-Based Network Resource Allocation	8813143	8/19/2014	USA	Time Warner Cable Enterprises LLC

84.	TWC 07-21C	Issued	System And Method For Remotely Accessing Cablecard Module	9178945	11/3/2015	USA	Time Warner Cable Enterprises LLC

85.	TWC 07-21	Issued	System And Method For Remotely Accessing Cablecard	8316150	11/20/2012	USA	Time Warner Cable Enterprises LLC

86.	TWC 07-19	Issued	Apparatus And Method For Providing Video Content And Supplemental Information To Client Over A Switched Digital Video Content-Based Network	8146129	3/27/2012	USA	Time Warner Cable Enterprises LLC

87.	TWC 07-18	Issued	System And Method For Incremental Implementation Of New Service Capabilities	8566895	10/22/2013	USA	Time Warner Cable Enterprises LLC

88.	TWC 07-17	Issued	Methods And Apparatus For Local Channel Insertion In An All-Digital Content Distribution Network	9237381	1/12/2016	USA	Time Warner Cable Enterprises LLC

89.	TWC 07-16C1	Issued	System And Method For Selecting And Delivering Ads Based On Cross-Platform Activity	8776114	7/8/2014	USA	Time Warner Cable Enterprises LLC

90.	TWC 07-16	Issued	System And Method For Selecting And Delivering Ads Based On Cross-Platform Activity	8413181	4/2/2013	USA	Time Warner Cable Enterprises LLC

91.	TWC 07-14	Issued	Methods And Apparatus For Enabling Synchronized Content Presentations Using Dynamically Updated Playlists	8719881	5/6/2014	USA	Time Warner Cable Enterprises LLC

92.	TWC 07-09	Issued	System And Method For Displaying Caller Identification Information Via An Instant Messaging Service	8270581	9/18/2012	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
93.	TWC 07-08	Issued	Methods And Apparatus For Device Capabilities Discovery And Utilization Within A Content-Based Network	8458753	6/4/2013	USA	Time Warner Cable Enterprises LLC

94.	TWC 07-07D1	Issued	Methods And Apparatus For Content Caching In A Video Network	8990869	3/24/2015	USA	Time Warner Cable Enterprises LLC

95.	TWC 07-07	Issued	Methods And Apparatus For Content Caching In A Video Network	8561116	10/15/2013	USA	Time Warner Cable Enterprises LLC

96.	TWC 07-05	Issued	Methods And Apparatus For Implementing Guides And Using Recording Information In Determine Program To Communications Channel Mappings	8910222	12/9/2014	USA	Time Warner Cable Enterprises LLC

97.	TWC 07-04D1	Issued	Personal Content Server Apparatus And Methods	8938763	1/20/2015	USA	Time Warner Cable Enterprises LLC

98.	TWC 07-04	Issued	Personal Content Server Apparatus And Methods	8181206	5/15/2012	USA	Time Warner Cable Enterprises LLC

99.	TWC 07-03C1	Issued	Methods And Apparatus For Connecting A Cable Network To Other Network And/Or Devices	9137584	9/15/2015	USA	Time Warner Cable Enterprises LLC

100.	TWC 07-03	Issued	Methods And Apparatus For Connecting A Cable Network To Other Network And/Or Devices	8553882	10/8/2013	USA	Time Warner Cable Enterprises LLC

101.	TWC-IBM-07-03	Issued	Method And Apparatus For Deleting A Portion Of A Video Or Audio File From Data Storage Prior To Completion Of Broadcast Or Presentation	6016507	1/18/2000	USA	Time Warner Cable Enterprises LLC

102.	TWC 07-02 (2)	Issued	Methods And Apparatus For Using Tuners Efficiently For Delivering One Or More Programs	8649385	2/11/2014	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
103.	TWC-IBM-07-02	Issued	Method For Relating Indexing Information Associated With At Least Two Indexing Schemes To Facilitate The Play-Back Of User-Specified Digital Video And A Video Client Incorporating The Same	5953073	9/14/1999	USA	Time Warner Cable Enterprises LLC

104.	TWC 07-01C1	Issued	Methods And Apparatus For Upgrading Set Top Box Devices Without The Loss Of Stored Content	9326028	4/26/2016	USA	Time Warner Cable Enterprises LLC

105.	TWC 07-01	Issued	Methods And Apparatus For Upgrading Set Top Box Devices Without The Loss Of Stored Content	8745685	6/3/2014	USA	Time Warner Cable Enterprises LLC

106.	TWC 06-30	Issued	Methods And Apparatus For Predictive Delivery Of Content Over A Network	9060208	6/16/2015	USA	Time Warner Cable Enterprises LLC

107.	TWC 06-29	Issued	Prevention Of Trick Modes During Digital Video Recorder (DVR) And Network Digital Video Recorder (NDVR)	8180200	5/15/2012	USA	Time Warner Cable Enterprises LLC

108.	TWC 06-28	Issued	Transport Stream Encapsulated Trick Modes	7941823	5/10/2011	USA	Time Warner Cable Enterprises LLC

109.	TWC 06-25C3	Issued	Premises Gateway Apparatus And Methods For Use In A Content-Based Network	9282365	3/8/2016	USA	Time Warner Cable Enterprises LLC

110.	TWC 06-25C2	Issued	Premises Gateway Apparatus And Methods For Use In A Content-Based Network	8949919	2/3/2015	USA	Time Warner Cable Enterprises LLC

111.	TWC 06-25C1	Issued	Premises Gateway Apparatus And Methods For Use In A Content-Based Network	8438607	5/7/2013	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
112.	TWC 06-25	Issued	Premises Gateway Apparatus And Methods For Use In A Content-Based Network.	7954131	5/31/2011	USA	Time Warner Cable Enterprises LLC

113.	TWC 06-23C	Issued	System And Method For Communication Over An Adaptive Service Bus	8139569	3/20/2012	USA	Time Warner Cable Enterprises LLC

114.	TWC 06-23	Issued	System And Method For Communication Over An Adaptive Service Bus	7626982	12/1/2009	USA	Time Warner Cable Enterprises LLC

115.	TWC 06-22	Issued	An Adapter For Obtaining Access To A Network Side Of A Security Alarm System From A Subscriber Side Of A Network Interface Device	7835507	11/16/10	USA	Time Warner Cable Enterprises LLC

116.	TWC 06-20	Issued	Apparatus And Methods For Provisioning In A Download-Enabled System	8621540	12/31/2013	USA	Time Warner Cable Enterprises LLC

117.	TWC 06-19 C1	Issued	Broadband Optical Network Apparatus And Method	8861958	10/14/2014	USA	Time Warner Cable Enterprises LLC

118.	TWC 06-19 C1D1	Issued	Broadband Optical Network Apparatus And Method	8842989	9/23/2014	USA	Time Warner Cable Enterprises LLC

119.	TWC 06-19C1D2	Issued	Broadband Optical Network Apparatus And Method	8712241	4/29/2014	USA	Time Warner Cable Enterprises LLC

120.	TWC 06-19	Issued	Broadband Optical Network Apparatus And Method	7181142	2/20/2007	USA	Time Warner Cable Enterprises LLC

121.	TWC 06-16 C2	Issued	Methods And Apparatus For Providing Virtual Content Over A Network	9021535	4/28/2015	USA	Time Warner Cable Enterprises LLC

122.	TWC 06-16 C1	Issued	Methods And Apparatus For Providing Virtual Content Over A Network	8122479	2/21/2012	USA	Time Warner Cable Enterprises LLC

123.	TWC 06-16	Issued	Methods And Apparatus For Providing Virtual Content Over A Network	8024762	9/20/2011	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
124.	TWC 06-15	Issued	Methods And Apparatus For Supporting Content Distribution	8438603	5/7/2013	USA	Time Warner Cable Enterprises LLC

125.	TWC 06-14	Issued	Methods Apparatus And User Interface For Providing Content On Demand	8938765	1/20/2015	USA	Time Warner Cable Enterprises LLC

126.	TWC 06-13	Issued	Methods And Apparatus For Centralized Content And Data Delivery	8347341	1/1/2013	USA	Time Warner Cable Enterprises LLC

127.	TWC 13-06	Issued	Apparatus And Method For Reducing Power Consumption In Customer Premises Equipment	9247500	1/26/16	USA	Time Warner Cable Enterprises LLC

128.	TWC 06-12	Issued	Methods And Apparatus For Premises Content Distribution	8732854	5/20/2014	USA	Time Warner Cable Enterprises LLC

129.	TWC 06-09	Issued	Parental Control For Fixed Mobile Convergance	7970388	6/28/2011	USA	Time Warner Cable Enterprises LLC

130.	TWC 06-08D1	Issued	Downloadable Security And Protection Methods And Apparatus	9313458	4/12/2016	USA	Time Warner Cable Enterprises LLC

131.	TWC 06-08	Issued	Downloadable Security And Protection Methods And Apparatus	8520850	8/27/2013	USA	Time Warner Cable Enterprises LLC

132.	TWC 06-07 C2D1	Issued	Personal Content Server Apparatus And Methods	9325710	4/26/2016	USA	Time Warner Cable Enterprises LLC

133.	TWC 06-07 C2	Issued	Personal Content Server Apparatus And Methods	8438243	5/7/2013	USA	Time Warner Cable Enterprises LLC

134.	TWC 06-07C3	Issued	Personal Content Server Apparatus And Methods	8341246	12/25/2012	USA	Time Warner Cable Enterprises LLC

135.	TWC 06-07	Issued	Personal Content Server Apparatus And Methods	8280982	10/2/2012	USA	Time Warner Cable Enterprises LLC

136.	TWC 06-07 C1	Issued	Personal Content Server Apparatus And Methods	8078696	12/13/2011	USA	Time Warner Cable Enterprises LLC

137.	TWC 06-06	Issued	Methods And Apparatus For Analyzing Software Interface Usage	8370818	2/5/2013	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
138.	TWC 06-04 C1	Issued	A System & Method For Establishing And Enforcing Service Rules In A Service Provider Network	8271034	9/18/2012	USA	Time Warner Cable Enterprises LLC

139.	TWC 06-04	Issued	A System & Method For Establishing And Enforcing Service Rules In A Service Provider Network	7965703	6/21/2011	USA	Time Warner Cable Enterprises LLC

140.	TWC 06-03C1	Issued	System And Method For Targeted Advertisement Delivery	8959563	2/17/2015	USA	Time Warner Cable Enterprises LLC

141.	TWC 06-03	Issued	System And Method For Targeted Advertisement Delivery	8549558	10/1/2013	USA	Time Warner Cable Enterprises LLC.[36]

142.	TWC 06-03A	Issued	Methods And Apparatus For Revenue-Optimized Delivery Of Content In A Network	8099757	1/17/2012	USA	Time Warner Cable Enterprises LLC

143.	TWC 05-31C1	Issued	Methods And Apparatus For Providing Video On Demand And Network PVR Functions Using IP Streaming	8713620	4/29/2014	USA	Time Warner Cable Enterprises LLC

144.	TWC 05-31	Issued	Methods And Apparatus For Providing Video On Demand And Network PVR Functions Using IP Streaming	8181209	5/15/2012	USA	Time Warner Cable Enterprises LLC

145.	TWC 05-30C2	Issued	Emergency Alert Data Delivery Apparatus And Methods	8461984	6/11/2013	USA	Time Warner Cable Enterprises LLC

146.	TWC 05-30 C1	Issued	Emergency Alert Data Delivery Apparatus And Methods	8026806	9/27/2011	USA	Time Warner Cable Enterprises LLC

147.	TWC 05-30	Issued	Emergency Alert Data Delivery Apparatus And Methods	7592912	9/22/2009	USA	Time Warner Cable Enterprises LLC

[36]	Title update from Time Warner Cable Inc. to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
148.	TWC 05-29	Issued	Caption Data Delivery Apparatus And Methods	8566887	10/22/2013	USA	Time Warner Cable Enterprises LLC

149.	TWC 05-28 C	Issued	System And Method For Determining Whether Docsis-Enabled Devices In HFC Cable Network Are Co-Located	7839794	11/23/2010	USA	Time Warner Cable Enterprises LLC

150.	TWC 05-28	Issued	System And Method For Determining Whether Docsis-Enabled Devices In HFC Cable Network Are Co-Located	7539145	5/26/2009	USA	Time Warner Cable Enterprises LLC

151.	TWC 05-27	Issued	Method And Apparatus For Context-Specific Content Delivery	9286388	3/15/2016	USA	Time Warner Cable Enterprises LLC

152.	TWC 05-25	Issued	Vod Transaction Error Correlator	7509669	3/24/2009	USA	Time Warner Cable Enterprises LLC

153.	TWC 05-25 CIP	Issued	Vod Transaction Error Correlator	7506354	3/17/2009	USA	Time Warner Cable Enterprises LLC

154.	TWC 05-24 C	Issued	System And Method For Assigning And Verifying CPE Service Calls In A Cable Network	8161517	4/17/2012	USA	Time Warner Cable Enterprises LLC

155.	TWC 05-24	Issued	System And Method For Assigning And Verifying CPE Service Calls In A Cable Network	7596800	9/29/2009	USA	Time Warner Cable Enterprises LLC

156.	TWC 05-23	Issued	Cable Modem Analysis System And Method Therefor For An HFC Cable Network	7599300	10/6/2009	USA	Time Warner Cable Enterprises LLC

157.	TWC 05-22 C1	Issued	Remote Dvr Manager	8621523	12/31/2013	USA	Time Warner Cable Enterprises LLC

158.	TWC 05-22	Issued	Remote Dvr Manager	7716705	5/11/2010	USA	Time Warner Cable Enterprises LLC

159.	TWC 05-21	Issued	System And Method For Evaluating The Operational Status Of A STB In A Cable Network	7810127	10/5/2010	USA	Time Warner Cable Enterprises LLC

160.	TWC 05-20	Issued	Power Supply Winch System	7226040	6/5/2007	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
161.	TWC 05-19 C1	Issued	Apparatus And Methods For Utilizing Variable Rate Program Streams In A Network	8559465	10/15/2013	USA	Time Warner Cable Enterprises LLC

162.	TWC 05-19	Issued	Apparatus And Methods For Utilizing Variable Rate Program Streams In A Network	7889765	2/15/11	USA	Time Warner Cable Enterprises LLC

163.	TWC 05-18	Issued	Self-Monitoring And Optimizing Network Apparatus And Methods	8582584	11/12/2013	USA	Time Warner Cable Enterprises LLC

164.	TWC 05-17C2	Issued	Method And System For Providing Previously Recorded Broadcast Programming With Substitute Commercials	8631431	1/14/2014	USA	Time Warner Cable Enterprises LLC+

165.	TWC 05-17	Issued	System And Method For Providing Broadcast Programming A Virtual VCR And A Video Scrapbook To Programming Subscribers	8584182	11/12/2013	USA	Time Warner Cable Enterprises LLC

166.	TWC 05-15	Issued	System And Method For Locating Faults In A Hybrid Fiber Coax (HFC) Cable Network	7706252	4/27/10	USA	Time Warner Cable Enterprises LLC

167.	TWC 05-12	Issued	Technique For Selecting Multiple Entertainment Programs To Be Provided Over A Communication Network	8234679	7/31/2012	USA	Time Warner Cable Enterprises LLC

168.	TWC 05-10 CIP	Issued	System And Method For Managing Service Facilities In A Service Enterprise	8200519	6/12/2012	USA	Time Warner Cable Enterprises LLC

169.	TWC 05-06	Issued	System And Method For Identifying And Isolating Faults In A Video On Demand Provisioning System	7383473	6/3/2008	USA	Time Warner Cable Enterprises LLC

170.	TWC 05-04 C1	Issued	Early Warning Fault Identification And Isolation System For A Two-Way Cable Network	7930725	4/19/2011	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
171.	TWC 05-04	Issued	Early Warning Fault Identification And Isolation System For A Two-Way Cable Network	7594252	9/22/2009	USA	Time Warner Cable Enterprises LLC

172.	TWC 05-02 C	Issued	Method And Apparatus For Controlling Display In A Networked Device	7877155	1/25/2011	USA	Time Warner Cable Enterprises LLC

173.	TWC 05-02	Issued	Method And Apparatus For Controlling Display In A Networked Device	7623933	11/24/2009	USA	Time Warner Cable Enterprises LLC

174.	TWC 05-01D1	Issued	Method And Apparatus For Network Content Download And Recording	8752099	6/10/2014	USA	Time Warner Cable Enterprises LLC

175.	TWC 05-01	Issued	Method And Apparatus For Network Content Download And Recording	8028322	9/27/2011	USA	Time Warner Cable Enterprises LLC

176.	TWC 04-30C	Issued	Technique For Identifying Favorite Program Channels For Receiving Entertainment Programming Content Over A Communications Network	7987477	7/26/2011	USA	Time Warner Cable Enterprises LLC

177.	TWC 04-30	Issued	Technique For Identifying Favorite Program Channels For Receiving Entertainment Programming Content Over A Communications Network	7509663	3/24/2009	USA	Time Warner Cable Enterprises LLC

178.	TWC 04-29C1	Issued	Methods And Apparatus For Variable Delay Compensation In Networks	8661481	2/25/2014	USA	Time Warner Cable Enterprises LLC

179.	TWC 04-29	Issued	Methods And Apparatus For Variable Delay Compensation In Networks	7954128	5/31/2011	USA	Time Warner Cable Enterprises LLC

180.	TWC 04-28 C	Issued	Methods And Apparatus For Encoding And Decoding Images	7864190	1/4/2011	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
181.	TWC 04-28	Issued	Methods And Apparatus For Encoding And Decoding Images	7450134	11/11/2008	USA	Time Warner Cable Enterprises LLC

182.	TWC 04-27C2	Issued	Method And Apparatus For Network Bandwidth Conservation	9300999	3/29/2016	USA	Time Warner Cable Enterprises LLC

183.	TWC 04-27C1	Issued	Method And Apparatus For Network Bandwidth Conservation	8094656	1/10/2012	USA	Time Warner Cable Enterprises LLC

184.	TWC 04-27	Issued	Method And Apparatus For Network Bandwidth Conservation	7567565	7/28/2009	USA	Time Warner Cable Enterprises LLC

185.	TWC 04-26 C2	Issued	Apparatus And Methods For Multi-Stage Multiplexing In A Network	8699530	4/15/2014	USA	Time Warner Cable Enterprises LLC

186.	TWC 04-26 C1	Issued	Apparatus And Methods For Multi-Stage Multiplexing In A Network	8265104	9/11/2012	USA	Time Warner Cable Enterprises LLC

187.	TWC 04-26	Issued	Apparatus And Methods For Multi-Stage Multiplexing In A Network	7602820	10/13/2009	USA	Time Warner Cable Enterprises LLC

188.	TWC 04-25C	Issued	System And Method For Providing Caller ID Service In A Multi-Region Cable Network	7912194	3/22/2011	USA	Time Warner Cable Enterprises LLC

189.	TWC 04-25	Issued	System And Method For Providing Caller ID Service In A Multi-Region Cable Network	7532712	5/12/2009	USA	Time Warner Cable Enterprises LLC

190.	TWC 04-24 C	Issued	System And Method For Controlling A Digital Video Recorder In Response To A Telephone State Transition	8204354	6/19/2012	USA	Time Warner Cable Enterprises LLC

191.	TWC 04-24	Issued	System And Method For Controlling A Digital Video Recorder On A Cable Network	7486869	2/3/2009	USA	Time Warner Cable Enterprises LLC

192.	TWC 04-23D1	Issued	Method And Apparatus For High Bandwidth Data Transmission In Content-Based Networks	9003458	4/7/2015	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
193.	TWC 04-23	Issued	Method And Apparatus For High Bandwidth Data Transmission In Content-Based Networks	8522293	8/27/2013	USA	Time Warner Cable Enterprises LLC

194.	TWC 04-22 CIP1	Issued	Fault Isolation System And Method	7830807	11/9/2010	USA	Time Warner Cable Enterprises LLC

195.	TWC 04-22 C	Issued	Fault Isolation System And Method	7573828	8/11/2009	USA	Time Warner Cable Enterprises LLC[37]

196.	TWC 04-22	Issued	Fault Isolation System And Method	7366102	4/29/2008	USA	Time Warner Cable Enterprises LLC

197.	TWC 04-21	Issued	Technique For Delivering Through A Communications Network Content Of Entertainment Programs And Video Recordings Provided By Users	8479239	7/2/2013	USA	Time Warner Cable Enterprises LLC

198.	TWC 04-20C	Issued	System And Method For Facilitating Communication Between A CMTS And An Application Server In A Cable Network	8160068	4/17/2012	USA	Time Warner Cable Enterprises LLC

199.	TWC 04-20	Issued	A System And Method For Facilitating Communication Between A CMTS And An Application Server In A Cable Network	7539193	5/26/2009	USA	Time Warner Cable Enterprises LLC

200.	TWC 04-18 CON	Issued	System And Method For Providing Premium Transport In A Docsis-Compliant Cable Network	8094658	1/10/2012	USA	Time Warner Cable Enterprises LLC

201.	TWC 04-18	Issued	A System And Method For Providing Premium Transport In A DOCSIS-Compliant Cable Network	7388870	6/17/2008	USA	Time Warner Cable Enterprises LLC

[37]	Title update from Time Warner Cable Inc. to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
202.	TWC 04-16	Issued	Controlled Isolation Splitter Apparatus And Method	8763063	6/24/2014	USA	Time Warner Cable Enterprises LLC

203.	TWC 04-13 DIV1	Issued	System And Method For Affecting The Behavior Of A Network Device In Cable Network	8239506	8/7/2012	USA	Time Warner Cable Enterprises LLC

204.	TWC 04-13	Issued	System And Method For Affecting The Behavior Of A Network Device In Cable Network	7571460	8/4/2009	USA	Time Warner Cable Enterprises LLC

205.	TWC 04-10	Issued	Method And Apparatus For Network Association Of Content	9094713	7/28/2015	USA	Time Warner Cable Enterprises LLC

206.	TWC 04-09	Issued	Apparatus And Methods For Network Interface And Spectrum Management	8095098	1/10/2012	USA	Time Warner Cable Enterprises LLC

207.	TWC 04-07	Issued	Apparatus And Methods For Implementation Of Network Software Interfaces	8201191	6/12/2012	USA	Time Warner Cable Enterprises LLC

208.	TWC 04-05	Issued	Establishing A Return Path In A Forward Path Cable Television Testing Environment	7707615	4/27/2010	USA	Time Warner Cable Enterprises LLC

209.	TWC 04-04	Issued	Method And Apparatus For Network Bandwidth Allocation	8843978	9/23/2014	USA	Time Warner Cable Enterprises LLC

210.	TWC 04-01C1	Issued	Technique For Providing On A Program Channel Composite Programming Content Attributed To Different Sources	9288520	3/15/2016	USA	Time Warner Cable Enterprises LLC

211.	TWC 04-01	Issued	Technique For Providing On A Program Channel Composite Programming Content Attributed To Different Sources	8730985	5/20/2014	USA	Time Warner Cable Enterprises LLC

212.	TWC 03-23	Issued	Media Extension Apparatus And Methods For Use In An Information Network	8078669	12/13/2011	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
213.	TWC 03-21 D1	Issued	System And Method For Detecting And Reporting Cable Network Devices With Duplicate Media Access Control Addresses	7895665	2/22/2011	USA	Time Warner Cable Enterprises LLC

214.	TWC 03-21D2	Issued	System And Method For Detecting And Reporting Cable Network Devices With Duplicate Media Access Control Addresses	7713309	5/11/2010	USA	Time Warner Cable Enterprises LLC

215.	TWC 03-21	Issued	System And Method For Detecting And Reporting Cable Network Devices With Duplicate Media Access Control Addresses	7512969	3/31/2009	USA	Time Warner Cable Enterprises LLC

216.	TWC 03-20	Issued	Methods And Apparatus For Display Element Management In An Information Network	9213538	12/15/2015	USA	Time Warner Cable Enterprises LLC

217.	TWC 03-19 D2C3	Issued	Methods And Apparatus For Event Logging In An Information Network	8799723	8/5/2014	USA	Time Warner Cable Enterprises LLC

218.	TWC 03-19 D2C2	Issued	Methods And Apparatus For Event Logging In An Information Network	8321723	11/27/2012	USA	Time Warner Cable Enterprises LLC

219.	TWC 03-19 D2C1	Issued	Methods And Apparatus For Event Logging In An Information Network	8046636	10/25/2011	USA	Time Warner Cable Enterprises LLC

220.	TWC 03-19 DIV1	Issued	Methods And Apparatus For Event Logging In An Information Network	8024607	9/20/2011	USA	Time Warner Cable Enterprises LLC

221.	TWC 03-19 DIV2	Issued	Methods And Apparatus For Event Logging In An Information Network	7698606	4/13/2010	USA	Time Warner Cable Enterprises LLC

222.	TWC 03-19	Issued	Methods And Apparatus For Event Logging In An Information Network	7266726	9/4/2007	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
223.	TWC 03-18	Issued	Method And Apparatus For Hardware Registration In A Network Device	8302111	10/30/2012	USA	Time Warner Cable Enterprises LLC

224.	TWC 03-17D1	Issued	Technique For Securely Communicating And Storing Programming Material In A Trusted Domain	9083513	7/14/2015	USA	Time Warner Cable Enterprises LLC

225.	IPV 03-17	Issued	Playlist Menu Navigation	8434118	4/30/2013	USA	Time Warner Cable Enterprises LLC[38]

226.	TWC 03-17	Issued	Technique For Securely Communicating And Storing Programming Material In A Trusted Domain	8266429	9/11/2012	USA	Time Warner Cable Enterprises LLC

227.	IPV 03-16C1	Issued	Technique For Effectively Providing Various Entertainment Services Through A Communications Network	8752104	6/10/2014	USA	Time Warner Cable Enterprises LLC

228.	TWC 03-16	Issued	Technique For Delivering Via A Communications Network Data For Image Display With A Desire Aspect Ratio	7716702	5/11/2010	USA	Time Warner Cable Enterprises LLC

229.	IPV 03-16	Issued	Technique For Effectively Providing Various Entertainment Services Through A Communications Network	7610606	10/27/2009	USA	Time Warner Cable Enterprises LLC

230.	TWC 03-15C	Issued	Technique For Effectively Utilizing Limited Bandwidth Of A Communications Network To Deliver Programming Content	8799972	8/5/2014	USA	Time Warner Cable Enterprises LLC

[38]	Title update from AOL Time Warner Interactive Video Group, Inc. to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
231.	IPV 03-15	Issued	Technique For Effectively Utilizing Limited Bandwith Of A Communications Network To Deliver Programming Content	7774818	8/10/2010	USA	Time Warner Cable Enterprises LLC

232.	IPV 03-14	Issued	Technique For Delivering Network Personal Video Recorder Service And Broadcast Programming Service Over A Communications Network	7810121	10/5/2010	USA	Time Warner Cable Enterprises LLC

233.	IPV 03-13	Issued	Technique For Communicating Relatively High And Low Priority Data Between A Terminal And A Remote Location	7676826	3/9/2010	USA	Time Warner Cable Enterprises LLC[39]

234.	IPV 03-12 CON	Issued	System And Method For Managing Program Assets	9167210	10/20/2015	USA	Time Warner Cable Enterprises LLC

235.	TWC 03-12D1	Issued	Technique For Providing Security Measures For Communications Device Connectable To A Communications Network	8931022	1/6/2015	USA	Time Warner Cable Enterprises LLC

236.	IPV 03-12	Issued	System And Method For Managing Program Assets	7861274	12/28/2010	USA	Time Warner Cable Enterprises LLC

237.	TWC 03-12	Issued	Technique For Providing Security Measures For Communications Device Connectable To A Communications Network	7694323	4/6/2010	USA	Time Warner Cable Enterprises LLC

238.	IPV 03-11D1	Issued	Use Of Messages In Program Signal Streams By Set-Top Terminals	9307285	4/5/2016	USA	Time Warner Cable Enterprises LLC

239.	IPV 03-11C1	Issued	Use Of Messages In Program Signal Streams By Set-Top Terminals	9264761	2/16/2016	USA	Time Warner Cable Enterprises LLC

[39]	Title update from AOL Time Warner Interactive Video Group, Inc to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
240.	IPV 03-11	Issued	Use Of Messages In Program Signal Streams By Set-Top Terminals	8443383	5/14/2013	USA	Time Warner Cable Enterprises LLC

241.	TWC 03-11 CIP	Issued	Online Installation Scheduling System And Method For Cable Services	8219436	7/10/2012	USA	Time Warner Cable Enterprises LLC

242.	TWC 03-11	Issued	Online Installation Scheduling System And Method For Cable Services	7620562	11/17/2009	USA	Time Warner Cable Enterprises LLC

243.	IPV 03-10	Issued	Technique For Effectively Delivering Targeted Advertisements Through A Communications Network Having Limited Bandwidth	9247288	1/26/2016	USA	Time Warner Cable Enterprises LLC

244.	TWC 03-10	Issued	System And Method For Provisioning Digital Phone Service	7664245	2/16/2010	USA	Time Warner Cable Enterprises LLC

245.	TWC 03-09 C2	Issued	Technique Or Providing A Virtual Digital Video Recorder Service Through A Communications Network	9143829	9/22/2015	USA	Time Warner Cable Enterprises LLC

246.	TWC 03-09 C1	Issued	Technique For Providing A Virtual Digital Video Recorder Service Through A Communications Network	8331768	12/11/2012	USA	Time Warner Cable Enterprises LLC

247.	TWC 03-09	Issued	Technique For Providing A Virtual Digital Video Recorder Service Through A Communications Network	7457520	11/25/2008	USA	Time Warner Cable Enterprises LLC

248.	IPV 03-08C	Issued	Technique For Updating A Resident Application And Associated Parameters In A User Terminal Through A Communications Network	8930934	1/6/2015	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
249.	IPV 03-07 Con	Issued	Technique For Effectively Accessing Programming Listing Information In An Entertainment Delivery System	9071795	6/30/2015	USA	Time Warner Cable Enterprises LLC

250.	TWC 03-07	Issued	System And Method For Managing Provisioning Parameters In A Cable Network	7376718	5/20/2008	USA	Time Warner Cable Enterprises LLC

251.	IPV 03-07	Issued	Technique For Effectively Accessing Programming Listing Information In An Entertainment Delivery System	7174126	2/6/2007	USA	Time Warner Cable Enterprises LLC

252.	TWC 03-06 C	Issued	Technique For Communicating Information Over A Broadband Communications Network	8175082	5/8/2012	USA	Time Warner Cable Enterprises LLC

253.	TWC 03-06	Issued	Technique For Communicating Information Over A Broadband Communications Network	7447780	11/4/2008	USA	Time Warner Cable Enterprises LLC

254.	IPV 03-05C1	Issued	Methods And Systems For Determining Audio Loudness Levels In Programming	8379880	2/19/2013	USA	Time Warner Cable Enterprises LLC

255.	IPV 03-05	Issued	Methods And Systems For Determining Audio Loudness Levels In Programming	7398207	7/8/2008	USA	Time Warner Cable Enterprises LLC.[40]

256.	TWC 03-05	Issued	Thwarting Denial Of Service Attacks Originating In A Docsis-Compliant Cable Network	7372809	5/13/2008	USA	Time Warner Cable Enterprises LLC

257.	IPV 03-03	Issued	Programming Content Processing And Management System And Method	8392952	3/5/2013	USA	Time Warner Cable Enterprises LLC

[40]	Title update from AOL Time Warner Interactive Video Group, Inc to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
258.	TWC 03-03	Issued	Method To Block Unauthorized Network Traffic In A Cable Data Network	7792963	9/7/2010	USA	Time Warner Cable Enterprises LLC

259.	IPV 03-01 C1	Issued	System And Method For Targeted Distribution Of Advertising Without Disclosure Of Personally Identifiable Information	8571931	10/29/2013	USA	Time Warner Cable Enterprises LLC+

260.	IPV 03-01 CIP	Issued	System And Method For Advertisement Delivery Within A Video Time Shifting Architecture	8229789	7/24/2012	USA	Time Warner Cable Enterprises LLC+

261.	TWC 03-01	Issued	Method To Block Unauthorized Access To TFTP Server Configuration Files	7293282	11/6/2007	USA	Time Warner Cable Enterprises LLC

262.	TWC 02-14 C1	Issued	Data Transfer Application Monitor And Controller	8560657	10/15/2013	USA	Time Warner Cable Enterprises LLC

263.	TWC 02-14	Issued	Data Transfer Application Monitor And Controller	7539748	5/26/2009	USA	Time Warner Cable Enterprises LLC

264.	IPV 02-13	Issued	Technique For Collecting Data Relating To Activity Of A User Receiving Entertainment Programs Through A Communications Network	8266659	9/11/2012	USA	Time Warner Cable Enterprises LLC

265.	IPV 02-12 C1	Issued	Use Of Multiple Embedded Messages In Program Signal Steams	8281335	10/2/2012	USA	Time Warner Cable Enterprises LLC

266.	IPV 02-12	Issued	Use Of Multiple Embedded Messages In Program Signal Steams	7614066	11/3/2009	USA	Time Warner Cable Enterprises LLC

267.	TWC 02-12	Issued	System And Method For Provisioning A Provisionable Network Device With A Dynamically Generated Boot File Using A Server	7293078	11/6/2007	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
268.	TWC 02-11	Issued	System And Method For Managing E-Mail Message Traffic	7346700	3/18/2008	USA	Time Warner Cable Enterprises LLC

269.	IPV 02-10C1	Issued	Program Storage Retrieval And Management Based On Segmentation Messages	9003463	4/7/2015	USA	Time Warner Cable Enterprises LLC

270.	TWC 02-10	Issued	Technique For Providing Programming Content Through A Communications Network Having Limited Bandwidth	8910221	12/9/2014	USA	Time Warner Cable Enterprises LLC

271.	IPV 02-10	Issued	Program Storage Retrieval And Management Based On Segmentation Messages	8312504	11/13/2012	USA	Time Warner Cable Enterprises LLC

272.	IPV 02-09	Issued	Program Guide And Reservation System For Network Based Digital Information And Entertainment Storage And Delivery System	7073189	7/4/2006	USA	Time Warner Cable Enterprises LLC

273.	TWC 02-08 C	Issued	Addressable Fiber Node	8130651	3/6/2012	USA	Time Warner Cable Enterprises LLC

274.	IPV 02-08	Issued	Network Based Digital Information And Entertainment Storage And Delivery System	7908626	3/15/2011	USA	Time Warner Cable Enterprises LLC

275.	TWC 02-07CIP	Issued	System And Method For Detecting And Reporting Cable Modems With Duplicate Media Access Control Addresses	8260941	9/4/2012	USA	Time Warner Cable Enterprises LLC

276.	IPV 02-07	Issued	System And Method For Advertisement Delivery Within A Video Time Shifting Architecture	8214256	7/3/2012	USA	Time Warner Cable Enterprises LLC

277.	TWC 02-07	Issued	System And Method For Detecting And Reporting Cable Modems With Duplicate Media Access Control Addresses	7272846	9/18/2007	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
278.	IPV 02-06 C	Issued	Technique For Synchronizing Deliveries Of Information And Entertainment In A Communications Network	7614070	11/3/2009	USA	Time Warner Cable Enterprises LLC[41]

279.	IPV 02-06	Issued	Technique For Synchronizing Deliveries Of Information And Entertainment In A Communications Network	7114173	9/26/2006	USA	Time Warner Cable Enterprises LLC

280.	IPV 02-05 C1	Issued	Technique For Providing Program Guide Data Through A Communications Network Delivering Programming Content	8661469	2/25/2014	USA	Time Warner Cable Enterprises LLC

281.	IPV 02-05	Issued	Technique For Providing Program Guide Data Through A Communications Network Delivering Programming Content	7757251	7/13/2010	USA	Time Warner Cable Enterprises LLC

282.	TWC 02-04 C1	Issued	Gaming Server Providing On Demand Quality Of Service	8475280	7/2/2013	USA	Time Warner Cable Enterprises LLC

283.	TWC 02-04	Issued	Gaming Server Providing On Demand Quality Of Service	7918734	4/5/2011	USA	Time Warner Cable Enterprises LLC

284.	IPV 02-04	Issued	Technique For Resegmenting Assets Containing Programming Content Delivered Through A Communications Network	7904936	3/8/2011	USA	Time Warner Cable Enterprises LLC

285.	TWC 02-03 CIPC1	Issued	System And Method For Synchronizing The Configuration Of Distributed Network Management Application	7949744	5/24/2011	USA	Time Warner Cable Enterprises LLC

[41]	Title update from AOL Time Warner Interactive Video Group, Inc to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
286.	TWC 02-03 CIP	Issued	System And Method For Synchronizing The Configuration Of Distributed Network Management Apllication	7523184	4/21/2009	USA	Time Warner Cable Enterprises LLC

287.	IPV 02-02 C	Issued	Technique For Delivering Entertainment Programming Content Including Interactive Features In A Communications Network	7890988	2/15/2011	USA	Time Warner Cable Enterprises LLC

288.	TWC 02-02	Issued	Technique For Recording Entertainment Programming Content With Limited Memory Capacity	7805613	9/28/2010	USA	Time Warner Cable Enterprises LLC

289.	IPV 02-02	Issued	Technique For Delivering Entertainment Programming Content Including Interactive Features In A Communication Network	7111314	9/19/2006	USA	Time Warner Cable Enterprises LLC

290.	IPV 02-01 C	Issued	Technique For Delivering Entertainment Programming Content Including Commercial Content Therein Over A Communications Network	8151294	4/3/2012	USA	Time Warner Cable Enterprises LLC

291.	IPV 02-01	Issued	Technique For Delivering Entertainment Programming Content Including Commercial Content Therein Over A Communications Network	7716700	5/11/2010	USA	Time Warner Cable Enterprises LLC

292.	TWC 02-01	Issued	Method & Apparatus For Voice-Over IP Services Triggered By Off-Hook Event	7343005	3/11/2008	USA	Time Warner Cable Enterprises LLC

293.	TWC 13-01	Issued	Wireless Signal Interference Mitigation In A Network	9236906	1/12/2016	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
294.	TWC 01-03 Con	Issued	System And Method For Effectively Presenting Multimedia Information Materials	8856826	10/7/2014	USA	Time Warner Cable Enterprises LLC

295.	TWC 01-03	Issued	System And Method For Effectively Presenting Multimedia Information Materials	7610358	10/27/2009	USA	Time Warner Cable Enterprises LLC

296.	TWC 01-02	Issued	Technique For Reverse Transport Of Data In A Hybrid Fiber Coax Cable System (Demod And Baseband Optical Reverse)	7231655	6/12/2007	USA	Time Warner Cable Enterprises LLC

297.	TWC 01-01	Issued	Technique For Effectively Providing Program Material In A Cable Television System	8713623	4/29/2014	USA	Time Warner Cable Enterprises LLC

298.	TWC 00-03	Issued	Method And Apparatus To Provide Verification Of Data Using A Fingerprint	8176508	5/8/2012	USA	Time Warner Cable Enterprises LLC

299.	TWC 00-02 C1	Issued	Hybrid Central/Distributed VOD System With Tiered Content Structure	7926079	4/12/2011	USA	Time Warner Cable Enterprises LLC

300.	TWC 00-02	Issued	Vod Network Architecture	7690020	3/30/2010	USA	Time Warner Cable Enterprises LLC

301.	TWC 97-01	Issued	Media Server Interconnect Architecture	6378130	4/23/2002	USA	Time Warner Cable Enterprises LLC

302.	TWC 96-10	Issued	Automatic Execution For Application On Interactive Television	5818440	10/6/1998	USA	Time Warner Cable Enterprises LLC

303.	TWC 96-09	Issued	Vcr Recording Timeslot Adjustment	6208799	3/27/2001	USA	Time Warner Cable Enterprises LLC

304.	TWC 96-08	Issued	Virtual Assets In An Interactive Television Cable System	5805155	9/8/1998	USA	Time Warner Cable Enterprises LLC

305.	TWC 96-07	Issued	Multidimensional Rating System For Media Content	5912696	6/15/1999	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
306.	TWC 96-06	Issued	Optimum Bandwidth Utilization In A Shared Cable System Data Channel	6124878	9/26/2000	USA	Time Warner Cable Enterprises LLC

307.	TWC 96-04	Issued	Video Inversion Detection Apparatus And Method	5930361	7/27/1999	USA	Time Warner Cable Enterprises LLC

308.	TWC 96-03	Issued	System For Managing The Addition/Deletion Of Media Assets Within A Network Based On Usage And Media Asset Metadata	5920700	7/6/1999	USA	Time Warner Cable Enterprises LLC

309.	TWC 96-02	Issued	Automatic Bypass Switch For Signal Conductor	5825850	10/20/1998	USA	Time Warner Cable Enterprises LLC

310.	TWC 95-11	Issued	Multiplex Amplifiers For 2 Way Comm In FSN	5774458	6/30/1998	USA	Time Warner Cable Enterprises LLC

311.	TWC 95-08	Issued	Multiple Run Time Execution Environment Support Ina Set-Top Processor	5797010	8/18/1998	USA	Time Warner Cable Enterprises LLC

312.	TWC 95-03	Issued	Asymetric Atm Switch	5818840	10/6/1998	USA	Time Warner Cable Enterprises LLC

313.	TWC 95-01	Issued	Integrated Broadcast Application With Broadcast Portion Having Option Display For Access To On Demand Portion	5805154	9/8/1998	USA	Time Warner Cable Enterprises LLC

314.	TWC 10-82	Issued	Apparatus And Methods For Dynamic Delivery Of Optical And Non-Optical Content In A Network	8849122	9/30/2014	USA	Time Warner Cable Enterprises LLC

315.	TWC 11-77	Issued	Apparatus And Methods For Enabling Location-Based Services Within A Premises	8862155	10/14/2014	USA	Time Warner Cable Enterprises LLC

316.	TWC 10-77	Issued	Methods And Apparatus For Dvr And Network Storage Of Locally Recorded Content	9154835	10/6/2015	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
317.	TWC 10-75	Issued	Apparatus And Methods For Reducing Switching Delays In A Content Distribution Network	9264508	2/16/2016	USA	Time Warner Cable Enterprises LLC

318.	TWC 11-74B	Issued	System And Method For Managing Battery Usage Of A Mobile Device	9009502	4/14/2015	USA	Time Warner Cable Enterprises LLC

319.	TWC 11-74C	Issued	System And Method For Managing Performance Of A Mobile Device	8997104	3/31/2015	USA	Time Warner Cable Enterprises LLC

320.	TWC 11-74A	Issued	System And Method For Capturing Network Usage Data	8818329	8/26/2014	USA	Time Warner Cable Enterprises LLC

321.	TWC 11-71	Issued	Apparatus And Methods For Enabling Media Options In A Content Delivery Network	9078040	7/7/2015	USA	Time Warner Cable Enterprises LLC

322.	TWC 11-69	Issued	Variability In Available Levels Of Quality Of Encoded Content	8806529	8/12/2014	USA	Time Warner Cable Enterprises LLC

323.	TWC 11-67	Issued	Methods And Apparatus For Delivering Application Data To Applications	9210476	12/8/2015	USA	Time Warner Cable Enterprises LLC

324.	TWC 10-67	Issued	Methods And Apparatus For Communicating Messages Between Mobile Communications Devices And Internet Enabled Devices	8634809	1/21/2014	USA	Time Warner Cable Enterprises LLC

325.	TWC 10-65	Issued	A System And Method For Assigning A Service Flow Classifier To A Device	9270472	2/23/2016	USA	Time Warner Cable Enterprises LLC

326.	TWC 11-64	Issued	Remote Media Streaming	8949923	2/3/2015	USA	Time Warner Cable Enterprises LLC

327.	TWC 11-63	Issued	Methods And Apparaturs For Monitoring And/Or Collecting Viewership Statistics	8819718	8/26/2014	USA	Time Warner Cable Enterprises LLC

328.	TWC 11-62	Issued	Adaptive Bit Rates In Multicast Communications	9292826	3/22/2016	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
329.	TWC 11-60	Issued	System And Method For Home Security Monitoring Using A Television Set-Top Box	9258593	2/9/2016	USA	Time Warner Cable Enterprises LLC

330.	TWC 11-59	Issued	Methods And Apparatus That Support Addressable Interactive Applications	8843987	9/23/2014	USA	Time Warner Cable Enterprises LLC

331.	TWC 12-57CIP	Issued	Multi-Option Sourcing Of Content And Interactive Television	9288542	3/15/2016	USA	Time Warner Cable Enterprises LLC

332.	TWC 12-57	Issued	Multi-Option Sourcing Of Content And Interactive Television	9124937	9/1/2015	USA	Time Warner Cable Enterprises LLC

333.	TWC 07-57C	Issued	System And Method For Billing System Interface Failover Resolution	8126958	2/28/2012	USA	Time Warner Cable Enterprises LLC

334.	TWC 07-57	Issued	Billing System Interface (BSF) Failover Resolution	8010594	8/30/2011	USA	Time Warner Cable Enterprises LLC

335.	TWC 09-56C1	Issued	Technique For Providing Uninterrupted Switched Digital Video Service	9131255	9/8/2015	USA	Time Warner Cable Enterprises LLC

336.	TWC 09-56	Issued	Technique For Providing Uninterrupted Switched Digital Video Service	8677431	3/18/2014	USA	Time Warner Cable Enterprises LLC

337.	TWC 09-55	Issued	Use Of Multiple Embedded Messages In Program Signal Streams	8855470	10/7/2014	USA	Time Warner Cable Enterprises LLC

338.	TWC 12-54	Issued	Network Connectivity Measurement System And Method	9282174	3/8/2016	USA	Time Warner Cable Enterprises LLC

339.	TWC 11-54	Issued	Techniques For Provisioning Local Media Players With Content	9014540	4/21/2015	USA	Time Warner Cable Enterprises LLC

340.	TWC 11-53	Issued	Apparatus And Methods For Controlling Digital Video Recorders	9253537	2/2/2016	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
341.	TWC 07-53	Issued	High Availability Architectures Using BGP And Anycast For Static Service Presentation Of A Dynamic Service	7836142	11/16/2010	USA	Time Warner Cable Enterprises LLC

342.	TWC 12-52	Issued	Apparatus And Methods Multicast Delivery Of Content In A Content Delivery Network	9066153	6/23/2015	USA	Time Warner Cable Enterprises LLC

343.	TWC 12-51	Issued	Content Selection And Playback In A Network Environment	9100709	8/4/2015	USA	Time Warner Cable Enterprises LLC

344.	TWC 09-51	Issued	Apparatus And Methods For Packetized Content Delivery Over A Bandwidth-Efficient Network	8997136	3/31/2015	USA	Time Warner Cable Enterprises LLC

345.	TWC 07-51	Issued	MTA DNS Interface	7844736	11/30/10	USA	Time Warner Cable Enterprises LLC

346.	TWC 12-50C1	Issued	Content Discovery And Playback In A Network Environment	9197924	11/24/2015	USA	Time Warner Cable Enterprises LLC

347.	TWC 12-50	Issued	Content Discovery And Playback In A Network Environment	8925017	12/30/2014	USA	Time Warner Cable Enterprises LLC

348.	TWC 11-50	Issued	Apparatus And Methods For Ensuring Delivery Of Geographically Relevant Content	8838149	9/16/2014	USA	Time Warner Cable Enterprises LLC

349.	TWC 09-50	Issued	System And Method For Managing The Delivery Of Targeted Content	8412814	4/2/2013	USA	Time Warner Cable Enterprises LLC

350.	TWC 12-49	Issued	Remote Control And Call Management Resource	9247044	1/26/2016	USA	Time Warner Cable Enterprises LLC

351.	TWC 11-49C1	Issued	Methods And Apparatus For Improving Scrolling Through Program Channel Listings	9088829	7/21/2015	USA	Time Warner Cable Enterprises LLC

352.	TWC 11-49	Issued	Methods And Apparatus For Improving Scrolling Through Program Channel Listings	8589977	11/19/2013	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
353.	TWC 12-47	Issued	System And Method For Automatic Routing Of Dynamic Host Configuration Protocol (DHCP) Traffic	9300627	3/29/2016	USA	Time Warner Cable Enterprises LLC

354.	TWC 09-46	Issued	Fiber To The Premise Service Disconnect Via Macro-Bending Loss	8488935	7/16/2013	USA	Time Warner Cable Enterprises LLC

355.	TWC 12-45	Issued	Ir To Pair For Rf4ce Remote Control	9258508	2/9/2016	USA	Time Warner Cable Enterprises LLC

356.	TWC 11-45C1	Issued	Excluding Specific Application Traffic From Customer Consumption Data	9172998	10/27/2015	USA	Time Warner Cable Enterprises LLC

357.	TWC 11-45	Issued	Excluding Specific Application Traffic From Customer Consumption Data	8793714	7/29/2014	USA	Time Warner Cable Enterprises LLC

358.	TWC 12-44	Issued	Adaptive Bit Rate Admission Control Of A Shared Resource	9203777	12/1/2015	USA	Time Warner Cable Enterprises LLC

359.	TWC 11-44	Issued	System And Method For Resolving A DNS Request Using Metadata	9231903	1/5/2016	USA	Time Warner Cable Enterprises LLC

360.	TWC 09-44	Issued	Bandwidth Conservation	9015783	4/21/2015	USA	Time Warner Cable Enterprises LLC

361.	TWC 07-44	Issued	Apparatus And Methods For Utilizing Statistical Multiplexing To Ensure Quality Of Service In A Network	8300541	10/30/2012	USA	Time Warner Cable Enterprises LLC

362.	TWC 09-43	Issued	System And Method For Using Ad Hoc Networks In Cooperation With Service Provider Networks	8599700	12/3/2013	USA	Time Warner Cable Enterprises LLC

363.	TWC 09-42	Issued	System And Method For Quarantining IP Service Devices	8683038	3/25/2014	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
364.	TWC 10-41	Issued	Gateway Apparatus And Methods For Providing Content And Data Delivery In A Fiber-Based Content Delivery Network	8863201	10/14/2014	USA	Time Warner Cable Enterprises LLC

365.	TWC 09-41	Issued	System And Method For Mitigating A Denial Of Service Attack In A Subscriber Network	8276203	9/25/2012	USA	Time Warner Cable Enterprises LLC.[42]

366.	TWC 09-40	Issued	System And Method For Presenting During A Programming Event An Invitation To Follow Content On A Social Media Site	9185454	11/10/2015	USA	Time Warner Cable Enterprises LLC

367.	TWC 07-40C	Issued	Methods And Apparatus For Centralized And Decentralized Emergency Alert Messaging	9262907	2/16/2016	USA	Time Warner Cable Enterprises LLC

368.	TWC 07-40	Issued	Centralized And Decentralized Emergency Alert Messaging	8095610	1/10/2012	USA	Time Warner Cable Enterprises LLC

369.	TWC 12-39	Issued	Generation Of Phone Number Lists And Call Filtering	9014359	4/21/2015	USA	Time Warner Cable Enterprises LLC

370.	TWC 10-39	Issued	Emergency Alert System Methods And Apparatus	8863172	10/14/2014	USA	Time Warner Cable Enterprises LLC

371.	TWC 09-39	Issued	Methods And Apparatus For Supporting Electronic Requests For Information And Promotions On Multiple Device Platforms In An Integrated Manner	8538835	9/17/2013	USA	Time Warner Cable Enterprises LLC

372.	TWC 07-39C1	Issued	Methods And Apparatus For Bandwidth Recovery In A Network	9161065	10/13/2015	USA	Time Warner Cable Enterprises LLC

373.	TWC 07-39	Issued	Methods And Apparatus For Bandwidth Recovery In A Network	8281352	10/2/2012	USA	Time Warner Cable Enterprises LLC

[42]	Title update from Time Warner Cable Inc. to be made with US PTO.

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
374.	TWC 11-38C1	Issued	Resource Installation Management In A Wireless Network	9008670	4/14/2015	USA	Time Warner Cable Enterprises LLC

375.	TWC 11-38	Issued	Resource Installation Management In A Wireless Network	8929931	1/6/2015	USA	Time Warner Cable Enterprises LLC

376.	TWC 11-37	Issued	Methods And Systems For Managing A Virtual Data Center With Embedded Roles Based Access Control	8806486	8/12/2014	USA	Time Warner Cable Enterprises LLC

377.	TWC 08-37C1	Issued	Media Bridge Apparatus And Methods	9300919	3/29/2016	USA	Time Warner Cable Enterprises LLC

378.	TWC 05-37	Issued	Methods And Apparatus For Selecting Digital Interface Technology For Programming And Data Delivery	8718100	5/6/2014	USA	Time Warner Cable Enterprises LLC

379.	TWC 11-36C1	Issued	System And Method For Cloning A Wi-Fi Access Point	9066236	6/23/2015	USA	Time Warner Cable Enterprises LLC

380.	TWC 11-36	Issued	System And Method For Cloning A Wi-Fi Access Point	8555364	10/8/2013	USA	Time Warner Cable Enterprises LLC

381.	TWC 09-36	Issued	Apparatus And Methods For Rights-Managed Content And Data Delivery	9342663	5/17/2016	USA	Time Warner Cable Enterprises LLC

382.	TWC 07-36	Issued	Method And Apparatus For User-Based Targeted Content Delivery	9071859	6/30/2015	USA	Time Warner Cable Enterprises LLC

383.	TWC 06-36	Issued	Methods And Apparatus Supporting The Recording Of Multiple Simultaneously Broadcast Programs Communicated Using The Same Communications Channel	8732734	5/20/2014	USA	Time Warner Cable Enterprises LLC

384.	TWC 05-36 C1	Issued	Methods And Apparatus For Selecting Digital Coding/Decoding Technology For Programming And Data Delivery	8804767	8/12/2014	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
385.	TWC 05-36	Issued	Methods And Apparatus For Selecting Digital Coding/Decoding Technology For Programming And Data Delivery	7916755	3/29/2011	USA	Time Warner Cable Enterprises LLC

386.	TWC 12-35	Issued	Distributed Optical Block Multiplexer Topologies	9184866	11/10/2015	USA	Time Warner Cable Enterprises LLC

387.	TWC 11-35	Issued	Apparatus And Methods For Managing Delivery Of Content In A Network With Limited Bandwidth Using Pre-Caching	8978079	3/10/2015	USA	Time Warner Cable Enterprises LLC

388.	TWC 09-35	Issued	Methods And Apparatus For Supporting Vod Requests In A System With Hierarchical Content Stores	8539535	9/17/2013	USA	Time Warner Cable Enterprises LLC

389.	TWC 08-35C1	Issued	System And Method For Managing Entitlements To Data Over A Network	9258608	2/9/2016	USA	Time Warner Cable Enterprises LLC

390.	TWC 08-35	Issued	System And Method For Managing Entitlements To Data Over A Network	8341242	12/25/2012	USA	Time Warner Cable Enterprises LLC

391.	TWC 05-35C1	Issued	Methods And Apparatus For Selecting Digital Access Technology For Programming And Data Delivery	9049346	6/2/2015	USA	Time Warner Cable Enterprises LLC

392.	TWC 05-35	Issued	Methods And Apparatus For Selecting Digital Access Technology For Programming And Data Delivery	8170065	5/1/2012	USA	Time Warner Cable Enterprises LLC

393.	TWC 09-34	Issued	Digital Domain Content Processing And Distribution Apparatus And Methods	9185341	11/1/2015	USA	Time Warner Cable Enterprises LLC

394.	TWC 06-34D1 C1	Issued	Methods And Apparatus For Format Selection For Network Optimization	8166509	4/24/2012	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
395.	TWC 06-34 D1	Issued	Methods And Apparatus For Format Selection For Network Optimization	7802286	9/21/2010	USA	Time Warner Cable Enterprises LLC

396.	TWC 06-34	Issued	Methods And Apparatus For Format Selection For Network Optimization	7770200	8/3/2010	USA	Time Warner Cable Enterprises LLC

397.	TWC 09-33	Issued	Zone Control Methods And Apparatus	8701138	4/15/2014	USA	Time Warner Cable Enterprises LLC

398.	TWC 08-33	Issued	Scheduling Trigger Apparatus And Method	9060100	6/16/2015	USA	Time Warner Cable Enterprises LLC

399.	TWC 06-33	Issued	Generation Distribution And Use Of Content Metadata In A Network	8625607	1/7/2014	USA	Time Warner Cable Enterprises LLC

400.	TWC 05-33C1	Issued	Methods And Apparatus For Efficient Ip Multicasting In A Content Delivery Network	8594116	11/26/2013	USA	Time Warner Cable Enterprises LLC

401.	TWC 05-33	Issued	Methods And Apparatus For Efficient IP Multicasting In A Content-Based Network	7693171	4/6/2010	USA	Time Warner Cable Enterprises LLC

402.	TWC 11-32	Issued	System For Reducing Energy Consumption Of A Device And A Method Therefor	9026826	5/5/2015	USA	Time Warner Cable Enterprises LLC

403.	TWC 10-32	Issued	Methods And Apparatus For Customizing Video Services Provided To Customers In Hotels	9106940	8/11/2015	USA	Time Warner Cable Enterprises LLC

404.	TWC 06-32	Issued	Methods And Apparatus For Content Delivery Notification And Management	9270944	2/23/2016	USA	Time Warner Cable Enterprises LLC

405.	TWC 04-32	Issued	Dial Plan Generator	7734030	6/8/2010	USA	Time Warner Cable Enterprises LLC

406.	TWC 13-15	Issued	Systems And Methods Of Notifying A Patient To Take Medication	9280888	3/8/2016	USA	Time Warner Cable Enterprises LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
407.	TWC 13-13	Issued	Management Of Event Data	9235612	1/12/2016	USA	Time Warner Cable Enterprises LLC

408.	TWC 13-37	Issued	Security System And Alarm Activation Control	9183712	11/10/2015	USA	Time Warner Cable Enterprises LLC

409.	TWC 13-29	Issued	Mitigation Of Wireless Signal Interface	9143287	9/22/2015	USA	Time Warner Cable Enterprises LLC

410.	TWC 13-35B	Issued	Tuning Efficiency And Delivery Of Content	9118976	8/25/2015	USA	Time Warner Cable Enterprises LLC

411.	TWC 13-17	Issued	Resource Allocation In A Wireless Mesh Network Environment	9072092	6/30/2015	USA	Time Warner Cable Enterprises LLC

412.	TWC PV-01	Issued	System And Method For Embedding Supplementary Data Into Digital Media Files	8694665	4/8/2014	USA	Time Warner Cable Enterprises LLC

413.	TWC RR-008 C	Issued	System And Method For Selective Advertising On A TV Channel	8341664	12/25/2012	USA	Time Warner Cable Internet LLC

414.	TWC RR-008	Issued	System And Method For Selective Advertising On A TV Channel	7856644	12/21/2010	USA	Time Warner Cable Internet LLC

415.	TWC 96-14 C3	Issued	Interactive Program Guide Display	7546621	6/9/2009	USA	Time Warner Cable Enterprises LLC

416.	TWC RR-007	Issued	Attenuation Delay Queing And Message Cacheing Processes For Use In E-Mail Protocols In Order To Reduce Network Server Loading	7260606	8/21/2007	USA	Time Warner Cable Internet LLC

417.	TWC RR-011 D1	Issued	System And Method For Managing Bandwidth Usage In The Provison Of An E-Mail Service	7237028	6/26/2007	USA	Time Warner Cable Internet LLC

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
418.	TWC PV-03	Issued	Process Of And System For Seamlessly Embedding Executable Program Code Into Media File Formats Such As MP3 And The Like For Execution By Digital Media Player And Viewing Systems	7188186	3/6/2007	USA	Time Warner Cable Enterprises LLC

419.	TWC RR-013	Issued	System And Method For Password Authentication For Non-LDAP Regions	7099475	8/29/2006	USA	Time Warner Cable Internet LLC[43]

420.	TWC RR-014	Issued	Policy Based Routing System And Method For Caching And VPN Tunneling	7069336	6/27/2006	USA	Time Warner Cable

421.	TWC RR-005	Issued	System And Method For Influencing Dynamic Community Shared Elements Of Audio Video And Text Programming Via A Polling System	6947966	9/20/2005	USA	Time Warner Cable Internet LLC

422.	TWC-Trey-01	Issued	Communications System	6856598	2/15/2005	USA	Time Warner Cable Enterprises LLC

423.	TWC RR-011	Issued	Reduction Of Network Server Loading	6850968	2/1/2005	USA	Time Warner Cable Internet LLC

424.	TWC RR-001	Issued	System And Method For Multicast Stream Failover	6839865	1/4/2005	USA	Time Warner Cable Internet LLC

425.	TWC 96-14 C2	Issued	Interactive Program Guide For Designating On An Interactive Program Guide Display	6772433	8/3/2004	USA	Time Warner Cable Enterprises LLC

[43]	Name change to from RoadRunner Holdo LLC to be made with US PTO

No.	File No.	Status	Title	Patent Number	Issue Date	Country	Assignee
426.	TWC PV-04	Issued	Method Of And Apparatus For High-Bandwidth Steganographic Embedding Of Data In A Series Of Digital Signals Or Measurements Such As Taken From Analog Data Streams Or Subsampled And/Or Transformed Digital Data	6768980	7/27/2004	USA	Time Warner Cable Enterprises LLC

427.	TWC PV-02	Issued	Process System And Apparatus For Embedding Data In Compressed Audio Image Video And Other Media Files And The Like	6748362	6/8/2004	USA	Time Warner Cable Enterprises LLC

428.	TWC 95-29	Issued	Method And Apparatus For Masking Latency In An Interactive Television Network	6340987	1/22/2002	USA	Time Warner Cable Enterprises LLC

429.	TWC 96-13	Issued	System And Method For Providing An Event Database In A Telecasting System	6049333	4/11/2000	USA	Time Warner Cable Enterprises LLC

430.	TWC 95-35	Issued	Method And Apparatus For Utilizing The Available Bit Rate In A Constrained Variable Bit Rate http://www.google.com/patents/US6124878 Channel	6044396	3/28/2000	USA	Time Warner Cable Enterprises LLC

431.	TWC 95-00	Issued	Spectrum Manager For Communication Network	5898693	4/27/1999	USA	Time Warner Cable Enterprises LLC

432.	TWC 96-14	Issued	Interactive Program Guide For Designating On An Interactive Program Guide Display	5850218	12/15/1998	USA	Time Warner Cable Enterprises LLC

433.	IPV 03-08	Issued	Technique for Updating a Resident Application and Associated Parameters in a User Terminal through a Communications Network	7500235	03/03/2009	USA	Time Warner Cable Enterprises LLC

PENDING US PATENT APPLICATIONS

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
434.	TWC 15-23	Pending	15/154,030	5/13/16	USA	Time Warner Cable Enterprises LLC

435.	TWC 09-15C2	Pending	15/145159	5/3/16	USA	Time Warner Cable Enterprises LLC

436.	TWC 12-50C3	Pending	15/138459	04/26/16	USA	Time Warner Cable Enterprises LLC

437.	TWC 06-07C2D1C1	Pending	15/137923	4/25/16	USA	Time Warner Cable Enterprises LLC

438.	TWC 15-29	Pending	15/135186	4/21/16	USA	Time Warner Cable Enterprises LLC

439.	TWC 06-08D2	Pending	15/096065	4/11/16	USA	Time Warner Cable Enterprises LLC

440.	TWC 13-49C1	Pending	15/083833	3/30/16	USA	Time Warner Cable Enterprises LLC

441.	TWC 09-22C1	Pending	15/083116	3/28/16	USA	Time Warner Cable Enterprises LLC

442.	TWC 08-37C2	Pending	15/083095	3/28/16	USA	Time Warner Cable Enterprises LLC

443.	TWC 04-27C2C1	Pending	15/083037	03/28/16	USA	Time Warner Cable Enterprises LLC

444.	TWC 11-22C1	Pending	15/082618	03/28/16	USA	Time Warner Cable Enterprises LLC

445.	TWC 12-47C1	Pending	15/082111	3/28/16	USA	Time Warner Cable Enterprises LLC

446.	TWC 07-01C2	Pending	15/077039	3/22/16	USA	Time Warner Cable Enterprises LLC

447.	TWC 16-10	Pending	15/071604	3/16/16	USA	Time Warner Cable Enterprises LLC

448.	IPV 02-10C3D1	Pending	15/070841	3/15/16	USA	Time Warner Cable Enterprises LLC

449.	TWC 05-27C1	Pending	15/069832	3/14/16	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
450.	TWC 16-02	Pending	15/063314	3/7/16	USA	Time Warner Cable Enterprises LLC

451.	TWC 06-25C4	Pending	15/063304	3/7/16	USA	Time Warner Cable Enterprises LLC

452.	TWC 08-08C1	Pending	15/056718	2/29/16	USA	Time Warner Cable Enterprises LLC

453.	TWC 15-41	Pending	15/055205	3/1/16	USA	Time Warner Cable Enterprises LLC

454.	TWC 06-32D1	Pending	15/050212	2/22/16	USA	Time Warner Cable Enterprises LLC

455.	TWC 15-30	Pending	15/048861	2/19/16	USA	Time Warner Cable Enterprises LLC

456.	TWC 12-05C1	Pending	15/045579	02/17/16	USA	Time Warner Cable Enterprises LLC

457.	TWC 16-11	Pending	15/045562	2/17/16	USA	Time Warner Cable Enterprises LLC

458.	TWC 14-68	Pending	15/045043	2/16/16	USA	Time Warner Cable Enterprises LLC

459.	TWC 11-30D1	Pending	15/043371	2/12/16	USA	Time Warner Cable Enterprises LLC

460.	TWC 15-38	Pending	15/043361	2/12/16	USA	Time Warner Cable Enterprises LLC

461.	TWC 07-40C2	Pending	15/043354	02/12/16	USA	Time Warner Cable Enterprises LLC

462.	TWC 10-75C1	Pending	15/043230	2/12/16	USA	Time Warner Cable Enterprises LLC

463.	IPV 03-11C2	Pending	15/041747	2/11/16	USA	Time Warner Cable Enterprises LLC

464.	TWC 11-62C1	Pending	15/041745	2/11/16	USA	Time Warner Cable Enterprises LLC

465.	TWC 12-57CIPC1	Pending	15/040586	2/10/16	USA	Time Warner Cable Enterprises LLC

466.	TWC 16-04	Pending	15/018997	2/9/16	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
467.	TWC 12-26C1	Pending	15/013347	02/02/16	USA	Time Warner Cable Enterprises LLC

468.	TWC 11-53C1	Pending	15/011512	01/30/16	USA	Time Warner Cable Enterprises LLC

469.	IPV 03-10C1	Pending	15/006005	1/25/16	USA	Time Warner Cable Enterprises LLC

470.	TWC 16-01	Pending	15/005225	1/25/16	USA	Time Warner Cable Enterprises LLC

471.	TWC 13-15C1	Pending	15/005173	1/25/16	USA	Time Warner Cable Enterprises LLC

472.	TWC 15-39	Pending	15/002232	1/20/16	USA	Time Warner Cable Enterprises LLC

473.	TWC 06-33D1	Pending	14/148591	1/6/14	USA	Time Warner Cable Enterprises LLC

474.	TWC 07-17D1	Pending	14/992947	1/11/16	USA	Time Warner Cable Enterprises LLC

475.	TWC 15-20	Pending	14/986603	12/31/15	USA	Time Warner Cable Enterprises LLC

476.	TWC 15-37	Pending	14/984318	12/30/15	USA	Time Warner Cable Enterprises LLC

477.	TWC 08-35C2	Pending	14/980926	12/28/15	USA	Time Warner Cable Enterprises LLC

478.	TWC 11-60C1	Pending	14/980270	12/28/15	USA	Time Warner Cable Enterprises LLC

479.	TWC 15-22	Pending	14/973706	12/17/15	USA	Time Warner Cable Enterprises LLC

480.	TWC 15-33	Pending	14/971382	12/16/15	USA	Time Warner Cable Enterprises LLC

481.	TWC 15-21	Pending	14/971084	12/16/15	USA	Time Warner Cable Enterprises LLC

482.	TWC 08-10D1	Pending	14/968653	12/14/15	USA	Time Warner Cable Enterprises LLC

483.	TWC 03-20C1	Pending	14/968476	12/14/2015	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
484.	TWC 15-36	Pending	14/959948	12/4/15	USA	Time Warner Cable Enterprises LLC

485.	TWC 15-34	Pending	14/959885	12/4/15	USA	Time Warner Cable Enterprises LLC

486.	TWC 11-18C1	Pending	14/954754	11/30/15	USA	Time Warner Cable Enterprises LLC

487.	TWC 15-33P	Pending	14/953818	11/30/15	USA	Time Warner Cable Enterprises LLC

488.	TWC 15-31	Pending	14/953808	11/30/15	USA	Time Warner Cable Enterprises LLC

489.	TWC 10-65C1	Pending	14/948141	12/28/15	USA	Time Warner Cable Enterprises LLC

490.	TWC 12-44C1	Pending	14/944615	11/18/15	USA	Time Warner Cable Enterprises LLC

491.	TWC 09-34D1	Pending	14/936414	11/9/15	USA	Time Warner Cable Enterprises LLC

492.	TWC 15-11	Pending	14/924218	10/27/15	USA	Time Warner Cable Enterprises LLC

493.	TWC 15-18	Pending	14/923130	10/26/15	USA	Time Warner Cable Enterprises LLC

494.	TWC 15-25	Pending	14/921011	10/23/15	USA	Time Warner Cable Enterprises LLC

495.	IPV 03-12C2	Pending	14/886653	10/19/2015	USA	Time Warner Cable Enterprises LLC

496.	TWC 15-14	Pending	14/886471	10/19/15	USA	Time Warner Cable Enterprises LLC

497.	TWC 15-26	Pending	14/886441	10/19/15	USA	Time Warner Cable Enterprises LLC

498.	TWC 15-24	Pending	14/886189	10/19/15	USA	Time Warner Cable Enterprises LLC

499.	TWC 13-37C1	Pending	14/884056	10/15/15	USA	Time Warner Cable Enterprises LLC

500.	TWC 12-50C2	Pending	14/884034	10/15/15	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
501.	TWC 14-56	Pending	14/877130	10/7/2015	USA	Time Warner Cable Enterprises LLC

502.	TWC 09-40C1	Pending	14/876973	10/7/2015	USA	Time Warner Cable Enterprises LLC

503.	TWC 15-28	Pending	14/872235	10/1/2015	USA	Time Warner Cable Enterprises LLC

504.	TWC 11-45C2	Pending	14/867180	9/28/2015	USA	Time Warner Cable Enterprises LLC

505.	TWC 09-04D1	Pending	14/861628	9/22/2015	USA	Time Warner Cable Enterprises LLC

506.	TWC 03-09C3	Pending	14/860403	9/21/2015	USA	Time Warner Cable Enterprises LLC

507.	TWC 12-31C1	Pending	14/856774	9/17/2015	USA	Time Warner Cable Enterprises LLC

508.	TWC 12-12C1	Pending	14/842602	9/1/2015	USA	Time Warner Cable Enterprises LLC

509.	TWC 10-77C1	Pending	14/832222	8/21/2015	USA	Time Warner Cable Enterprises LLC

510.	TWC 12-07C1	Pending	14/831786	8/20/2015	USA	Time Warner Cable Enterprises LLC

511.	TWC 15-16	Pending	14/825061	8/12/2015	USA	Time Warner Cable Enterprises LLC

512.	TWC 06-24C1	Pending	14/821558	8/7/15	USA	Time Warner Cable Enterprises LLC

513.	TWC 15-17	Pending	14/817724	8/4/2015	USA	Time Warner Cable Enterprises LLC

514.	TWC 12-57D1	Pending	14/812584	7/29/2015	USA	Time Warner Cable Enterprises LLC

515.	TWC 13-35B1	Pending	14/812573	7/29/2015	USA	Time Warner Cable Enterprises LLC

516.	TWC 12-28C1	Pending	14/804896	7/21/2015	USA	Time Warner Cable Enterprises LLC

517.	TWC 11-49C2	Pending	14/804123	7/20/2015	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
518.	TWC 04-10D1	Pending	14/802494	7/17/2015	USA	Time Warner Cable Enterprises LLC

519.	TWC 14-38	Pending	14/797094	7/11/2015	USA	Time Warner Cable Enterprises LLC

520.	TWC 07-41C1	Pending	14/791760	7/6/2015	USA	Time Warner Cable Enterprises LLC

521.	TWC 03-17D1C1	Pending	14/790456	7/2/2015	USA	Time Warner Cable Enterprises LLC

522.	TWC 11-71C1	Pending	14/789671	7/1/2015	USA	Time Warner Cable Enterprises LLC

523.	TWC 07-36D1	Pending	14/754226	6/29/2015	USA	Time Warner Cable Enterprises LLC

524.	TWC 15-07	Pending	14/749449	6/24/2015	USA	Time Warner Cable Enterprises LLC

525.	TWC 12-52C1	Pending	14/746266	6/22/2015	USA	Time Warner Cable Enterprises LLC

526.	TWC 06-30C1	Pending	14/739844	6/15/15	USA	Time Warner Cable Enterprises LLC

527.	TWC 14-62	Pending	14/733694	6/8/2015	USA	Time Warner Cable Enterprises LLC

528.	TWC 13-17D1	Pending	14/731987	6/5/2015	USA	Time Warner Cable Enterprises LLC

529.	TWC 05-35C1D1	Pending	14/727649	6/1/2015	USA	Time Warner Cable Enterprises LLC

530.	IPV 03-07C2	Pending	14/726559	5/31/2015	USA	Time Warner Cable Enterprises LLC

531.	TWC 15-08	Pending	14/722146	5/26/2015	USA	Time Warner Cable Enterprises LLC

532.	TWC 07-22C1	Pending	14/717530	5/20/15	USA	Time Warner Cable Enterprises LLC

533.	TWC 14-67	Pending	14/698487	4/28/2015	USA	Time Warner Cable Enterprises LLC

534.	TWC 10-17C1	Pending	14/691408	4/20/2015	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
535.	TWC 15-10	Pending	14/686584	4/14/2015	USA	Time Warner Cable Enterprises LLC

536.	TWC 15-01	Pending	14/684001	4/10/2015	USA	Time Warner Cable Enterprises LLC

537.	TWC 04-23D2	Pending	14/678769	4/3/2015	USA	Time Warner Cable Enterprises LLC

538.	TWC 09-51D1	Pending	14/663223	3/19/2015	USA	Time Warner Cable Enterprises LLC

539.	TWC 12-39C1	Pending	14/658622	3/16/2015	USA	Time Warner Cable Enterprises LLC

540.	TWC 12-04C1	Pending	14/658604	3/16/2015	USA	Time Warner Cable Enterprises LLC

541.	TWC 11-35D1	Pending	14/642493	3/9/2015	USA	Time Warner Cable Enterprises LLC

542.	TWC 14-63	Pending	14/626007	2/19/2015	USA	Time Warner Cable Enterprises LLC

543.	TWC 14-55	Pending	14/625992	2/19/2015	USA	Time Warner Cable Enterprises LLC

544.	TWC 06-03C2	Pending	14/623359	2/16/2015	USA	Time Warner Cable Enterprises LLC

545.	TWC 07-07D2	Pending	14/617529	2/9/2015	USA	Time Warner Cable Enterprises LLC

546.	TWC 11-32D1	Pending	14/614966	2/5/2015	USA	Time Warner Cable Enterprises LLC

547.	TWC 14-61	Pending	14/608479	1/29/2015	USA	Time Warner Cable Enterprises LLC

548.	TWC 07-04D2	Pending	14/599910	1/19/2015	USA	Time Warner Cable Enterprises LLC

549.	TWC 14-39	Pending	14/594994	01/12/15	USA	Time Warner Cable Enterprises LLC

550.	TWC 09-03D1	Pending	14/594840	1/12/2015	USA	Time Warner Cable Enterprises LLC

551.	TWC 11-64C1	Pending	14/594348	1/12/2015	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
552.	TWC 14-35	Pending	14/593867	1/9/2015	USA	Time Warner Cable Enterprises LLC

553.	TWC 09-23C2	Pending	14/588456	1/1/2015	USA	Time Warner Cable Enterprises LLC

554.	TWC 14-36	Pending	14/586634	12/30/14	USA	Time Warner Cable Enterprises LLC

555.	TWC 14-57	Pending	14/574498	12/18/14	USA	Time Warner Cable Enterprises LLC

556.	TWC 02-10C1	Pending	14/563950	12/8/14	USA	Time Warner Cable Enterprises LLC

557.	TWC 06-14C1	Pending	14/563232	12/8/14	USA	Time Warner Cable Enterprises LLC

558.	TWC 12-24C1	Pending	14/562209	12/5/14	USA	Time Warner Cable Enterprises LLC

559.	TWC 14-65	Pending	14/557741	12/2/14	USA	Time Warner Cable Enterprises LLC

560.	TWC 14-37	Pending	14/554236	11/26/14	USA	Time Warner Cable Enterprises LLC

561.	TWC 14-40	Pending	14/541035	11/13/14	USA	Time Warner Cable Enterprises LLC

562.	TWC 14-41	Pending	14/541035	11/13/14	USA	Time Warner Cable Enterprises LLC

563.	TWC 12-13C1	Pending	14/540119	11/13/14	USA	Time Warner Cable Enterprises LLC

564.	TWC 14-54	Pending	14/537735	11/10/14	USA	Time Warner Cable Enterprises LLC

565.	TWC 11-13C1	Pending	14/536652	11/9/14	USA	Time Warner Cable Enterprises LLC

566.	TWC 07-05C1	Pending	14/535769	11/7/14	USA	Time Warner Cable Enterprises LLC

567.	TWC 14-39	Pending	14/535046	11/6/14	USA	Time Warner Cable Enterprises LLC

568.	TWC 14-43	Pending	14/534067	11/5/14	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
569.	TWC 14-17	Pending	14/530324	10/31/14	USA	Time Warner Cable Enterprises LLC

570.	IPV 02-10C3	Pending	14/519994	10/21/14	USA	Time Warner Cable Enterprises LLC

571.	IPV 02-10C2	Pending	14/519932	10/21/14	USA	Time Warner Cable Enterprises LLC

572.	TWC 11-77C1	Pending	14/511079	10/9/14	USA	Time Warner Cable Enterprises LLC

573.	TWC 14-29	Pending	14/510053	10/8/14	USA	Time Warner Cable Enterprises LLC

574.	TWC 14-04	Pending	14/508158	10/7/14	USA	Time Warner Cable Enterprises LLC

575.	TWC 14-51	Pending	14/501596	9/30/14	USA	Time Warner Cable Enterprises LLC

576.	TWC 14-45	Pending	14/500835	9/29/14	USA	Time Warner Cable Enterprises LLC

577.	TWC 10-18C1	Pending	14/496679	9/25/14	USA	Time Warner Cable Enterprises LLC

578.	TWC 04-04D1	Pending	14/493122	9/22/14	USA	Time Warner Cable Enterprises LLC

579.	TWC 11-50C1	Pending	14/486983	9/15/14	USA	Time Warner Cable Enterprises LLC

580.	TWC 14-48	Pending	14/479399	9/8/14	USA	Time Warner Cable Enterprises LLC

581.	TWC 14-25	Pending	14/469624	8/27/14	USA	Time Warner Cable Enterprises LLC

582.	TWC 14-23	Pending	14/463810	8/20/14	USA	Time Warner Cable Enterprises LLC

583.	TWC 14-24	Pending	14/513205	10/13/14	USA	Time Warner Cable Enterprises LLC

584.	TWC 07-24C1	Pending	14/462339	8/18/14	USA	Time Warner Cable Enterprises LLC

585.	TWC 09-02C1	Pending	14/462300	8/18/14	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
586.	TWC 10-10C1	Pending	14/461653	8/18/14	USA	Time Warner Cable Enterprises LLC

587.	TWC 09-55C1	Pending	14/458874	8/13/14	USA	Time Warner Cable Enterprises LLC

588.	TWC 06-19 C1D1C1	Pending	14/457914	8/12/14	USA	Time Warner Cable Enterprises LLC

589.	TWC 11-25C1	Pending	14/455323	8/8/14	USA	Time Warner Cable Enterprises LLC

590.	TWC 11-63C1	Pending	14/454189	8/7/14	USA	Time Warner Cable Enterprises LLC

591.	TWC 11-59C1	Pending	14/454100	8/7/14	USA	Time Warner Cable Enterprises LLC

592.	TWC 08-16C1	Pending	14/454056	8/7/14	USA	Time Warner Cable Enterprises LLC

593.	TWC 12-01C1	Pending	14/453931	8/7/14	USA	Time Warner Cable Enterprises LLC

594.	TWC 14-20	Pending	14/452359	8/5/14	USA	Time Warner Cable Enterprises LLC

595.	TWC 03-19 D2C4	Pending	14/451303	8/4/14	USA	Time Warner Cable Enterprises LLC

596.	TWC 12-14C1	Pending	14/448121	7/31/14	USA	Time Warner Cable Enterprises LLC

597.	TWC 14-28	Pending	14/445623	7/29/14	USA	Time Warner Cable Enterprises LLC

598.	TWC 14-27	Pending	14/445605	7/29/14	USA	Time Warner Cable Enterprises LLC

599.	TWC 11-36C2	Pending	14/412414	12/31/14	USA	Time Warner Cable Enterprises LLC

600.	TWC 14-31	Pending	14/330470	7/14/14	USA	Time Warner Cable Enterprises LLC

601.	TWC 14-33	Pending	14/337560	7/22/14	USA	Time Warner Cable Enterprises LLC

602.	TWC 08-04C2	Pending	14/325070	7/7/14	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
603.	TWC 14-26	Pending	14/320942	7/1/14	USA	Time Warner Cable Enterprises LLC

604.	TWC 14-11	Pending	14/306700	6/17/14	USA	Time Warner Cable Enterprises LLC

605.	TWC 09-45	Pending	14/304791	6/13/14	USA	Time Warner Cable Enterprises LLC

606.	TWC 09-45 C1	Pending	14/304709	6/13/14	USA	Time Warner Cable Enterprises LLC

607.	TWC 14-19	Pending	14/302313	6/10/14	USA	Time Warner Cable Enterprises LLC

608.	TWC 05-01D2	Pending	14/300044	6/9/14	USA	Time Warner Cable Enterprises LLC

609.	TWC 09-19D1	Pending	14/294017	6/2/14	USA	Time Warner Cable Enterprises LLC

610.	TWC 14-16	Pending	14/290502	5/29/14	USA	Time Warner Cable Enterprises LLC

611.	TWC 14-22	Pending	14/286504	5/23/14	USA	Time Warner Cable Enterprises LLC

612.	TWC 14-21	Pending	14/282619	5/20/14	USA	Time Warner Cable Enterprises LLC

613.	TWC 11-69C1	Pending	14/282243	5/20/14	USA	Time Warner Cable Enterprises LLC

614.	TWC 06-12C1	Pending	14/281759	5/19/14	USA	Time Warner Cable Enterprises LLC

615.	TWC 05-37C1	Pending	14/270229	5/5/14	USA	Time Warner Cable Enterprises LLC

616.	TWC 01-01D1	Pending	14/263918	4/28/14	USA	Time Warner Cable Enterprises LLC

617.	TWC 14-02	Pending	14/261155	4/24/14	USA	Time Warner Cable Enterprises LLC

618.	TWC 09-33C1	Pending	14/252686	4/14/14	USA	Time Warner Cable Enterprises LLC

619.	TWC 04-26 C3	Pending	14/252651	4/14/14	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
620.	TWC 07-14C1	Pending	14/247183	4/7/14	USA	Time Warner Cable Enterprises LLC

621.	TWC 14-15	Pending	14/245179	4/3/14	USA	Time Warner Cable Enterprises LLC

622.	TWC 14-14	Pending	14/245166	4/4/14	USA	Time Warner Cable Enterprises LLC

623.	TWC 14-01	Pending	14/229555	3/28/14	USA	Time Warner Cable Enterprises LLC

624.	TWC 13-52	Pending	14/220021	3/19/14	USA	Time Warner Cable Enterprises LLC

625.	TWC 14-05	Pending	14/208366	3/13/14	USA	Time Warner Cable Enterprises LLC

626.	TWC 12-53	Pending	14/208199	3/13/14	USA	Time Warner Cable Enterprises LLC

627.	TWC 04-29C2	Pending	14/188548	2/24/14	USA	Time Warner Cable Enterprises LLC

628.	IPV 02-05C2	Pending	14/188333	2/24/14	USA	Time Warner Cable Enterprises LLC

629.	TWC PV-01C1	Pending	14/182619	2/18/14	USA	Time Warner Cable Enterprises LLC

630.	TWC 13-53	Pending	14/178041	2/11/14	USA	Time Warner Cable Enterprises LLC

631.	TWC 13-51	Pending	14/167082	1/29/14	USA	Time Warner Cable Enterprises LLC

632.	TWC 13-34	Pending	14/166788	1/28/14	USA	Time Warner Cable Enterprises LLC

633.	TWC 13-50	Pending	14/164775	1/27/14	USA	Time Warner Cable Enterprises LLC

634.	TWC 13-43	Pending	14/160/261	1/21/14	USA	Time Warner Cable Enterprises LLC

635.	TWC 06-20D1	Pending	14/144420	12/30/2013	USA	Time Warner Cable Enterprises LLC

636.	TWC 13-30	Pending	14/133495	12/18/2013	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
637.	TWC 13-49	Pending	14/107459	12/16/2013	USA	Time Warner Cable Enterprises LLC

638.	TWC 13-38	Pending	14/098511	12/5/2013	USA	Time Warner Cable Enterprises LLC

639.	TWC 13-46	Pending	14/092641	11/27/2013	USA	Time Warner Cable Enterprises LLC

640.	TWC 05-33C2	Pending	14/088099	11/22/2013	USA	Time Warner Cable Enterprises LLC

641.	TWC 13-21	Pending	14/083542	11/19/2013	USA	Time Warner Cable Enterprises LLC

642.	TWC 13-45	Pending	14/078798	11/13/2013	USA	Time Warner Cable Enterprises LLC

643.	TWC 10-67C1	Pending	14/075835	11/8/2013	USA	Time Warner Cable Enterprises LLC

644.	TWC 13-33	Pending	14/069825	11/1/2013	USA	Time Warner Cable Enterprises LLC

645.	TWC 13-36	Pending	14/061008	10/23/2013	USA	Time Warner Cable Enterprises LLC

646.	TWC 13-32	Pending	14/060358	10/22/2013	USA	Time Warner Cable Enterprises LLC

647.	TWC 13-42	Pending	14/059273	10/21/2013	USA	Time Warner Cable Enterprises LLC

648.	TWC 05-29D1	Pending	14/059247	10/21/2013	USA	Time Warner Cable Enterprises LLC

649.	TWC 13-39D	Pending	14/058980	10/21/2013	USA	Time Warner Cable Enterprises LLC

650.	TWC 13-39C	Pending	14/058947		USA	Time Warner Cable Enterprises LLC

651.	TWC 13-39B	Pending	14/058934	10/21/2013	USA	Time Warner Cable Enterprises LLC

652.	TWC 13-39A	Pending	14/058895	10/21/2013	USA	Time Warner Cable Enterprises LLC

653.	TWC 13-44	Pending	14/059137	10/21/2013	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
654.	TWC 13-41	Pending	14/036219	9/25/2013	USA	Time Warner Cable Enterprises LLC

655.	TWC 07-18C1	Pending	14/033585	9/23/2013	USA	Time Warner Cable Enterprises LLC

656.	TWC 09-35C1	Pending	14/028223	9/16/2013	USA	Time Warner Cable Enterprises LLC

657.	TWC 09-43C1	Pending	14/021448	9/9/2013	USA	Time Warner Cable Enterprises LLC

658.	TWC 09-17C1	Pending	14/020863	9/8/2013	USA	Time Warner Cable Enterprises LLC

659.	IPV 03-01C2	Pending	14/019592	9/6/2013	USA	Time Warner Cable Enterprises LLC

660.	TWC 13-35A	Pending	13/962348	8/8/2013	USA	Time Warner Cable Enterprises LLC

661.	TWC 13-31	Pending	13/960575	8/6/2013	USA	Time Warner Cable Enterprises LLC

662.	TWC 13-23	Pending	13/958467	8/2/2013	USA	Time Warner Cable Enterprises LLC

663.	TWC 13-20	Pending	13/958456	8/2/2013	USA	Time Warner Cable Enterprises LLC

664.	TWC 13-09	Pending	13/958437	8/2/2013	USA	Time Warner Cable Enterprises LLC

665.	TWC 13-14	Pending	13/956206	7/31/2013	USA	Time Warner Cable Enterprises LLC

666.	TWC 13-24	Pending	13/955989	7/31/2013	USA	Time Warner Cable Enterprises LLC

667.	TWC 13-28	Pending	13/940100	7/11/2013	USA	Time Warner Cable Enterprises LLC

668.	TWC 13-10	Pending	13/923180	6/20/2013	USA	Time Warner Cable Enterprises LLC

669.	TWC 05-30C3	Pending	13/914487	6/10/2013	USA	Time Warner Cable Enterprises LLC

670.	TWC 04-21C1	Pending	13/910535	6/5/2013	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
671.	TWC 07-08D1	Pending	13/908849	6/3/2013	USA	Time Warner Cable Enterprises LLC

672.	TWC 09-15C1	Pending	13/890929	5/9/2013	USA	Time Warner Cable Enterprises LLC

673.	TWC 13-16	Pending	13/870100	4/25/2013	USA	Time Warner Cable Enterprises LLC

674.	TWC 12-56	Pending	13/849973	3/25/2013	USA	Time Warner Cable Enterprises LLC

675.	TWC 13-07	Pending	13/843997	3/15/2013	USA	Time Warner Cable Enterprises LLC

676.	TWC 12-36	Pending	13/843322	3/15/2013	USA	Time Warner Cable Enterprises LLC

677.	TWC 12-48	Pending	13/837768	3/15/2013	USA	Time Warner Cable Enterprises LLC

678.	TWC 12-32	Pending	13/831732	3/15/2013	USA	Time Warner Cable Enterprises LLC

679.	TWC 12-37	Pending	13/831411	3/14/2013	USA	Time Warner Cable Enterprises LLC

680.	TWC 12-55	Pending	13/830517	3/14/2013	USA	Time Warner Cable Enterprises LLC

681.	TWC 12-23	Pending	13/798070	3/12/2013	USA	Time Warner Cable Enterprises LLC

682.	TWC 12-38	Pending	13/797577	3/12/2013	USA	Time Warner Cable Enterprises LLC

683.	TWC 09-26C1	Pending	13/794560	3/11/2013	USA	Time Warner Cable Enterprises LLC

684.	TWC 13-03	Pending	13/793511	3/11/2013	USA	Time Warner Cable Enterprises LLC

685.	TWC 13-02	Pending	13/793421	3/11/2013	USA	Time Warner Cable Enterprises LLC

686.	TWC 12-46	Pending	13/793221	3/11/2013	USA	Time Warner Cable Enterprises LLC

687.	IPV 03-03D1	Pending	13/784613	3/4/2013	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
688.	TWC 12-42	Pending	13/784335	3/4/2013	USA	Time Warner Cable Enterprises LLC

689.	TWC 09-50C1	Pending	13/775921	2/25/2013	USA	Time Warner Cable Enterprises LLC

690.	TWC 06-16C3	Pending	13/773477	2/21/2013	USA	Time Warner Cable Enterprises LLC

691.	IPV 03-05C2	Pending	13/765552	2/12/2013	USA	Time Warner Cable Enterprises LLC

692.	TWC 06-06D1	Pending	13/753308	1/29/2013	USA	Time Warner Cable Enterprises LLC

693.	TWC 12-08	Pending	13/750863	1/25/2013	USA	Time Warner Cable Enterprises LLC

694.	TWC 12-25	Pending	13/710308	12/10/2012	USA	Time Warner Cable Enterprises LLC

695.	TWC 12-33	Pending	13/710108	12/10/2012	USA	Time Warner Cable Enterprises LLC

696.	TWC 11-61	Pending	13/681753	11/20/2012	USA	Time Warner Cable Enterprises LLC

697.	TWC 12-18	Pending	13/678593	11/16/2012	USA	Time Warner Cable Enterprises LLC

698.	TWC 12-16	Pending	13/676012	11/13/2012	USA	Time Warner Cable Enterprises LLC

699.	TWC 12-40	Pending	13/671956	11/8/2012	USA	Time Warner Cable Enterprises LLC

700.	TWC 12-34	Pending	13/666175	11/1/2012	USA	Time Warner Cable Enterprises LLC

701.	TWC 03-18D1	Pending	13/663219	10/29/2012	USA	Time Warner Cable Enterprises LLC

702.	TWC 12-21	Pending	13/624194	9/21/2012	USA	Time Warner Cable Enterprises LLC

703.	TWC 11-14	Pending	13/619951	9/14/2012	USA	Time Warner Cable Enterprises LLC

704.	TWC 11-15	Pending	13/554728	7/20/2012	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
705.	TWC 10-85	Pending	13/550359	7/16/2012	USA	Time Warner Cable Enterprises LLC

706.	TWC 11-47C1	Pending	13/539093	6/29/2012	USA	Time Warner Cable Enterprises LLC

707.	TWC 04-07C1	Pending	13/493740	6/11/2012	USA	Time Warner Cable Enterprises LLC

708.	TWC 11-39	Pending	13/461520	5/1/2012	USA	Time Warner Cable Enterprises LLC

709.	TWC 06-34D1 C2	Pending	13/453853	4/23/2012	USA	Time Warner Cable Enterprises LLC

710.	TWC 12-11	Pending	13/452797	4/20/2012	USA	Time Warner Cable Enterprises LLC

711.	TWC 11-68	Pending	13/439683	4/4/2012	USA	Time Warner Cable Enterprises LLC

712.	TWC 11-47	Pending	13/427606	3/22/2012	USA	Time Warner Cable Enterprises LLC

713.	TWC 11-48	Pending	13/419945	3/14/2012	USA	Time Warner Cable Enterprises LLC

714.	TWC 11-19	Pending	13/403814	2/23/2012	USA	Time Warner Cable Enterprises LLC

715.	TWC 11-55	Pending	13/355925	1/23/2012	USA	Time Warner Cable Enterprises LLC

716.	TWC 11-66	Pending	13/354195	1/19/2012	USA	Time Warner Cable Enterprises LLC

717.	TWC 11-76	Pending	13/349823	1/13/2012	USA	Time Warner Cable Enterprises LLC

718.	TWC 03-23 D1	Pending	13/323616	12/12/2011	USA	Time Warner Cable Enterprises LLC

719.	TWC 11-46	Pending	13/315394	12/9/2011	USA	Time Warner Cable Enterprises LLC

720.	TWC 10-37	Pending	13/315356	12/9/2011	USA	Time Warner Cable Enterprises LLC

721.	TWC 11-12	Pending	13/232582	9/14/2011	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
722.	TWC 10-19	Pending	13/165947	6/23/2011	USA	Time Warner Cable Enterprises LLC

723.	TWC 10-42	Pending	13/094992	4/27/2011	USA	Time Warner Cable Enterprises LLC

724.	TWC 05-17C1	Pending	13/093569	4/25/2011	USA	Time Warner Cable Enterprises LLC

725.	IPV 02-08 CON	Pending	13/065097	3/14/2011	USA	Time Warner Cable Enterprises LLC

726.	TWC 10-29	Pending	13/024246	2/9/2011	USA	Time Warner Cable Enterprises LLC

727.	TWC 10-72	Pending	13/023330	2/8/2011	USA	Time Warner Cable Enterprises LLC

728.	TWC 10-20	Pending	12/972914	12/20/2010	USA	Time Warner Cable Enterprises LLC

729.	TWC 10-25	Pending	12/955873	11/29/2010	USA	Time Warner Cable Enterprises LLC

730.	TWC 10-03	Pending	12/944985	11/12/10	USA	Time Warner Cable Enterprises LLC

731.	TWC 10-01D1	Pending	14/589,947	1/5/2015	USA	Time Warner Cable Enterprises LLC

732.	IPV 03-14 C	Pending	12/924724	10/4/2010	USA	Time Warner Cable Enterprises LLC

733.	TWC 10-13	Pending	12/891726	9/27/2010	USA	Time Warner Cable Enterprises LLC

734.	TWC 09-45 C2	Pending	12/877062	9/7/2010	USA	Time Warner Cable Enterprises LLC

735.	TWC 03-03 C	Pending	12/843343	7/26/2010	USA	Time Warner Cable Enterprises LLC

736.	TWC 09-57	Pending	12/834801	7/12/2010	USA	Time Warner Cable Enterprises LLC

737.	TWC 09-04	Pending	12/834796	7/12/2010	USA	Time Warner Cable Enterprises LLC

738.	TWC 10-08	Pending	12/789961	5/28/2010	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
739.	TWC 09-05C2	Pending	12/783414	5/19/2010	USA	Time Warner Cable Enterprises LLC

740.	TWC 09-06	Pending	12/766433	4/23/2010	USA	Time Warner Cable Enterprises LLC

741.	TWC 09-05	Pending	12/764746	4/21/2010	USA	Time Warner Cable Enterprises LLC

742.	TWC 09-49	Pending	12/631713	12/4/2009	USA	Time Warner Cable Enterprises LLC

743.	TWC 09-12	Pending	12/622825	11/20/2009	USA	Time Warner Cable Enterprises LLC

744.	TWC 06-17	Pending	12/620134	11/17/2009	USA	Time Warner Cable Enterprises LLC

745.	TWC 08-21	Pending	12/611041	11/2/2009	USA	Time Warner Cable Enterprises LLC

746.	TWC 09-18	Pending	12/544357	9/20/2009	USA	Time Warner Cable Enterprises LLC

747.	TWC 08-37	Pending	12/480597	6/8/2009	USA	Time Warner Cable Enterprises LLC

748.	TWC 07-23	Pending	12/480591	6/8/2009	USA	Time Warner Cable Enterprises LLC

749.	TWC 05-07C1	Pending	12/459045	6/26/2009	USA	Time Warner Cable Enterprises LLC

750.	TWC 08-04	Pending	12/414554	3/30/2009	USA	Time Warner Cable Enterprises LLC

751.	TWC 07-61	Pending	12/393981	2/26/2009	USA	Time Warner Cable Enterprises LLC

752.	TWC 08-20	Pending	12/200322	8/28/2008	USA	Time Warner Cable Enterprises LLC

753.	TWC 07-41	Pending	12/179650	7/25/2008	USA	Time Warner Cable Enterprises LLC

754.	TWC 07-02 (1)	Pending	12/070560	2/19/2008	USA	Time Warner Cable Enterprises LLC

755.	TWC 07-59	Pending	12/070559	2/19/2008	USA	Time Warner Cable Enterprises LLC

No.	File Number	Status	Serial Number	Filing Date	Country	Assignee
756.	TWC 07-22	Pending	12/055388	3/26/2008	USA	Time Warner Cable Enterprises LLC

757.	TWC 07-42	Pending	12/039795	2/29/2008	USA	Time Warner Cable Enterprises LLC

758.	TWC 07-60	Pending	12/027698	2/7/2008	USA	Time Warner Cable Enterprises LLC

759.	TWC 07-32	Pending	12/019766	1/25/2008	USA	Time Warner Cable Enterprises LLC

760.	TWC 07-12	Pending	11/953179	12/10/2007	USA	Time Warner Cable Enterprises LLC

761.	TWC 07-33	Pending	11/843036	8/22/2007	USA	Time Warner Cable Enterprises LLC

762.	TWC 06-31	Pending	11/800093	5/3/2007	USA	Time Warner Cable Enterprises LLC

763.	TWC 06-26	Pending	11/756868	6/1/2007	USA	Time Warner Cable Enterprises LLC

764.	TWC 06-35	Pending	11/681774	3/3/2007	USA	Time Warner Cable Enterprises LLC

765.	TWC 06-21	Pending	11/607663	12/1/2006	USA	Time Warner Cable Enterprises LLC

766.	TWC 06-18	Pending	11/441476	5/24/2006	USA	Time Warner Cable Enterprises LLC

767.	TWC 05-26	Pending	11/186452	7/20/2005	USA	Time Warner Cable Enterprises LLC

768.	TWC 04-19	Pending	11/013671	12/15/2004	USA	Time Warner Cable Enterprises LLC

769.	TWC 08-31	Pending	10/948271	9/22/2004	USA	Time Warner Cable Enterprises LLC

770.	TWC 14-47	Pending	14/539794	11/12/2014	USA	Time Warner Cable Enterprises LLC

771.	TWC 07-37C1	Pending	14/798089	7/13/2015	USA	Time Warner Cable Enterprises LLC

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Country	Trademark	Status	Application No.	U.S. Reg No.	App./Reg. Date	Owner
US Federal	A GOOD QUESTION	Registered	86/130383	4717481	07-APR-2015	Bright House Networks, LLC
US Federal	AVERAGE ANGLER (STYLIZED)	Registered	85/977688	4247546	20-NOV-2012	Bright House Networks, LLC
US Federal	AVERAGE ANGLER (STYLIZED)	Registered	85/289144	4415220	08-OCT-2013	Bright House Networks, LLC
US Federal	BAY NEWS 9	Registered	75/566653	2308941	18-JAN-2000	Bright House Networks, LLC
US Federal	BRIGHT HOUSE CONNECTION	Registered	85/139163	4021742	06-SEP-2011	Bright House Networks, LLC
US Federal	BRIGHT HOUSE NETWORKS	Registered	76/480937	3046583	17-JAN-2006	Bright House Networks, LLC
US Federal	BRIGHT HOUSE NETWORKS WIFI	Registered	85/500110	4393093	27-AUG-2013	Bright House Networks, LLC
US Federal	BRIGHT HOUSE NETWORKS WIFI HOTSPOTS	Registered	85/500146	4393094	27-AUG-2013	Bright House Networks, LLC
US Federal	BRIGHT KIDS NETWORK & DESIGN	Registered	76/701346	3963894	24-MAY-2011	Bright House Networks, LLC
US Federal	BRIGHTHOUSE NETWORKS BUSINESS SOLUTIONS	Registered	86/182784	4706571	24-MAR-2015	Bright House Networks, LLC
US Federal	BRIGHTHOUSE NETWORKS ENTERPRISE SOLUTIONS	Registered	86/182779	4706569	24-MAR-2015	Bright House Networks, LLC
US Federal	CENTRAL FLORIDA INTERCONNECT	Registered	78/348591	2932982	15-MAR-2005	Bright House Networks, LLC
US Federal	FEATURETEL	Registered	85/019062	3889645	14-DEC-2010	Bright House Networks, LLC

Country	Trademark	Status	Application No.	U.S. Reg No.	App./Reg. Date	Owner
US Federal	FREAKY FLORIDA	Pending ITU	86/465663		26-NOV-2014	Bright House Networks, LLC
US Federal	INFOMAS	Registered	85/240229	4081273	03-JAN-2012	Bright House Networks, LLC
US Federal	KLYSTRON 9 (STYLIZED)	Registered	85/286165	4141307	5-MAY-2012	Bright House Networks, LLC
US Federal	MI MEXICO	Registered	85/337495	4053251	08-NOV-2011	Bright House Networks, LLC
US Federal	MY BHN	Registered	86/486063	4887962	19-JAN-2016	Bright House Networks, LLC
US Federal	NEWS WEATHER NOW	Registered	85/940778	4585637	12-AUG-2014	Bright House Networks, LLC
US Federal	NUESTROS CANALES	Registered	76/248685	2919286	18-JAN-2005	Bright House Networks, LLC
US Federal	ORLANDO VISITOR NETWORK OR OVN	Registered	76/527745	2933796	15-MAR-2005	Bright House Networks, LLC
US Federal	TAMPA BAY INTERCONNECT	Registered	85/526771	4437087	19-NOV-2013	Bright House Networks, LLC
US Federal	TELOVATIONS	Registered	78/821977	3393210	04-MAR-2008	Bright House Networks, LLC
US Federal	THE AVERAGE ANGLER	Registered	85/269324	4422312	22-OCT-2013	Bright House Networks, LLC
US Federal	THE FIBER LEADER	Registered	86/181010	4722297	21-APR-2015	Bright House Networks, LLC
US Federal	TV EXPLORER (Logo)	Pending ITU	86/074548		25-SEP-2013	Bright House Networks, LLC
US Federal	WITNESS AWESOME	Registered	85/933739	4898922	09-FEB-2016	Bright House Networks, LLC
US Federal	YOU ON DEMAND	Registered	76/674557	3481137	05-AUG-2008	Bright House Networks, LLC

2

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	ALAGUARD	Registered44	76621336	3026190	Nov-15-2004	Dec-13-2005	Time Warner Cable Inc.

United States of America	A MI MANERA	Registered	77844966	3998820	Oct-9-2009	Jul-19-2011	Time Warner Cable Enterprises LLC

United States of America	ALL THE BEST	Registered45	78892550	3710619	May-25-2006	Nov-10-2009	Time Warner Cable Enterprises LLC

United States of America	ALL THE THINGS WE ARE	Registered	85064069	4226170	Jun-16-2010	Oct-16-2012	Time Warner Cable Enterprises LLC

United States of America	ALL THINGS CLOUD AND BEYOND.	Registered	86297441	4667342	Jun-2-2014	Jan-6-2015	Time Warner Cable Enterprises LLC

United States of America		Registered	77152751	3403811	Apr-10-2007	Mar-25-2008	NaviSite, Inc.

United States of America	ANSWERS ON DEMAND	Registered	78197468	2890249	Dec-23-2002	Sep-28-2004	Time Warner Cable Enterprises LLC

United States of America	AROUND HAWAII	Registered	77400067	3590095	Feb-19-2008	Mar-17-2009	Time Warner Cable Enterprises LLC

United States of America	ASÍ ES COMO	Registered	86124081	4655292	Nov-20-2013	Dec-16-2014	Time Warner Cable Enterprises LLC

United States of America	AUTOHD	Registered	85031823	3995351	May-6-2010	Jul-12-2011	Time Warner Cable Enterprises LLC

44	Currently registered but will be allowed to lapse.
45	Currently registered but will be allowed to lapse.

3

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	BEST OF LOCAL	Registered	85351762	4239419	Jun-21-2011	Nov-6-2012	Time Warner Cable Enterprises LLC

United States of America	BETTER. SAFER.	Registered	86172759	4560455	Jan-23-2014	Jul-1-2014	Time Warner Cable Enterprises LLC

United States of America	BLUECIRCLE	Registered	77838832	3826419	Oct-1-2009	Jul-27-2010	Time Warner Cable Enterprises LLC

United States of America	BUSINESSLINK.TV	Registered	77047017	4056540	Nov-17-2006	Nov-15-2011	Time Warner Cable Enterprises LLC

United States of America	CABLE WIFI	Registered	85488966	4329583	Dec-7-2011	Apr-30-2013	Time Warner Cable Enterprises LLC

United States of America	CAPE FEAR NOW!	Registered	77524356	3691218	Jul-17-2008	Oct-6-2009	Time Warner Cable Enterprises LLC

United States of America	CARTXPRESS	Registered	76575404	2960659	Feb-13-2004	Jun-7-2005	Time Warner Cable Enterprises LLC

United States of America	CELEBRATE KENTUCKY	Registered	85742272	4328392	Sep-30-2012	Apr-30-2013	Time Warner Cable Enterprises LLC

United States of America	CLICKEDIN	Registered	85383225	4163641	Jul-28-2011	Jun-26-2012	Time Warner Cable Enterprises LLC

United States of America	COLO 2.0	Registered	85122053	4106957	Sep-2-2010	Feb-28-2012	Time Warner Cable Enterprises LLC

United States of America	CONNECT A MILLION MINDS	Registered	77709575	3804431	Apr-8-2009	Jun-15-2010	Time Warner Cable Enterprises LLC

United States of America	CONTENT FOR YOU	Registered	77322242	3750281	Nov-6-2007	Feb-16-2010	Time Warner Cable Enterprises LLC

United States of America	CONTENTXPRESS	Registered	76575403	2960658	Feb-13-2004	Jun-7-2005	Time Warner Cable Enterprises LLC

United States of America	CRACKING THE CODES IN THE DIGITAL WORLD	Registered	77958172	3847867	Mar-12-2010	Sep-14-2010	Time Warner Cable Enterprises LLC

4

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	CRACKING THE CODES IN THE WIRELESS WORLD	Registered	77958145	3975541	Mar-12-2010	Jun-7-2011	Time Warner Cable Enterprises LLC

United States of America	CRYSTAL COAST NOW!	Registered	77524355	3691217	Jul-17-2008	Oct-6-2009	Time Warner Cable Enterprises LLC

United States of America	DBXPRESS	Registered	76575405	2960660	Feb-13-2004	Jun-7-2005	Time Warner Cable Enterprises LLC

United States of America	DESERT CITIES ON DEMAND	Registered46	77817646	3783037	Sep-1-2009	Apr-27-2010	Time Warner Cable Enterprises LLC

United States of America	DESERT CITIES TV	Registered47	77817655	3779758	Sep-1-2009	Apr-20-2010	Time Warner Cable Enterprises LLC

United States of America	DVR IT	Registered	77710401	3797214	Apr-9-2009	Jun-1-2010	Time Warner Cable Enterprises LLC

United States of America	EL PAQUETAZO	Registered	77825250	3824082	Sep-11-2009	Jul-27-2010	Time Warner Cable Enterprises LLC

United States of America	FIND IT ON DEMAND	Registered	77431621	3699787	Mar-26-2008	Oct-20-2009	Time Warner Cable Enterprises LLC

United States of America	FUTION	Pending ITU48	86282640		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	FUTION	Pending ITU49	86282655		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	FUTION	Pending ITU50	86282679		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	GAMER SPEED	Registered	77418023	4049557	Mar-10-2008	Nov-1-2011	Time Warner Cable Enterprises LLC

46	Currently registered but will be allowed to lapse.
47	Currently registered but will be allowed to lapse.
48	Currently suspended
49	Currently suspended
50	Currently suspended

5

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	GARDEN JOURNEYS	Registered	86176317	4572480	Jan-27-2014	Jul-22-2014	Time Warner Cable Enterprises LLC

United States of America	GOING GREEN	Registered	86507652	4835221	Jan-20-2015	Oct-20-2015	Time Warner Cable Enterprises LLC

United States of America	GRAND STRAND NOW!	Registered	77524352	3691216	Jul-17-2008	Oct-6-2009	Time Warner Cable Enterprises LLC

United States of America	GREAT MOMENTS LIVE FOREVER. GREAT MOMENTS LIVE HERE.	Registered	86259453	4680049	Apr-22-2014	Jan-27-2015	Time Warner Cable Enterprises LLC

United States of America	HAWAIIAN TIME JUST GOT FASTER	Registered	85082235	3949372	Jul-12-2010	Apr-19-2011	Time Warner Cable Enterprises LLC

United States of America	HIGH SCHOOL SPORTS REWIND	Registered	85123598	3965238	Sep-6-2010	May-24-2011	Time Warner Cable Enterprises LLC

United States of America	HOME OF FREE HD	Registered51	77322437	3715895	Nov-6-2007	Nov-24-2009	Time Warner Cable Enterprises LLC

United States of America	IN THE PAPERS	Registered	86640606	4880630	May-26-2015	Jan-5-2016	Time Warner Cable Enterprises LLC

United States of America	INSIDE CITY HALL	Registered	74473052	1870062	Dec-27-1993	Dec-27-1994	Time Warner Cable Enterprises LLC

United States of America	INSIGHT	Registered	77937849	4577914	Feb-17-2010	Aug-5-2014	Insight Communications Company, Inc.

United States of America		Registered52	76525915	3715566	Jun-25, 2003	Nov-24-2009	Insight Communications Company, Inc.

51	Currently registered but will be allowed to lapse.
52	Currently registered but will be allowed to lapse.

6

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	INSIGHT BUSINESS	Registered	78766571	3520649	Dec-5-2005	Oct-21-2008	Insight Communications Company, Inc.

United States of America	INSIGHT BROADBAND	Registered	77033478	3694525	Oct-31-2006	Oct-13-2009	Insight Communications Company, Inc.

United States of America		Registered	73726578	1520156	May-5-1988	Jan-10-1989	Insight Communications Company, Inc.

United States of America		Registered	75613456	2321115	Dec-30-1998	Feb-22-2000	Insight Communications Company, Inc.

United States of America		Registered	76977727	3006320	Jun-27-2003	Oct-11-2005	Insight Communications Company, Inc.

United States of America	INSIGHT DIGITAL	Registered	76979063	3811231	Jun-25-2003	Jun-29-2010	Insight Communications Company, Inc.

United States of America	INSIGHT. THE FIBER OF BUSINESS.	Registered	77906169	3852759	Jan-6-2010	Sep-28-2010	Insight Communications Company, Inc.

United States of America		Registered	78681504	3224068	Jul-29-2005	Apr-3-2007	Insight Communications Company, Inc.

United States of America		Registered	76979059	3799877	Jun-25-2003	Jun-8-2010	Insight Communications Company, Inc.

United States of America		Registered	77754505	3762567	Jun-8-2009	Mar-23-2010	Insight Communications Company, Inc.

United States of America	INTERNATIONAL ONEPRICE	Registered	77235037	3443198	Jul-20-2007	Jun-3-2008	Time Warner Cable Enterprises LLC

7

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	IT’S EVERYWHERE YOU ARE	Registered	77238290	3705855	Jul-25-2007	Nov-3-2009	Time Warner Cable Enterprises LLC

United States of America	KERNEL	Registered	86252024	4676699	Apr-14-2014	Jan-20-2015	Time Warner Cable Enterprises LLC

United States of America		Registered	86294498	4676735	May-29-2014	Jan-20-2015	Time Warner Cable Enterprises LLC

United States of America		Registered	85688483	4323445	Jul-27-2012	Apr-23-2013	Time Warner Cable Enterprises LLC

United States of America	LIFE IN THE 4G FAST LANE	Registered	77932197	3847638	Feb-10-2010	Sep-14-2010	Time Warner Cable Enterprises LLC

United States of America	LO MEJOR ON DEMAND	Registered	85039995	3979734	May-17-2010	Jun-14-2011	Time Warner Cable Enterprises LLC

United States of America	LOOK BACK	Registered	77207321	3683628	Jun-15-2007	Sep-15-2009	Time Warner Cable Enterprises LLC

United States of America		Registered	85149156	4158493	Oct-10-2010	Jun-12-2012	Time Warner Cable Enterprises LLC

United States of America	MI CULTURA	Registered	85/265,565	4041469	Mar-13-2011	Oct-18-2011	Time Warner Cable Enterprises LLC

United States of America		Registered	77580302	3664965	Sep-26-2008	Aug-4-2009	Time Warner Cable Enterprises LLC

United States of America	MOVIE TRAILERS ON DEMAND	Registered	78864852	3203177	Apr-19-2006	Jan-23-2007	Time Warner Cable Enterprises LLC

United States of America	MULTIROOM ON DEMAND	Registered	77934692	4061653	Feb-12-2010	Nov-22-2011	Insight Communications Company, Inc.

8

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	MY INSIGHT	Registered	78981382	3819833	Nov-11-2005	Jul-13-2010	Insight Communications Company, Inc.

United States of America	MY ISLAND PHONE	Registered	77524351	3671778	Jul-17-2008	Aug-25-2009	Time Warner Cable Enterprises LLC

United States of America	MY MOVE	Registered	85413146	4227331	Sep-1-2011	Oct-16-2012	Time Warner Cable Enterprises LLC

United States of America	MY ON DEMAND	Registered	78722118	3707006	Sep-28-2005	Nov-3-2009	Time Warner Cable Enterprises LLC

United States of America	NAVICLOUD	Registered	77822384	3833961	Sep-9-2009	Aug-17-2010	NaviSite, Inc.

United States of America	NAVICLOUD DIRECTOR	Registered	86172751	4588686	Jan-23-2014	Aug-19-2014	NaviSite, Inc.

United States of America	NAVISITE	Registered	75629506	2445562	Jan-28-1999	Apr-24-2001	NaviSite, Inc.

United States of America	NAVISITE	Registered	75471414	2470821	Apr-17-1998	Jul-24-2001	Time Warner Cable Enterprises LLC

United States of America		Registered	75455179	2256916	Mar-23-1998	Jun-29-1999	NaviSite, Inc.

United States of America		Registered	77843513	3852534	Oct-7-2009	Sep-28-2010	NaviSite, Inc.

United States of America	NEON	Registered	85010371	3848088	Apr-9-2010	Sep-14-2010	Time Warner Cable Enterprises LLC

United States of America	NEW YORK 1	Registered	74404727	1830657	Jun-23-1993	Apr-12-1994	Time Warner Cable Enterprises LLC

9

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	NEXT GEN NEXT DOOR	Registered	85872968	4544656	Mar-11-2013	Jun-3-2014	Time Warner Cable Enterprises LLC

United States of America	NEXT GEN NEXT DOOR	Registered	85602300	4580593	Apr-19-2012	Aug-5-2014	Time Warner Cable Enterprises LLC

United States of America	NY 1	Registered	76202223	2692156	Jan-31-2001	Mar-4-2003	Time Warner Cable Enterprises LLC

United States of America		Registered	74295772	1819241	Jul-20-1992	Feb-1-1994	Time Warner Cable Enterprises LLC

United States of America	NY 1N	Registered	78272069	3000697	Jul-9-2003	Sep-27-2005	Time Warner Cable Enterprises LLC

United States of America	NY1 MINUTE	Registered	86640603	4949512	May-26-2015	May-3-2016	Time Warner Cable Enterprises LLC

United States of America	NY1 NOTICIAS	Registered	78271673	2969879	Jul-8-2003	Jul-19-2005	Time Warner Cable Enterprises LLC

United States of America	OC 16	Registered	78347436	2997111	Jan-2-2004	Sep-20-2005	Time Warner Cable Enterprises LLC

United States of America		Registered	86639743	4880596	May-22-2015	Jan-5-2016	Time Warner Cable Enterprises LLC

United States of America		Registered	86639863	4880601	May-22-2015	Jan-5-2016	Time Warner Cable Enterprises LLC

10

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America		Registered	86639854	4880600	May-22-2015	Jan-5-2016	Time Warner Cable Enterprises LLC

United States of America		Registered	78347441	3075574	Jan-2-2004	Apr-4-2006	Time Warner Cable Enterprises LLC

United States of America	OCEANIC SECURITY	Registered	85097948	4003821	Aug-2-2010	Jul-26-2011	Time Warner Cable Enterprises LLC

United States of America		Registered	86260132	4641267	Apr-23-2014	Nov-18-2014	Time Warner Cable Enterprises LLC

United States of America		Registered	86260114	4641266	Apr-23-2014	Nov-18-2014	Time Warner Cable Enterprises LLC

United States of America	POWER OF YOU	Registered	78649067	3403067	Jun-13-2005	Mar-25-2008	Time Warner Cable Enterprises LLC

United States of America	POWERED BY ALABANZA	Registered	76543733	3093589	Sep-9-2003	May-16-2006	Alabanza Inc.

United States of America		Registered53	78622536	3082683	May-4-2005	Apr-18-2006	Time Warner Cable Enterprises LLC

53	Currently registered but will be allowed to lapse.

11

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	POWERTASKING	Registered	77855591	3929588	Oct-22-2009	Mar-8-2011	Time Warner Cable Enterprises LLC

United States of America		Registered	77817867	3859124	Sep-1-2009	Oct-12-2010	Time Warner Cable Enterprises LLC

United States of America	PROMOTIONS ON DEMAND (Child)	Registered	77979226	3801433	Apr-8-2009	Jun-8-2010	Time Warner Cable Enterprises LLC

United States of America	PROMOTIONS ON DEMAND (Parent)	Registered	77709529	4029203	Apr-8-2009	Sep-20-2011	Time Warner Cable Enterprises LLC

United States of America	PURE POLITICS	Registered	85687824	4323442	Jul-26-2012	Apr-23-2013	Time Warner Cable Enterprises LLC

United States of America	QUICKVIEW	Registered	77931532	4035682	Feb-9-2010	Oct-4-2011	Insight Communications Company, Inc.

United States of America	SAN ANTONIO ON DEMAND	Registered	78830362	3266790	Mar-6-2006	Jul-17-2007	Time Warner Cable Enterprises LLC

United States of America	SIGNATUREHOME	Registered	85053640	4039374	Jun-3-2010	Oct-11-2011	Time Warner Cable Enterprises LLC

United States of America	SIGNATUREHOME BEST SEATS SWEEPSTAKES	Registered	85529636	4186876	Jan-31-2012	Aug-7-2012	Time Warner Cable Enterprises LLC

United States of America	SIGNATURESERVICE	Registered	85081271	4018170	Jul-9-2010	Aug-30-2011	Time Warner Cable Enterprises LLC

United States of America	SIGNATURESERVICE	Registered	85478163	4182473	Nov-21-2011	Jul-31-2012	Time Warner Cable Enterprises LLC

United States of America	SIMPLE IS BETTER	Registered	78594461	3092694	Mar-24-2005	May-16-2006	Insight Communications Company, Inc.

United States of America	SIR CHARGE	Registered	77265255	4020954	Aug-27-2007	Sep-6-2011	Time Warner Cable Enterprises LLC

12

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	SITEXPRESS	Registered	76574373	3013667	Feb-6-2004	Nov-8-2005	Time Warner Cable Enterprises LLC

United States of America	SOCIAL ONE	Registered	85313890	4498445	May-5-2011	Mar-18-2014	Time Warner Cable Enterprises LLC

United States of America	SPEEDZONE	Registered	85054551	3969213	Jun-4-2010	May-31-2011	Time Warner Cable Enterprises LLC

United States of America	SPORTS PEOPLE HAWAII	Registered	86367035	4798209	Aug-14-2014	Aug-25-2015	Time Warner Cable Enterprises LLC

United States of America	START OVER	Registered	77647336	3654615	Jan-12-2009	Jul-14-2009	Time Warner Cable Enterprises LLC

United States of America	STARTOVER	Registered	77067027	3425188	Dec-19-2006	May-13-2008	Time Warner Cable Enterprises LLC

United States of America	STEP THRU THE SCREEN	Registered	85226556	3998230	Jan-26-2011	Jul-19-2011	Time Warner Cable Enterprises LLC

United States of America	STUF TV	Registered	78362003	2966720	Feb-3-2004	Jul-12-2005	Time Warner Cable Enterprises LLC

United States of America	TELEFONAZO	Registered	85039704	3969170	May-16-2010	May-31-2011	Time Warner Cable Enterprises LLC

United States of America		Registered	85039972	3969171	May-17-2010	May-31-2011	Time Warner Cable Enterprises LLC

United States of America	THAT’S HOW	Registered	85798090	4412275	Dec-8-2012	Oct-1-2013	Time Warner Cable Enterprises LLC

United States of America	THE FUTURE IS HERE. THE FUTURE IS COMING.	Registered	85042350	4292686	May-19-2010	Feb-19-2013	Insight Communications Company, Inc.

United States of America	THE ROAD TO CITY HALL	Registered	74439649	1862837	Sep-24-1993	Nov-15-1994	Time Warner Cable Enterprises LLC

13

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	THE TOTAL DIGITAL HOME	Registered	76318511	2733972	Oct-1-2001	Jul-8-2003	Time Warner Cable Enterprises LLC

United States of America	THE WAY TO GROW	Registered	85159362	4126332	Oct-22-2010	Apr-10-2012	Insight Communications Company, Inc.

United States of America	TIENES PODER	Registered54	77825732	3774790	Sep-14-2009	Apr-13-2010	Time Warner Cable Enterprises LLC

United States of America	ULTRASMART	Registered	85082244	4199035	Jul-12-2010	Aug-28-2012	Time Warner Cable Enterprises LLC

United States of America	USURF	Registered	85031803	4165063	May-6-2010	Jun-26-2012	Time Warner Cable Enterprises LLC

United States of America	VELIGENT	Pending ITU Allowed	86282649		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	VELIGENT	Pending ITU Allowed	86282668		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	VELIGENT	Pending ITU Allowed	86282693		May-15-2014		Time Warner Cable Enterprises LLC

United States of America	VOICEZONE	Registered	85078045	4129285	Jul-5-2010	Apr-17-2012	Time Warner Cable Enterprises LLC

United States of America	WEATHER ON THE 1S	Pending	86640611		May-26-2015		Time Warner Cable Enterprises LLC

United States of America	WHAT YOU LIVE FOR, LIVES HERE	Registered	86172739	4791400	Jan-23-2014	Aug-11-2015	Time Warner Cable Enterprises LLC

United States of America	WHAT YOU LIVE FOR, LIVES HERE	Registered	86172742	4791401	Jan-23-2014	Aug-11-2015	Time Warner Cable Enterprises LLC

54	Currently registered but will be allowed to lapse.

14

COUNTRY	TRADEMARK	STATUS	APP #	REG #	APP DATE	REG DATE	OWNER

United States of America	WISCONSIN ON DEMAND	Registered	78443518	3102384	Jun-30-2004	Jun-6-2006	Time Warner Cable Enterprises LLC

United States of America	XCAST	Pending ITU Allowed	86554332		Mar-5-2015		Time Warner Cable Enterprises LLC

United States of America	XCAST	Registered	86518781	4844427	Jan-29-2015	Nov-3-2015	Time Warner Cable Enterprises LLC

United States of America	XCAST	Registered	86518793	4844428	Jan-29-2015	Nov-3-2015	Time Warner Cable Enterprises LLC

United States of America	YNN	Registered	78702525	3331429	Aug-30-2005	Nov-6-2007	Time Warner Cable Enterprises LLC

United States of America		Registered	85498825	4263520	Dec-19-2011	Dec-25-2012	Time Warner Cable Enterprises LLC

United States of America	YOU FIRST. THE TECHNOLOGY FOLLOWS.	Registered55	77825692	3774789	Sep-14-2009	Apr-13-2010	Time Warner Cable Enterprises LLC

United States of America	YOUR HOME	Registered	86507657	4801423	Jan-20-2015	Aug-25-2015	Time Warner Cable Enterprises LLC

United States of America	YOUR NEWS NOW	Registered	85254108	4284600	Mar-1-2011	Feb-5-2013	Time Warner Cable Enterprises LLC

United States of America	YOUR WORLD IS ALWAYS ON	Registered	76449529	2765508	Sep-13-2002	Sep-16-2003	Time Warner Cable Internet LLC

55	Currently registered but will be allowed to lapse.

15

Schedule 6

SUBSIDIARY GUARANTORS

1.	American Cable Entertainment Company, LLC
2.	Athens Cablevision, LLC
3.	Ausable Cable TV, LLC
4.	Bresnan Broadband Holdings, LLC
5.	Bresnan Broadband of Colorado, LLC
6.	Bresnan Broadband of Montana, LLC
7.	Bresnan Broadband of Utah, LLC
8.	Bresnan Broadband of Wyoming, LLC
9.	Bresnan Communications, LLC
10.	Bresnan Digital Services, LLC
11.	Bresnan Microwave of Montana, LLC
12.	Cable Equities Colorado, LLC
13.	Cable Equities of Colorado Management LLC
14.	CC 10, LLC
15.	CC Fiberlink, LLC
16.	CC Michigan, LLC
17.	CC Systems, LLC
18.	CC V Holdings, LLC
19.	CC VI Fiberlink, LLC
20.	CC VI Operating Company, LLC
21.	CC VII Fiberlink, LLC
22.	CC VIII Fiberlink, LLC
23.	CC VIII Holdings, LLC
24.	CC VIII Operating, LLC
25.	CC VIII, LLC
26.	CCO Fiberlink, LLC
27.	CCO Holdco Transfers VII, LLC
28.	CCO LP, LLC
29.	CCO NR Holdings, LLC
30.	CCO Purchasing, LLC
31.	CCO SoCal I, LLC
32.	CCO SoCal II, LLC
33.	CCO SoCal Vehicles, LLC
34.	CCO Transfers, LLC
35.	Charter Advanced Services (AL), LLC
36.	Charter Advanced Services (CA), LLC
37.	Charter Advanced Services (CO), LLC
38.	Charter Advanced Services (CT), LLC
39.	Charter Advanced Services (GA), LLC
40.	Charter Advanced Services (IL), LLC
41.	Charter Advanced Services (IN), LLC
42.	Charter Advanced Services (KY), LLC
43.	Charter Advanced Services (LA), LLC

44.	Charter Advanced Services (MA), LLC
45.	Charter Advanced Services (MD), LLC
46.	Charter Advanced Services (MI), LLC
47.	Charter Advanced Services (MN), LLC
48.	Charter Advanced Services (MO), LLC
49.	Charter Advanced Services (MS), LLC
50.	Charter Advanced Services (MT), LLC
51.	Charter Advanced Services (NC), LLC
52.	Charter Advanced Services (NE), LLC
53.	Charter Advanced Services (NH), LLC
54.	Charter Advanced Services (NV), LLC
55.	Charter Advanced Services (NY), LLC
56.	Charter Advanced Services (OH), LLC
57.	Charter Advanced Services (OR), LLC
58.	Charter Advanced Services (PA), LLC
59.	Charter Advanced Services (SC), LLC
60.	Charter Advanced Services (TN), LLC
61.	Charter Advanced Services (TX), LLC
62.	Charter Advanced Services (UT), LLC
63.	Charter Advanced Services (VA), LLC
64.	Charter Advanced Services (VT), LLC
65.	Charter Advanced Services (WA), LLC
66.	Charter Advanced Services (WI), LLC
67.	Charter Advanced Services (WV), LLC
68.	Charter Advanced Services (WY), LLC
69.	Charter Advanced Services VIII (MI), LLC
70.	Charter Advanced Services VIII (MN), LLC
71.	Charter Advanced Services VIII (WI), LLC
72.	Charter Advertising of Saint Louis, LLC
73.	Charter Cable Operating Company, LLC
74.	Charter Cable Partners, LLC
75.	Charter Communications Entertainment I, LLC
76.	Charter Communications Entertainment II, LLC
77.	Charter Communications Entertainment, LLC
78.	Charter Communications of California, LLC
79.	Charter Communications Operating Capital Corp.
80.	Charter Communications Properties LLC
81.	Charter Communications V, LLC
82.	Charter Communications Ventures, LLC
83.	Charter Communications VI, L.L.C.
84.	Charter Communications VII, LLC
85.	Charter Communications, LLC
86.	Charter Distribution, LLC
87.	Charter Fiberlink – Alabama, LLC
88.	Charter Fiberlink – Georgia, LLC
89.	Charter Fiberlink – Illinois, LLC
90.	Charter Fiberlink – Maryland II, LLC

91.	Charter Fiberlink – Michigan, LLC
92.	Charter Fiberlink – Missouri, LLC
93.	Charter Fiberlink – Nebraska, LLC
94.	Charter Fiberlink – Pennsylvania, LLC
95.	Charter Fiberlink – Tennessee, LLC
96.	Charter Fiberlink AR-CCVII, LLC
97.	Charter Fiberlink CA-CCO, LLC
98.	Charter Fiberlink CC VIII, LLC
99.	Charter Fiberlink CCO, LLC
100.	Charter Fiberlink CT-CCO, LLC
101.	Charter Fiberlink LA-CCO, LLC
102.	Charter Fiberlink MA-CCO, LLC
103.	Charter Fiberlink MS-CCVI, LLC
104.	Charter Fiberlink NC-CCO, LLC
105.	Charter Fiberlink NH-CCO, LLC
106.	Charter Fiberlink NV-CCVII, LLC
107.	Charter Fiberlink NY-CCO, LLC
108.	Charter Fiberlink OH-CCO, LLC
109.	Charter Fiberlink OR-CCVII, LLC
110.	Charter Fiberlink SC-CCO, LLC
111.	Charter Fiberlink TX-CCO, LLC
112.	Charter Fiberlink VA-CCO, LLC
113.	Charter Fiberlink VT-CCO, LLC
114.	Charter Fiberlink WA-CCVII, LLC
115.	Charter Helicon, LLC
116.	Charter Home Security, LLC
117.	Charter Leasing Holding Company, LLC
118.	Charter Leasing of Wisconsin, LLC
119.	Charter RMG, LLC
120.	Charter Stores FCN, LLC
121.	Charter Video Electronics, LLC
122.	Falcon Cable Communications, LLC
123.	Falcon Cable Media, a California Limited Partnership
124.	Falcon Cable Systems Company II, L.P.
125.	Falcon Cablevision, a California Limited Partnership
126.	Falcon Community Cable, L.P.
127.	Falcon Community Ventures I Limited Partnership
128.	Falcon First Cable of the Southeast, LLC
129.	Falcon First, LLC
130.	Falcon Telecable, a California Limited Partnership
131.	Falcon Video Communications, L.P.
132.	Helicon Partners I, L.P.
133.	Hometown T.V., LLC
134.	HPI Acquisition Co. LLC
135.	Interlink Communications Partners, LLC
136.	Long Beach, LLC
137.	Marcus Cable Associates, L.L.C.

138.	Marcus Cable of Alabama, L.L.C.
139.	Marcus Cable, LLC
140.	Midwest Cable Communications, LLC
141.	Peachtree Cable TV, L.P.
142.	Peachtree Cable TV, LLC
143.	Phone Transfers (AL), LLC
144.	Phone Transfers (CA), LLC
145.	Phone Transfers (GA), LLC
146.	Phone Transfers (NC), LLC
147.	Phone Transfers (TN), LLC
148.	Phone Transfers (VA), LLC
149.	Plattsburgh Cablevision, LLC
150.	Renaissance Media LLC
151.	Rifkin Acquisition Partners, LLC
152.	Robin Media Group, LLC
153.	Scottsboro TV Cable, LLC
154.	Tennessee, LLC
155.	The Helicon Group, L.P.
156.	Vista Broadband Communications, LLC
157.	VOIP Transfers (AL), LLC
158.	VOIP Transfers (CA) LLC
159.	VOIP Transfers (GA), LLC
160.	VOIP Transfers (NC), LLC
161.	VOIP Transfers (TN), LLC
162.	VOIP Transfers (VA), LLC
163.	AdCast North Carolina Cable Advertising, LLC
164.	Alabanza LLC
165.	America’s Job Exchange LLC
166.	Coaxial Communications of Central Ohio LLC
167.	DukeNet Communications Holdings, LLC
168.	DukeNet Communications, LLC
169.	ICI Holdings, LLC
170.	Insight Blocker LLC
171.	Insight Capital LLC
172.	Insight Communications Company LLC
173.	Insight Communications Company, L.P.
174.	Insight Communications Midwest, LLC
175.	Insight Communications of Central Ohio, LLC
176.	Insight Communications of Kentucky, L.P.
177.	Insight Interactive, LLC
178.	Insight Kentucky Capital, LLC
179.	Insight Kentucky Partners I, L.P.
180.	Insight Kentucky Partners II, L.P.
181.	Insight Midwest Holdings, LLC
182.	Insight Midwest, L.P.
183.	Insight Phone of Indiana, LLC
184.	Insight Phone of Kentucky, LLC

185.	Insight Phone of Ohio, LLC
186.	Interactive Cable Services, LLC
187.	Intrepid Acquisition LLC
188.	NaviSite LLC
189.	New Wisconsin Procurement LLC
190.	Oceanic Time Warner Cable LLC
191.	Parity Assets, LLC
192.	Time Warner Cable Business LLC
193.	Time Warner Cable Enterprises LLC
194.	Time Warner Cable Information Services (Alabama), LLC
195.	Time Warner Cable Information Services (Arizona), LLC
196.	Time Warner Cable Information Services (California), LLC
197.	Time Warner Cable Information Services (Colorado), LLC
198.	Time Warner Cable Information Services (Hawaii), LLC
199.	Time Warner Cable Information Services (Idaho), LLC
200.	Time Warner Cable Information Services (Illinois), LLC
201.	Time Warner Cable Information Services (Indiana), LLC
202.	Time Warner Cable Information Services (Kansas), LLC
203.	Time Warner Cable Information Services (Kentucky), LLC
204.	Time Warner Cable Information Services (Maine), LLC
205.	Time Warner Cable Information Services (Massachusetts), LLC
206.	Time Warner Cable Information Services (Michigan), LLC
207.	Time Warner Cable Information Services (Missouri), LLC
208.	Time Warner Cable Information Services (Nebraska), LLC
209.	Time Warner Cable Information Services (New Hampshire), LLC
210.	Time Warner Cable Information Services (New Jersey), LLC
211.	Time Warner Cable Information Services (New Mexico) LLC
212.	Time Warner Cable Information Services (New York), LLC
213.	Time Warner Cable Information Services (North Carolina), LLC
214.	Time Warner Cable Information Services (Ohio), LLC
215.	Time Warner Cable Information Services (Pennsylvania), LLC
216.	Time Warner Cable Information Services (South Carolina), LLC
217.	Time Warner Cable Information Services (Tennessee), LLC
218.	Time Warner Cable Information Services (Texas), LLC
219.	Time Warner Cable Information Services (Virginia), LLC
220.	Time Warner Cable Information Services (Washington), LLC
221.	Time Warner Cable Information Services (West Virginia), LLC
222.	Time Warner Cable Information Services (Wisconsin), LLC
223.	Time Warner Cable International LLC
224.	Time Warner Cable Internet Holdings III LLC
225.	Time Warner Cable Internet Holdings LLC
226.	Time Warner Cable Internet LLC
227.	Time Warner Cable Media LLC
228.	Time Warner Cable Midwest LLC
229.	Time Warner Cable New York City LLC
230.	Time Warner Cable Northeast LLC
231.	Time Warner Cable Pacific West LLC

232.	Time Warner Cable Services LLC
233.	Time Warner Cable Southeast LLC
234.	Time Warner Cable Sports LLC
235.	Time Warner Cable Texas LLC
236.	TWC Administration LLC
237.	TWC Communications, LLC
238.	TWC Digital Phone LLC
239.	TWC Media Blocker LLC
240.	TWC NewCo LLC
241.	TWC News and Local Programming Holdco LLC
242.	TWC News and Local Programming LLC
243.	TWC Regional Sports Network I LLC
244.	TWC Security LLC
245.	TWC SEE Holdco LLC
246.	TWC Wireless LLC
247.	TWC/Charter Dallas Cable Advertising, LLC
248.	TWCIS Holdco LLC
249.	Wisconsin Procurement Holdco LLC
250.	BHN Home Security Services, LLC
251.	BHN Spectrum Investments, LLC
252.	Bright House Networks, LLC
253.	Bright House Networks Information Services (Alabama), LLC
254.	Bright House Networks Information Services (California), LLC
255.	Bright House Networks Information Services (Florida), LLC
256.	Bright House Networks Information Services (Indiana), LLC
257.	Bright House Networks Information Services (Michigan), LLC

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Collateral Agreement, dated as of May 18, 2016 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), made by the Grantors party thereto for the benefit of [        ], as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent and the other Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) of the Agreement.

3. The terms of Sections 6.1(c) and 6.5 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1(c) or 7.5 of the Agreement.

[NAME OF PLEDGED ISSUER]

By:

Name:

Title:

Address for Notices:

Fax:

Annex 1 to the

Collateral Agreement

ASSUMPTION AGREEMENT, dated as of May [    ], 2016, made by                                         , a                      (the “Additional Grantor”), in favor of [        ]., as Collateral Agent (in such capacity, the “Collateral Agent”), for the Holders pursuant to the indenture, dated as of July 23, 2015 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Charter Communications Operating, LLC (“CCO”), Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”), The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Indenture.

W I T N E S S E T H :

WHEREAS, CCO Safari issued 3.579% Senior Secured Notes due 2020, 4.464% Senior Secured Notes due 2022, 4.908% Senior Secured Notes due 2025, 6.384% Senior Secured Notes due 2035, 6.484% Senior Secured Notes due 2045 and 6.834% Senior Secured Notes due 2055 (collectively and together with any Additional Notes, the “Notes”) pursuant to the First Supplemental Indenture, dated as of July 23, 2015, by and among CCO Safari, CCH II, LLC, as limited guarantor thereto, the Trustee and the Collateral Agent;

WHEREAS, the Issuers have assumed all of the obligations of CCO Safari under the Notes pursuant to the Second Supplemental Indenture, dated as of May 18, 2016, by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent;

WHEREAS, in connection with the Indenture, the Issuers and certain of their Subsidiaries have entered into the Collateral Agreement, dated as of May 18, 2016 (as further amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Indenture requires the Additional Grantor to become a party to the Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except for any representation and warranty that is made as of a specified earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date). Without limiting the generality of the foregoing, the Additional Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, of a security interest in, all of the Collateral now owned or at any time hereafter acquired by such Additional Grantor or in which such Additional Grantor now has or at any time in the future may acquire any right, title or interest as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Additional Grantor’s Obligations.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:

Title:

Annex 1-A to the

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5